MARCH 31, 2008

RYDEX SERIES FUNDS ANNUAL REPORT

DOMESTIC EQUITY FUNDS

MULTI-CAP CORE EQUITY FUND

SECTOR ROTATION FUND

ALTERNATIVE INVESTMENT FUNDS

ABSOLUTE RETURN STRATEGIES FUND

ALTERNATIVE STRATEGIES ALLOCATION FUND

COMMODITIES STRATEGY FUND

(Formerly, Commodities Fund)

HEDGED EQUITY FUND

INTERNATIONAL ROTATION FUND

MANAGED FUTURES STRATEGY FUND

(Formerly, Managed Futures Fund)

REAL ESTATE FUND

STRENGTHENING DOLLAR 2x STRATEGY FUND

(Formerly, Dynamic Strengthening Dollar Fund)

WEAKENING DOLLAR 2x STRATEGY FUND

(Formerly, Dynamic Weakening Dollar Fund)

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

PERFORMANCE REPORTS AND FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

30

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

66

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

68

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

70

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

74

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

. . . . . . . . . . . . . . . . . . . . . . . . . . . .

92

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

93

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

95

THE RYDEX SERIES FUNDS ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The year ended March 31, 2008 was a momentous one in many respects. The U.S. financial system teetered on the brink of collapse as the ongoing crisis in the nation’s credit markets seemed to threaten the solvency of many major Wall Street institutions. Indeed, financial market turmoil, the magnitude of which had not been seen in decades, lead to the dramatic collapse of Bear Stearns, a powerhouse investment bank that traced its origins back to the 1920’s and had successfully weathered the Great Depression. At the tail end of the period, stocks soared in a classic relief rally once it was clear that other major financial institutions did not face solvency issues that threatened their very existence and the overall health of the U.S. financial system.

During this tumultuous period, the Dow Jones Industrial AverageSM actually managed to eke out a 1.59% gain despite losing more than 1,000 points in the first three months of 2008, the largest quarterly point decline in the Index’s long history. The S&P 500® Index found the going a bit tougher, falling 5.08%. With the avoidance of risk the dominant theme over the past year, more aggressive exposures such as small-cap and mid-cap stocks suffered. The S&P 400® MidCap Index fell 6.97%, while the Russell 2000® Index of small-cap stocks lost

13.00% of its value. Financial stocks were at the epicenter of the crisis that began to unfold during the summer

(the S&P 500 Financials Index fell an astounding 27.78% during the period). The S&P SmallCap 600/Citigroup

Pure Value Index was the worst performing sector in the traditional style-box series, falling 22.23%.

International stocks were the clear winners for the year ended March 31, 2008. Developed market stocks performed in-line with their U.S. counterparts (the benchmark MSCI EAFE Index declined 2.10%), aided by local currency appreciation as the U.S. dollar fell over 13.42%. Emerging market stocks, however, continued their multi-

year run as the MSCI EM Index soared over 21.00% on the back of huge rallies in the BRIC markets.

Not surprisingly, investors ran to the safety of U.S. Treasury securities, pulling long-term interest rates down to five-year lows. Short-term interest rates plummeted, with the yield on the 2-year Treasury note falling in excess of three percentage points to 1.59%. Longer-term interest rates were a little stickier as the yield on the 10-year

Note fell a more modest 1.2 points to 3.42%. As a result, the yield curve resumed its traditional positive slope after having been flat for an extended period.

The impetus for the dramatic shift in the term structure of interest rates was a series of emergency rate cuts by the Federal Reserve (the “Fed”). In six sweeping moves, the Fed slashed the widely watched Fed Funds target rate from 5.25% to 2.25%. In this crisis environment, the Fed, in conjunction with other central banks,

continuously pumped hundreds of billions of dollars of liquidity into the global financial system. With all the ingredients for a recession firmly in place – depressed consumer sentiment, shrinking payrolls, declining retail sales, curtailed capital spending plans and falling wealth levels - government at all levels went into crisis prevention mode. Despite all the bad news, it is unlikely that the U.S. economy actually shrank during this period. The cheap U.S. dollar fueled a boom in exports which kept economic growth in the black. Low short-

term interest rates and a cheap dollar also fueled a boom in commodities markets, as the prices of oil, industrial metals and agricultural products skyrocketed. Oil, in particular, rose 54%, breaching the psychologically significant $100 per barrel mark by the end of the period.

Although write downs will continue to dribble out of the banking system, the worst of the financial crisis seems to be behind us at this point. Recent earnings reports from the likes of Lehman Brothers, Goldman Sachs, and

Morgan Stanley indicate that the U.S. financial system is sufficiently capitalized to weather the credit crisis unless estimates of mortgage debt write offs are substantially off the mark. This leaves us cautiously optimistic about the direction of stock prices as we move into the new year. There is little doubt that the economy will continue to flirt with recession and interest rates are poised to rise. Yet there has been an important and discernable shift in market sentiment indicating, to us at least, that more bad news from the housing front will be taken in stride.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David Reilly, CFA

Director of Portfolio Strategy

2

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THE RYDEX SERIES FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Level

Performance

Expectation

Fund NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$ 9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2007 and ending March 31, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account val-

ues and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return.

Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical exam-

ples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Table 1. Based on actual Fund return

Multi-Cap Core Equity Fund

A-Class

1.13%

$1,000.00

$

842.65

$

5.21

C-Class

1.90%

1,000.00

839.69

8.74

H-Class

1.16%

1,000.00

843.15

5.35

Sector Rotation Fund

A-Class

1.65%

1,000.00

864.03

7.69

C-Class

2.40%

1,000.00

861.51

11.17

H-Class

1.65%

1,000.00

864.37

7.69

Absolute Return Strategies Fund

A-Class

2.11%

1,000.00

940.09

10.23

C-Class

2.87%

1,000.00

936.11

13.89

H-Class

2.11%

1,000.00

940.14

10.23

Alternative Strategies Allocation Fund**

A-Class

0.00%

1,000.00

993.60

—

C-Class

0.68%

1,000.00

993.20

3.39

H-Class

0.00%

1,000.00

993.60

—

Commodities Strategy Fund

A-Class

1.19%

1,000.00

1,217.59

6.60

C-Class

1.94%

1,000.00

1,213.36

10.73

H-Class

1.19%

1,000.00

1,217.75

6.60

Hedged Equity Fund

A-Class

2.19%

1,000.00

892.88

10.36

C-Class

2.94%

1,000.00

889.65

13.89

H-Class

2.15%

1,000.00

892.94

10.17

International Rotation Fund

A-Class

1.75%

1,000.00

885.48

8.25

C-Class

2.50%

1,000.00

882.03

11.76

H-Class

1.76%

1,000.00

885.52

8.30

Managed Futures Strategy Fund

A-Class

1.76%

1,000.00

1,122.02

9.34

C-Class

2.52%

1,000.00

1,118.16

13.34

H-Class

1.76%

1,000.00

1,122.02

9.34

Real Estate Fund

A-Class

1.63%

1,000.00

858.60

7.57

C-Class

2.38%

1,000.00

855.30

11.04

H-Class

1.64%

1,000.00

858.52

7.62

Strengthening Dollar 2x Strategy Fund

A-Class

1.66%

1,000.00

863.04

7.73

C-Class

2.41%

1,000.00

859.67

11.20

H-Class

1.66%

1,000.00

862.92

7.73

Weakening Dollar 2x Strategy Fund

A-Class

1.67%

1,000.00

1,167.11

9.05

C-Class

2.42%

1,000.00

1,162.49

13.08

H-Class

1.66%

1,000.00

1,166.78

8.99

THE RYDEX SERIES FUNDS ANNUAL REPORT

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5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Table 2. Based on hypothetical 5% return (before expenses)

Multi-Cap Core Equity Fund

A-Class

1.13%

$1,000.00

$1,019.35

$

5.70

C-Class

1.90%

1,000.00

1,015.50

9.57

H-Class

1.16%

1,000.00

1,019.20

5.86

Sector Rotation Fund

A-Class

1.65%

1,000.00

1,016.75

8.32

C-Class

2.40%

1,000.00

1,013.00

12.08

H-Class

1.65%

1,000.00

1,016.75

8.32

Absolute Return Strategies Fund

A-Class

2.11%

1,000.00

1,014.45

10.63

C-Class

2.87%

1,000.00

1,010.65

14.43

H-Class

2.11%

1,000.00

1,014.45

10.63

Alternative Strategies Allocation Fund**

A-Class

0.00%

1,000.00

1,025.00

—

C-Class

0.68%

1,000.00

1,021.60

3.44

H-Class

0.00%

1,000.00

1,025.00

—

Commodities Strategy Fund

A-Class

1.19%

1,000.00

1,019.05

6.01

C-Class

1.94%

1,000.00

1,015.30

9.77

H-Class

1.19%

1,000.00

1,019.05

6.01

Hedged Equity Fund

A-Class

2.19%

1,000.00

1,014.05

11.03

C-Class

2.94%

1,000.00

1,010.30

14.78

H-Class

2.15%

1,000.00

1,014.25

10.83

International Rotation Fund

A-Class

1.75%

1,000.00

1,016.25

8.82

C-Class

2.50%

1,000.00

1,012.50

12.58

H-Class

1.76%

1,000.00

1,016.20

8.87

Managed Futures Strategy Fund

A-Class

1.76%

1,000.00

1,016.20

8.87

C-Class

2.52%

1,000.00

1,012.40

12.68

H-Class

1.76%

1,000.00

1,016.20

8.87

Real Estate Fund

A-Class

1.63%

1,000.00

1,016.85

8.22

C-Class

2.38%

1,000.00

1,013.10

11.98

H-Class

1.64%

1,000.00

1,016.80

8.27

Strengthening Dollar 2x Strategy Fund

A-Class

1.66%

1,000.00

1,016.70

8.37

C-Class

2.41%

1,000.00

1,012.95

12.13

H-Class

1.66%

1,000.00

1,016.70

8.37

Weakening Dollar 2x Strategy Fund

A-Class

1.67%

1,000.00

1,016.65

8.42

C-Class

2.42%

1,000.00

1,012.90

12.18

H-Class

1.66%

1,000.00

1,016.70

8.37

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

** Since the commencement of operations: March 7, 2008. Due to the limited length of Fund operations, current expense ratios may not be indicative of future expense ratios.

† This ratio represents annualized Total Expenses, which include dividend expense from securities sold short. Excluding short dividend expense, the operating expense ratio would be 0.56%, 0.63%, and 0.03% lower in each class of the Absolute Return Strategies

Fund, Hedged Equity Fund, and Managed Futures Strategy Fund, respectively.

6

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THE RYDEX SERIES FUNDS ANNUAL REPORT

This page intentionally left blank.

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

MULTI-CAP CORE EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Inception: September 23, 2002

Rydex Multi-Cap Core Equity Fund allocates its assets generally in equal proportions to the large-, mid- and small-

cap size groups. Large-cap stocks outperformed mid- and small-cap names during the one-year period ending March

31, 2008, and so the Fund’s somewhat smaller size bias detracted from performance.

The Fund uses a quantitative stock ranking model as part of the investment process. While growth factors came back in vogue and exposure to momentum benefited performance, weakness in value more than offset the positive. The stock selection model was particularly weak in the financial services and consumer discretionary sectors.

Rydex Multi-Cap Core Equity Fund H-Class returned -15.73% during the period.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

100%

Equity Index Futures Contracts

C-Class

September 23, 2002

Consumer Staples

H-Class

September 23, 2002

80%

Consumer Discretionary

Energy

Ten Largest Holdings

(% of Total Net Assets)

60%

Health Care

Industrials

Exxon Mobil Corp.

1.9%

AT&T, Inc.

1.1%

40%

Information

Technology

Microsoft Corp.

1.1%

General Electric Co.

1.0%

20%

Financials

Johnson & Johnson, Inc.

0.9%

Other

Chevron Corp.

0.8%

0%

Bank of America Corp.

0.7%

Multi-Cap Core Equity Fund

Hewlett-Packard Co.

0.7%

Procter & Gamble Co.

0.6%

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

Intel Corp.

0.6%

Top Ten Total

9.4%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

8

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MULTI-CAP CORE EQUITY FUND

Cumulative Fund Performance

MULTI-CAP CORE EQUITY

RUSSELLL

FUND A-CLASS†

3000® INDEX

$18,000

$16,000

$14,000

$12,792

$12,000

$11,106

$10,000

$8,000

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

MULTI-CAP CORE EQUITY

RUSSELLL

FUND H-CLASS

3000 INDEX

$25,000

$20,000

$18,180

$16,972

$15,000

$10,000

$5,000

09/23/02

03/31/03

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

(03/31/04)

(09/23/02)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

MULTI-CAP CORE EQUITY FUND

-15.78%

-19.78%

3.91%

2.66%

-16.39%

-17.07%

9.99%

9.23%

RUSSELL 3000 INDEX

-6.06%

-6.06%

6.35%

6.35%

-6.06%

-6.06%

12.07%

11.44%

H-Class

(09/23/02)

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

MULTI-CAP CORE EQUITY FUND

-15.73%

10.83%

10.06%

RUSSELL 3000 INDEX

-6.06%

12.07%

11.44%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 3000

Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class and H-class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SECTOR ROTATION FUND

OBJECTIVE: Seeks long-term capital appreciation.

Inception: March 22, 2002

Rydex Sector Rotation Fund H-Class had a relatively good year, returning 1.50% for the year ended March 31, 2008,

a period in which the S&P 500 finished -5.08%. The Fund’s performance was driven primarily by heavy exposures to the materials, telecom and industrials sectors, all of which rose at least in part due to growth in emerging markets, particularly in China. A large percentage of the Fund’s relative outperformance versus its benchmark came from what the Fund didn’t own. Since April 2007, the Fund has completely avoided the financials sector. This paid off as financials struggled throughout the year, with the U.S. housing market decline due in part to sub-prime loan defaults. At the more granular industry level, overweights in metals & mining, chemicals, road & rail, marine and wireless telecommunication services all provided strong performance during the year. Positions in the machinery,

electric utilities and internet & catalog retail all had smaller negative impacts on the Fund’s performance. Of note,

Rydex Sector Rotation Fund received a Lipper Award for the period ended December 31, 2007 for being the top performer in the Multi-Cap Core Funds category.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

March 31, 2004

C-Class

March 22, 2002

Consumer Staples

H-Class

80%

Health Care

March 22, 2002

Telecommunication Services

Ten Largest Holdings

60%

Energy

(% of Total Net Assets)

China Mobile Ltd. — SP ADR

2.1%

40%

Materials

ABB Ltd. — SP ADR

2.0%

Wal-Mart Stores, Inc.

1.8%

20%

The Mosaic Co.

1.7%

Industrials

Companhia Vale do Rio

Doce — SP ADR

1.7%

0%

Sector Rotation Fund

Rio Tinto PLC — SP ADR

1.7%

Monsanto Co.

1.6%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Emerson Electric Co.

1.6%

excludes any temporary cash investments.

BHP Billiton Ltd. — SP ADR

1.5%

Fluor Corp.

1.5%

Top Ten Total

17.2%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

10

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SECTOR ROTATION FUND

Cumulative Fund Performance

SECTOR ROTATION FUND A-CLASS†

S&P 500 INDEX

$18,000

$16,000

$14,000

$13,452

$12,654

$12,000

$10,000

$8,000

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

SECTOR ROTATION FUND H-CLASS

S&P 500 INDEX

$20,000

$15,000

$14,797

$12,852

$10,000

$5,000

03/22/02

03/31/03

03/31/04

03/31/05

03/31/06

03/31/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

(03/31/04)

(03/22/02)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

SECTOR ROTATION FUND

1.50%

-3.31%

9.01%

7.69%

0.81%

-0.14%

13.45%

5.93%

S&P 500 INDEX

-5.08%

-5.08%

6.06%

6.06%

-5.08%

-5.08%

11.32%

4.25%

H-Class

(03/22/02)

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

SECTOR ROTATION FUND

1.50%

14.31%

6.72%

S&P 500 INDEX

-5.08%

11.32%

4.25%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

11

Consumer Discretionary
Telecommunication Services
Financials
Industrials
Information Technology
Energy
Consumer Staples
Materials
Health Care
Utilities
Exchange Traded Funds
Futures Contracts

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN STRATEGIES FUND

OBJECTIVE: To provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Inception: September 19, 2005

The Rydex Absolute Return Strategies Fund H-Class was down 3.71% for the annual period ended March 31, 2008.

The major themes underlying these results were the initiation of a credit crisis accompanied by a dramatic widening of credit spreads, a de-leveraging of quantitative stock selection strategies by market participants, a significant rise in equity market volatility, and the continuing commodity bull and dollar bear markets.

The Fund’s Merger Arbitrage strategy suffered most significantly from the aforementioned themes as an unusually large number of deals broke in the 2nd half of the reporting period. Private equity deals, in particular, had a high propensity to fail as financial buyers either could not obtain capital or chose to break off deals due to rapidly rising borrowing rates.

Fixed Income Arbitrage performance also suffered from the credit crisis as widening credit spreads led to capital losses in Credit Spread positions; trades designed to capture the yield differential between corporate and treasury bonds. Offsetting these losses in the Fixed Income Arbitrage strategy were yield carry trades which benefited from declining yields in longer duration treasury securities.

Market Neutral strategies were negatively impacted by the unwinding of quantitative stock selection strategies by large market participants. In particular, Market Neutral Value positions were impaired during the second half of calendar year 2007. Partially offsetting these losses were gains from Market Neutral Growth positions which benefited from investors shifting to growth strategies and the Fund’s increasing allocation to this trade.

The Long/Short Equity strategy was hurt by all global equity markets with the exception of emerging markets which posted a strong positive gain for the period. In addition, the large increase in market volatility created an attractive opportunity for covered call-writing positions. The Fund capitalized on this opportunity with an increasing allocation to call-writing trades.

Global Macro strategies performed very well for the period. The continuing commodities bull market led to strong gains in the Fund’s long commodity position. Likewise, the continued downward movement of the U.S. dollar led to gains from the Fund’s short trade-weighted dollar position.

Over the past year, the Fund experienced a monthly correlation with the S&P 500 Index of 83%. The Fund also experienced volatility (standard deviation) of daily returns that was half that of the S&P 500 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

60%

A-Class

September 19, 2005

55%

50%

C-Class

September 19, 2005

45%

40%

H-Class

September 19, 2005

35%

30%

25%

Ten Largest Long Holdings

20%

15%

(% of Total Net Assets)

10%

5%

iShares S&P GSCI Commodity

0%

-5%

Indexed Trust

4.5%

-10%

-15%

iShares MSCI Emerging Markets

Index Fund

2.0%

Baxter International, Inc.

0.6%

Verizon Communications, Inc.

0.5%

Molson Coors Brewing Co. —

Class B

0.5%

Absolute Return Strategies Fund

Absolute Return Strategies Fund

Long Holdings

Short Holdings

Cumulus Media, Inc. — Class A

0.5%

Myers Industries, Inc.

0.5%

First Charter Corp.

0.5%

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

Restoration Hardware, Inc.

0.5%

Bronco Drilling Co., Inc.

0.5%

Top Ten Total

10.6%

“Ten Largest Long Holdings” exclude any

temporary cash or derivative investments.

12

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN STRATEGIES FUND

Cumulative Fund Performance

ABSOLUTE RETURN

S&P 500 INDEX

STRATEGIES FUND

DOW JONES HEDGE FUND

A-CLASS†

BALANCED PORTFOLIO INDEX

$14,000

$12,000

$11,492

$11,278

$10,000

$9,954

$8,000

09/19/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

ABSOLUTE RETURN

S&P 500 INDEX

STRATEGIES FUND

DOW JONES HEDGE FUND

H-CLASS

BALANCED PORTFOLIO INDEX

$14,000

$12,000

$11,492

$11,278

$10,460

$10,000

$8,000

09/19/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/19/05)

(09/19/05)

(09/19/05)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

ABSOLUTE RETURN STRATEGIES FUND

-3.72%

-8.29%

1.76%

-0.18%

-4.46%

-5.38%

1.01%

-3.71%

1.80%

S&P 500 INDEX

-5.08%

-5.08%

4.87%

4.87%

-5.08%

-5.08%

4.87%

-5.08%

4.87%

DOW JONES HEDGE FUND BALANCED

PORTFOLIO INDEX

0.51%

0.51%

5.65%

5.65%

0.51%

0.51%

5.65%

0.51%

5.65%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the Dow Jones Hedge Fund Balanced Portfolio Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only;

performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ALTERNATIVE STRATEGIES ALLOCATION FUND

OBJECTIVE: To deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

Inception: March 7, 2008

Rydex Alternative Strategies Allocation Fund was launched on March 7, 2008. For the three-week period from the

Fund’s inception until the end of the reporting period, March 31, 2008, the Fund’s H-Class returned -0.64%.

Rydex Alternative Strategies Allocation Fund is designed to be a risk diversifying vehicle. For this time period, its current largest holding was in Rydex Managed Futures Fund, which follows the S&P Diversified Trends Indicator,

making long/short bets on commodities and financial futures. Its second-largest holding is a currency harvest strategy that goes long on the highest-yielding currencies while shorting lower-yielding ones. Theoretically, both of these strategies have low correlations with general stock and bond markets.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 7, 2008

100%

C-Class

March 7, 2008

Currency Exchange Traded Fund

H-Class

March 7, 2008

80%

Holdings (% of Total Net Assets)

60%

Rydex Series Funds — Managed

Futures Strategy Fund

45.6%

Alternative Investment Funds

40%

PowerShares DB G10 Currency

Harvest Fund

20.4%

Rydex Series

Fund –

Rydex Series Funds —

20%

Rydex Series

Commodities

Commodities Strategy Fund

13.0%

Fund – Real

Strategy Fund

Estate Fund

Rydex Series Funds —

0%

Real Estate Fund

11.5%

Alternative Strategies Allocation Fund

Rydex Series Funds —

Absolute Return Strategies Fund

4.4%

“Industry Diversification (Market Exposure as % of Net Assets)”

Grand Total

94.9%

excludes any temporary cash investments.

“Holdings” exclude any temporary cash

or derivative investments.

14

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ALTERNATIVE STRATEGIES ALLOCATION FUND

Cumulative Fund Performance

ALTERNATIVE STRATEGIES

S&P 500 INDEX

ALLOCATION FUND

U.S. TREASURY BELLWETHERS:

A-CLASS†

3 MONTH INDEX

$11,000

$10,500

$10,236

$10,000

$10,012

$9,500

$9,463

$9,000

03/07/08

03/11/08

03/15/08

03/19/08

03/23/08

03/27/08

03/31/08

ALTERNATIVE STRATEGIES

S&P 500 INDEX

ALLOCATION FUND

U.S. TREASURY BELLWETHERS:

H-CLASS

3 MONTH INDEX

$11,000

$10,500

$10,236

$10,000

$10,012

$9,936

$9,500

$9,000

03/07/08

03/11/08

03/15/08

03/19/08

03/23/08

03/27/08

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-CLASS

C-CLASS

H-CLASS

(03/07/08)

(03/07/08)

(03/07/08)

SINCE

SINCE

SINCE

SINCE

SINCE

INCEPTION

INCEPTION*

INCEPTION

INCEPTION**

INCEPTION

ALTERNATIVE STRATEGIES ALLOCATION FUND

-0.64%

-5.37%

-0.68%

-1.67%

-0.64%

S&P 500 INDEX

2.36%

2.36%

2.36%

2.36%

2.36%

U.S. TREASURY BELLWETHERS: 3 MONTH INDEX

0.12%

0.12%

0.12%

0.12%

0.12%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the U.S. Treasury Bellwethers: 3 Month Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

COMMODITIES STRATEGY FUND

OBJECTIVE:

Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI™”).

Inception: May 25, 2005

For the one-year period ended March 31, 2008, the S&P GSCI Total Return Index had a return of 38.62%. Oil and gas commodities represent more than 70% of this Index, and remained a driver of returns.

The commodities that provided the most positive contribution to returns were crude oil, brent crude and wheat.

Conversely, natural gas, lean hogs and live cattle detracted from the Index’s return. Rydex Commodities Strategy

Fund H-Class performed as expected, returning 38.39% for the period.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

May 25, 2005

Industrial Metals

C-Class

May 25, 2005

Agriculture

H-Class

May 25, 2005

80%

The Fund invests principally in exchange

60%

traded funds and in derivative

S&P GSCI

instruments such as structured notes,

Total Return

40%

Structured Notes

Energy

futures contracts, and options on index

futures.

20%

Exchange

Traded

Funds

Other

0%

Commodities

S&P GSCI

Strategy Fund

Total Return Index

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

16

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

COMMODITIES STRATEGY FUND

Cumulative Fund Performance

COMMODITIES STRATEGY

S&P 500

S&P GSCI TOTAL

FUND A-CLASS†

INDEX

RETURN INDEX

$20,000

$15,000

$14,248

$12,564

$11,734

$10,000

$5,000

$0

05/25/05

09/30/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

COMMODITIES STRATEGY

S&P 500

S&P GSCI TOTAL

FUND H-CLASS

INDEX

RETURN INDEX

$20,000

$15,000

$14,248

$13,185

$11,734

$10,000

$5,000

$0

05/25/05

09/30/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(05/25/05)

(05/25/05)

(05/25/05)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

COMMODITIES

STRATEGY FUND

38.48%

31.93%

10.21%

8.34%

37.41%

36.41%

9.36%

38.39%

10.19%

S&P 500 INDEX

-5.08%

-5.08%

5.77%

5.77%

-5.08%

-5.08%

5.77%

-5.08%

5.77%

S&P GSCI TOTAL

RETURN INDEX

38.62%

38.62%

13.23%

13.23%

38.62%

38.62%

13.23%

38.62%

13.23%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P GSCI Total Return Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

17

Telecommunication Services
Energy
Consumer Staples
Materials
Health Care
Consumer Discretionary
Industrials
Information Technology
Financials
Utilities
Exchange Traded Funds
Futures Contracts

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEDGED EQUITY FUND

OBJECTIVE: To provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Inception: September 19, 2005

The Rydex Hedged Equity Strategies Fund H-Class was down 8.97% for the annual period ended March 31, 2008.

The major themes underlying these results were the initiation of a credit crisis accompanied by a dramatic widening of credit spreads, a de-leveraging of quantitative stock selection strategies by market participants, and a significant rise in equity market volatility.

Long/Short Value and Long/Short Momentum styles were impaired by market participant unwinding of quantitative stock selection models which accompanied the credit crisis. Partially offsetting these losses were gains from the

Fund’s Long/Short Growth style which resulted from investors shifting allocations away from value and towards growth. The long equity trades underlying Long/Short styles were mostly negative with Japanese, European, and

U.S. equities posting significant losses for the period. The exceptions to this were Emerging Markets, Sector

Rotation, and call-writing trades all of which posted positive gains.

Over the past year, the Fund had a monthly correlation of 88% with the S&P 500 Index while experiencing about three-quarters of the standard deviation of the Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

60%

A-Class

September 19, 2005

50%

C-Class

September 19, 2005

40%

H-Class

September 19, 2005

30%

20%

Ten Largest Long Holdings

(% of Total Net Assets)

10%

0%

iShares MSCI Emerging Markets Index

-10%

Fund

6.7%

-20%

Baxter International, Inc.

0.9%

Verizon Communications, Inc.

0.8%

Molson Coors Brewing Co. —

Class B

0.8%

Goldman Sachs Group, Inc.

0.7%

CSX Corp.

0.7%

Hedged Equity Fund Long Holdings

Hedged Equity Fund Short Holdings

Alleghany Corp.

0.6%

National-Oilwell Varco, Inc.

0.6%

“Holdings Diversification (Market Exposure as % of Net Assets)”

SBA Communications Corp.

0.6%

excludes any temporary cash investments.

Plum Creek Timber Co., Inc. (REIT)

0.6%

Top Ten Total

13.0%

“Ten Largest Long Holdings” exclude any

temporary cash or derivative investments.

18

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEDGED EQUITY FUND

Cumulative Fund Performance

Cumulative Fund Performance

HEDGED EQUITY

S&P 500

DOW JONES HEDGE FUND

FUND A-CLASS†

INDEX

EQUITY LONG/SHORT INDEX

$14,000

$12,469

$12,000

$11,278

$10,000

$9,522

$8,000

09/19/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

HEDGED EQUITY

S&P 500

DOW JONES HEDGE FUND

FUND H-CLASS

INDEX

EQUITY LONG/SHORT INDEX

$14,000

$12,469

$12,000

$11,278

$10,000

$10,003

$8,000

09/19/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/19/05)

(09/19/05)

(09/19/05)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

HEDGED EQUITY FUND

-8.98%

-13.30%

-0.01%

-1.92%

-9.63%

-10.50%

-0.75%

-8.97%

0.01%

S&P 500 INDEX

-5.08%

-5.08%

4.87%

4.87%

-5.08%

-5.08%

4.87%

-5.08%

4.87%

DOW JONES HEDGE FUND EQUITY

LONG/SHORT INDEX

7.87%

7.87%

9.12%

9.12%

7.87%

7.87%

9.12%

7.87%

9.12%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the Dow Jones Hedge Fund Equity Long/Short Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only;

performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNATIONAL ROTATION FUND

OBJECTIVE: Seeks long-term capital appreciation.

Inception: August 31, 2007

Rydex International Rotation Fund seeks to add value by allocating assets to countries deemed attractive by a quantitative investment model. Country allocations are made based on rankings from a set of factors that the sub-advisor believes are indicative of the future value and growth of developed market countries and their respective currencies.

Global markets were not immune to the weakness experienced in the U.S. during the one-year period ending March

31, 2008. The MSCI World Ex USA Index was down 8.26%. However, foreign markets fared better in general. The

S&P 500 Index, representative of domestic large-cap stocks, fell 5.08% during the period.

The Fund benefited from its exposure to Spain, which was the best performing country market of the 18 in its investment universe. It also benefited greatly from what it avoided—there were no allocations made to the United

Kingdom and Japan, for instance, both of which were down more than 10.00%. The biggest detractor from performance was the Fund’s allocation to Sweden. Rydex International Rotation Fund H-Class returned -5.89%.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

Australia

A-Class

August 31, 2007

Australia

North America

C-Class

August 31, 2007

80%

H-Class

August 31, 2007

North America

Asia

60%

The Fund invests principally in exchange

Asia

traded funds and derivative investments

such as swap agreements, futures

40%

contracts and options on currencies.

Europe

Europe

20%

Other

0%

International

MSCI World

Rotation Fund

Ex USA Index

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

20

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNATIONAL ROTATION FUND

Cumulative Fund Performance

Cumulative Fund Performance

Cumulative Fund Performance

INTERNATIONAL

S&P 500

MSCI WORLD

ROTATION FUND A-CLASS†

INDEX

Ex USA INDEX SM

$12,000

$11,000

$10,000

$9,509

$9,081

$9,000

$8,959

$8,000

08/31/07

09/30/07

12/31/07

03/31/08

INTERNATIONAL

S&P 500

MSCI WORLD

ROTATION FUND H-CLASS

INDEX

Ex USA INDEX

$12,000

$11,000

$10,000

$9,509

$9,411

$9,000

$9,081

$8,000

08/31/07

09/30/07

12/31/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-CLASS

C-CLASS

H-CLASS

(08/31/07)

(08/31/07)

(08/31/07)

SINCE

SINCE

SINCE

SINCE

SINCE

INCEPTION

INCEPTION*

INCEPTION

INCEPTION**

INCEPTION

INTERNATIONAL ROTATION FUND

-5.93%

-10.41%

-6.29%

-7.21%

-5.89%

S&P 500 INDEX

-9.19%

-9.19%

-9.19%

-9.19%

-9.19%

MSCI WORLD EX USA INDEX

-8.26%

-8.26%

-8.26%

-8.26%

-8.26%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the MSCI World Ex USA Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund’s current benchmark is the Standard & Poor’s Diversified

Trends Indicator®.

Inception: March 2, 2007

For the one-year period ended March 31, 2008, the S&P Diversified Trends Indicator had a return of 16.57%. This index is comprised of 14 sectors from around the world, with 50% allocated to financial futures and 50% to commodity futures. Each of the 14 sectors has the potential to be long or short based on price momentum, with the exception of energy. The returns were split fairly evenly between commodities and financials.

Energy, grains and the euro provided the most positive contribution to return, while industrial metals, softs (“natural”

commodities that are harvested rather than mined) and livestock provided a drag on returns. In terms of components,

light crude and wheat boosted performance and copper, lean hogs and coffee detracted from performance. Rydex

Managed Futures Strategy Fund H-Class returned 12.92% during the period.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

March 2, 2007

Currency Trusts

Exchange

C-Class

March 2, 2007

Traded Funds

Commodities

80%

H-Class

March 2, 2007

Futures

Contracts

60%

S&P Diversified

The Fund invests principally in exchange

Trends Indicator

traded funds and derivative investments

Total Return

40%

Structured Notes

S&P

Financial

such as structured notes, futures

Diversified

Futures

contracts, and options on index futures.

Trends Indicator

Contracts

20%

Price Return

Structured

Notes

0%

Currency Trust

Short Sales

-20%

Managed Futures

S&P Diversified

Strategy Fund

Trends Indicator

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

22

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MANAGED FUTURES STRATEGY FUND

Cumulative Fund Performance

MANAGED FUTURES

S&P DIVERSIFIED

STRATEGY FUND A-CLASS†

TRENDS INDICATOR®

$13,000

$12,000

$11,747

$11,000

$10,767

$10,000

$9,000

03/02/07

06/30/07

09/30/07

12/31/07

03/31/08

03/31/07

MANAGED FUTURES

S&P DIVERSIFIED

STRATEGY FUND H-CLASS

TRENDS INDICATOR®

$13,000

$12,000

$11,747

$11,305

$11,000

$10,000

$9,000

03/02/07

06/30/07

09/30/07

12/31/07

03/31/08

03/31/07

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(03/02/07)

(03/02/07)

(03/02/07)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

MANAGED FUTURES STRATEGY FUND

12.92%

7.55%

12.04%

7.09%

12.08%

11.08%

11.23%

12.92%

12.04%

S&P DIVERSIFIED TRENDS INDICATOR

16.57%

16.57%

16.09%

16.09%

16.57%

16.57%

16.09%

16.57%

16.09%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P

Diversified Trends Indicator is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

REAL ESTATE FUND

OBJECTIVE:

Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts (“REITs”).

Inception: February 20, 2004

REITs and real estate management companies suffered through a tough year with the eruption of the sub-prime mortgage crisis and the subsequent tightening of credit. Both industries were down more than 20.00% each.

Despite the downturn in the commercial real estate industry, there were still bright spots in the sector. The best performing fund holding was Equity Inns, up approximately 40.00%. The worst performing holding, American Home

Mortgage Investment Corp., returned -96.00%.

Rydex Real Estate Fund H-Class returned -22.60% for the one-year period ending March 31, 2008.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Industrial REITs

Real Estate

C-Class

February 20, 2004

Diversified REITs

Management &

H-Class

February 20, 2004

Development

80%

Residential REITs

Ten Largest Holdings

60%

(% of Total Net Assets)

Office REITs

Simon Property Group, Inc.

3.0%

40%

Public Storage, Inc.

2.6%

Retail REITs

ProLogis

2.5%

Equity Residential

2.3%

20%

Specialized REITs

Vornado Realty Trust

2.3%

Brookfield Asset

0%

Other

Management, Inc. — Class A

2.2%

Real Estate Fund

KIMCO Realty Corp.

2.2%

“Holdings Diversification (Market Exposure as % of Net Assets)”

Boston Properties, Inc.

2.1%

excludes any temporary cash investments.

General Growth Properties, Inc.

2.0%

AvalonBay Communities, Inc.

1.8%

Top Ten Total

23.0%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

24

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

REAL ESTATE FUND

Cumulative Fund Performance

REAL ESTATE

S&P 500

S&P REIT COMPOSITE

FUND A-CLASS†

INDEX

INDEX††

$20,000

$15,000

$12,790

$12,363

$11,874

$10,000

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

REAL ESTATE

S&P 500

S&P REIT COMPOSITE

FUND H-CLASS

INDEX

INDEX††

$20,000

$15,000

$13,286

$13,083

$12,478

$10,000

$5,000

$0

02/20/04

03/31/05

03/31/06

03/31/07

03/31/08

03/31/04

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(09/01/04)

(02/20/04)

(02/20/04)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

REAL ESTATE FUND

-22.59%

-26.26%

6.35%

4.92%

-23.21%

-23.97%

6.39%

-22.60%

7.16%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

5.53%

-5.08%

5.53%

S&P REIT

COMPOSITE INDEX

-19.06%

-19.06%

11.32%

11.32%

-19.06%

-19.06%

12.09%

-19.06%

12.09%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P REIT Composite Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index®.

Inception: May 25, 2005

For the one-year period ending March 31, 2008, the U.S. Dollar Index had a return of –13.42%. The euro remains the main driver of returns as it represents more than 50% of the index. The U.S. dollar weakened against all six currencies that comprise the U.S. Dollar Index, namely the euro, Japanese yen, British pound, Canadian dollar,

Swedish krona and the Swiss franc. Although the White House and Treasury Secretary continue to stress the importance of a strong U.S. dollar, the only bright spot in the economy is an increase in exports directly resulting from a weaker U.S. dollar. Rydex Strengthening Dollar 2x Strategy Fund H-Class performed as expected, returning

-21.71%. The Fund achieved a daily correlation of 99% to its benchmark of 200% of the daily price movement of the

U.S. Dollar Index.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

May 25, 2005

200%

C-Class

May 25, 2005

H-Class

May 25, 2005

150%

Currency Index

The Fund invests principally in derivative

Swap Agreements

investments such as currency index swap

100%

agreements, futures contracts, and

Canadian Dollar

British Pound

options on index futures.

Japanese Yen

50%

Euro

Futures Contracts

Other

0%

Strengthening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

26

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

STRENGTHENING DOLLAR 2x STRATEGY FUND

Cumulative Fund Performance

STRENGTHENING DOLLAR

2X STRATEGY FUND A-CLASS†

U.S. DOLLAR INDEX

$12,000

$10,000

$8,315

$8,000

$7,597

$6,000

05/25/05

09/30/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

STRENGTHENING DOLLAR

2X STRATEGY FUND H-CLASS

U.S. DOLLAR INDEX

$12,000

$10,000

$8,315

$8,000

$7,968

$6,000

05/25/05

09/30/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(05/25/05)

(05/25/05)

(05/25/05)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

STRENGTHENING DOLLAR

2X STRATEGY FUND

-21.70%

-25.40%

-7.63%

-9.20%

-22.29%

-23.07%

-8.33%

-21.71%

-7.66%

U.S. DOLLAR INDEX

-13.42%

-13.42%

-6.27%

-6.27%

-13.42%

-13.42%

-6.27%

-13.42%

-6.27%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar

Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on

A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse performance of the U.S Dollar Index.

Inception: May 25, 2005

Although the White House and Treasury Secretary continue to stress the importance of a strong U.S. dollar, the only bright spot in the economy is an increase in exports directly resulting from a weaker U.S. dollar. Rydex Weakening

Dollar 2x Strategy Fund H-Class benefited from the dollar’s weakening, performing as expected with a 32.41% return for the one-year period ended March 31, 2008. During the period, the U.S. Dollar Index had a return of –13.42%.

The euro remains the main driver of returns as it represents more than 50% of the index. The U.S. dollar weakened against all six currencies that comprise the U.S. Dollar Index, namely the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and the Swiss franc. The Fund achieved a daily correlation of 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

May 25, 2005

Canadian Dollar

British Pound

80%

C-Class

May 25, 2005

Japanese Yen

H-Class

May 25, 2005

60%

40%

Euro

The Fund invests principally in derivative

20%

investments such as currency index swap

0%

Other

agreements, futures contracts, and

-20%

Futures Contracts

options on index futures.

Short Sales

-40%

-60%

-80%

-100%

Currency Index

Swap Agreements

-120%

Short Sales

-140%

-160%

-180%

-200%

Weakening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

28

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

WEAKENING DOLLAR 2x STRATEGY FUND

Cumulative Fund Performance

WEAKENING DOLLAR

2X STRATEGY FUND A-CLASS†

U.S. DOLLAR INDEX

$14,000

$13,294

$12,000

$10,000

$8,315

$8,000

05/25/05

09/30/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

WEAKENING DOLLAR

2X STRATEGY FUND H-CLASS

U.S. DOLLAR INDEX

$16,000

$14,000

$13,950

$12,000

$10,000

$8,315

$8,000

05/25/05

09/30/05

03/31/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(05/25/05)

(05/25/05)

(05/25/05)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

WEAKENING DOLLAR

2X STRATEGY FUND

32.49%

26.18%

12.42%

10.51%

31.47%

30.47%

11.56%

32.41%

12.39%

U.S. DOLLAR INDEX

-13.42%

-13.42%

-6.27%

-6.27%

-13.42%

-13.42%

-6.27%

-13.42%

-6.27%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S Dollar

Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on

A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS

March 31, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 93.0%

Patriot Capital Funding, Inc.†

5,490

$

57,480

Park National Corp.

790

55,972

FINANCIALS 16.1%

East-West Bancorp, Inc.†

3,092

54,883

Bank of America Corp.†

5,950

$

225,564

Assurant, Inc.

900

54,774

Wells Fargo & Co.†

6,121

178,121

NYSE Euronext

820

50,602

CME Group, Inc.†

260

121,966

DiamondRock Hospitality Co.†

3,720

47,132

American International

HRPT Properties Trust†

6,680

44,956

Group, Inc.

2,800

121,100

PartnerRe Ltd.

520

39,676

Bank of New York Mellon Corp.

2,650

110,584

Imperial Capital Bancorp, Inc.

1,820

39,348

Aspen Insurance Holdings Ltd.†

4,190

110,532

Citigroup, Inc.

1,811

38,792

Capital One Financial Corp.†

2,240

110,253

Mission West Properties

4,090

38,651

ACE Ltd.

1,990

109,569

National Financial

ProLogis†

1,850

108,891

Partners Corp.†

1,700

38,199

Realty Income Corp.†

4,190

107,348

Fannie Mae†

1,208

31,795

Platinum Underwriters

Max Capital Group Ltd.†

1,190

31,166

Holdings Ltd.†

3,250

105,495

AmeriCredit Corp.*†

3,090

31,116

Axis Capital Holdings Ltd.

3,090

104,998

Ventas, Inc.†

680

30,539

IPC Holdings Ltd.†

3,730

104,440

iStar Financial, Inc.†

2,140

30,024

American Capital

NorthStar Realty Finance Corp.†

3,670

29,984

Strategies Ltd.†

3,020

103,163

The PMI Group, Inc.†

5,110

29,740

National Retail Properties, Inc.†

4,580

100,989

State Street Corp.†

300

23,700

First Industrial Realty Trust, Inc.†

3,220

99,466

Anthracite Capital, Inc.†

3,230

21,318

Prospect Capital Corp.†

6,390

97,256

Advanta Corp.

2,990

21,020

Transatlantic Holdings, Inc.†

1,440

95,544

SL Green Realty Corp.†

230

18,738

Endurance Specialty

Lexington Realty Trust†

1,290

18,589

Holdings Ltd.

2,600

95,160

Washington Mutual, Inc.†

1,800

18,540

PNC Financial

First Merchants Corp.

540

15,412

Services Group, Inc.†

1,440

94,421

Colonial Properties Trust†

510

12,266

IBERIABANK Corp.

2,130

94,252

Independent Bank Corp.

1,100

11,418

Hospitality Properties Trust

2,770

94,235

Wachovia Corp.†

410

11,070

Entertainment Properties Trust†

1,900

93,727

Senior Housing Properties Trust†

450

10,665

MetLife, Inc.†

1,480

89,185

Commerce Bancshares, Inc.

220

9,247

Hercules Technology

T. Rowe Price Group, Inc.†

140

7,000

Growth Capital, Inc.

8,081

87,760

Bear Stearns Cos., Inc.†

620

6,504

HCC Insurance Holdings, Inc.

3,830

86,903

Triad Guaranty, Inc.*†

1,260

6,300

Agree Realty Corp.†

3,150

86,467

GAMCO Investors, Inc. —

Evercore Partners, Inc. —

Class A

120

6,043

Class A

4,850

86,087

National Health Investors, Inc.

190

5,938

Everest Re Group Ltd.

950

85,053

Franklin Resources, Inc.†

50

4,850

Renasant Corp.†

3,720

83,700

E*Trade Financial Corp.*†

1,210

4,671

Redwood Trust, Inc.†

2,190

79,606

SLM Corp.*†

220

3,377

SunTrust Banks, Inc.†

1,440

79,402

CompuCredit Corp.*†

370

3,282

Marshall & Ilsley Corp.†

3,360

77,952

Genworth Financial, Inc. —

Ameriprise Financial, Inc.

1,500

77,775

Class A

130

2,943

JPMorgan Chase & Co.

1,768

75,936

BB&T Corp.†

70

2,244

Blackrock, Inc.†

370

75,547

Hudson City Bancorp, Inc.

100

1,768

Public Storage, Inc.†

850

75,327

FirstFed Financial Corp.*

50

1,358

Whitney Holding Corp.†

3,020

74,866

FX Real Estate and

Zions Bancorporation†

1,638

74,611

Entertainment, Inc.*

74

435

Loews Corp.

1,800

72,396

Total Financials

5,235,477

Annaly Capital

INFORMATION TECHNOLOGY 15.5%

Management, Inc.†

4,460

68,327

Microsoft Corp.

12,370

351,061

Marathon Acquisition Corp.*†

8,370

64,616

Hewlett-Packard Co.

4,930

225,104

Regions Financial Corp.†

3,160

62,410

Intel Corp.

8,460

179,183

Hersha Hospitality Trust

6,750

60,952

30

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Qualcomm, Inc.

4,180

$

171,380

Scansource, Inc.*†

860

$

31,123

Google, Inc. — Class A*†

380

167,379

Activision, Inc.*†

1,040

28,402

Apple, Inc.*

1,160

166,460

Vishay Intertechnology, Inc.*

2,830

25,640

Oracle Corp.*

7,221

141,243

Plantronics, Inc.

1,250

24,138

Seagate Technology

5,790

121,243

United Online, Inc.†

2,160

22,810

CA, Inc.

5,150

115,875

Arris Group, Inc.*†

3,420

19,904

Accenture Ltd. — Class A†

3,250

114,302

Ciena Corp.*†

630

19,423

Harris Corp.

2,300

111,619

Ciber, Inc.*

3,530

17,297

Computer Sciences Corp.*†

2,650

108,093

Tellabs, Inc.*

3,130

17,059

Avnet, Inc.*

3,300

108,009

Silicon Storage Technology, Inc.*

5,681

14,884

Texas Instruments, Inc.†

3,700

104,599

Cognizant Technology

Mantech International Corp. —

Solutions Corp. — Class A*

460

13,262

Class A*†

2,240

101,606

Sybase, Inc.*

490

12,887

JDS Uniphase Corp.*†

7,470

100,023

Cadence Design Systems, Inc.*†

1,060

11,321

Western Digital Corp.*†

3,630

98,155

Affiliated Computer

International Business

Services, Inc. — Class A*

220

11,024

Machines Corp.

780

89,809

Juniper Networks, Inc.*†

380

9,500

EMC Corp*†

6,061

86,915

MoneyGram International, Inc.

4,834

8,991

TTM Technologies, Inc.*

7,320

82,862

Blue Coat Systems, Inc.*†

290

6,392

Amkor Technology, Inc.*†

7,571

81,010

Hewitt Associates, Inc. —

Arrow Electronics, Inc.*†

2,360

79,414

Class A*

110

4,375

Cisco Systems, Inc.*

3,230

77,811

Alliance Data Systems Corp.*

90

4,276

Multi-Fineline Electronix, Inc.*†

4,000

75,080

NAVTEQ Corp.*

40

2,720

Integral Systems, Inc.

2,550

74,536

Sohu.com, Inc.*

50

2,257

Electronic Data Systems Corp.

4,410

73,426

Total Information Technology

5,018,561

Sigma Designs, Inc.*†

3,180

72,091

INDUSTRIALS 12.0%

SPSS, Inc.*

1,840

71,355

General Electric Co.

9,120

337,531

Synopsys, Inc.*†

3,040

69,038

Caterpillar, Inc.†

1,660

129,961

Cabot Microelectronics Corp.*†

2,140

68,801

Parker Hannifin Corp.†

1,850

128,150

Oplink Communications, Inc.*

7,740

68,654

Lockheed Martin Corp.†

1,280

127,104

Brocade Communications

Northrop Grumman Corp.

1,520

118,271

Systems, Inc.*

9,141

66,729

Cooper Industries Ltd. —

JDA Software Group, Inc.*

3,590

65,517

Class A†

2,910

116,837

MasterCard, Inc.†

290

64,667

Illinois Tool Works, Inc.†

2,420

116,717

MEMC Electronic Materials, Inc.*

870

61,683

Genco Shipping & Trading Ltd.†

1,980

111,731

Methode Electronics, Inc. —

Honeywell International, Inc.

1,970

111,147

Class A

5,240

61,256

Acuity Brands, Inc.†

2,570

110,382

National Instruments Corp.

2,300

60,122

Union Pacific Corp.

860

107,827

Entegris, Inc.*

7,811

56,161

Belden, Inc.†

3,005

106,137

CommScope, Inc.*†

1,610

56,076

Fluor Corp.†

720

101,635

eBay, Inc.*

1,790

53,414

Brink’s Co.

1,480

99,426

MPS Group, Inc.*†

4,470

52,835

General Dynamics Corp.

1,190

99,210

ADC Telecommunications, Inc.*†

4,260

51,461

Kennametal, Inc.

3,370

99,179

Nvidia Corp.*

2,580

51,058

Oshkosh Truck Corp.

2,700

97,956

Vignette Corp.*†

3,850

50,858

Norfolk Southern Corp.

1,780

96,690

Mattson Technology, Inc.*†

7,541

45,925

Carlisle Cos., Inc.

2,830

94,635

Lam Research Corp.*

1,150

43,953

Dover Corp.†

2,260

94,423

Zoran Corp.*†

3,190

43,575

Esterline Technologies Corp.*†

1,580

79,585

Akamai Technologies, Inc.*

1,510

42,522

Tyco International Ltd.

1,750

77,088

Quality Systems, Inc.†

1,400

41,818

AGCO Corp.*†

1,260

75,449

Xerox Corp.

2,780

41,617

Regal-Beloit Corp.†

2,000

73,260

Immersion Corp.*

5,590

39,745

United Stationers, Inc.*†

1,520

72,504

Imergent, Inc.†

3,210

36,562

UAL Corp.†

3,250

69,973

InfoSpace, Inc.

2,960

34,247

CDI Corp.†

2,760

69,138

PC Connection, Inc.*

4,159

32,939

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Cummins, Inc.

1,420

$

66,484

Owens & Minor, Inc.

2,390

$

94,023

Manitowoc Co., Inc.†

1,620

66,096

UnitedHealth Group, Inc.

2,630

90,367

L-3 Communications

Genentech, Inc.*†

1,110

90,110

Holdings, Inc.

580

63,417

PharmaNet

Mueller Industries, Inc.

2,030

58,566

Development Group, Inc.*†

3,520

88,810

Spherion Corp.*

9,550

58,446

Genzyme Corp.*

1,180

87,957

URS Corp.*†

1,650

53,939

Medicis Pharmaceutical Corp. —

Horizon Lines, Inc. — Class A†

2,830

52,666

Class A†

4,330

85,258

On Assignment, Inc.*

7,811

49,600

OSI Pharmaceuticals, Inc.*†

2,080

77,771

Herman Miller, Inc.†

1,960

48,157

Cynosure, Inc.*†

3,520

74,976

EMCOR Group, Inc.*

2,140

47,529

Coventry Health Care, Inc.*†

1,840

74,244

Manpower, Inc.

840

47,258

Analogic Corp.

1,080

71,863

TBS International Ltd. —

Warner Chilcott Ltd.*

3,910

70,380

Class A*

1,560

47,112

DENTSPLY International, Inc.

1,795

69,287

Trinity Industries, Inc.†

1,700

45,305

PerkinElmer, Inc.

2,780

67,415

Michael Baker Corp.*

1,540

34,588

Schering-Plough Corp.

4,430

63,836

RR Donnelley & Sons Co.

950

28,795

C.R. Bard, Inc.†

660

63,624

Applied Industrial

Intuitive Surgical, Inc.*

190

61,626

Technologies, Inc.

870

26,004

Amedisys, Inc.*

1,520

59,797

Boeing Co.

330

24,542

Lincare Holdings, Inc.*†

2,040

57,344

Bucyrus International, Inc. —

Sun Healthcare Group, Inc.*†

4,270

56,108

Class A

180

18,297

AMERIGROUP Corp.*

2,050

56,026

United Technologies Corp.

255

17,549

Viropharma, Inc.*

6,031

53,917

CH Robinson Worldwide, Inc.†

320

17,408

Merck & Co., Inc.

1,340

50,853

Valmont Industries, Inc.

180

15,820

Cubist Pharmaceuticals, Inc.*†

2,730

50,287

Tecumseh Products Co. —

Res-Care, Inc.*
2,850

48,877

Class A*

490

15,033

Biogen Idec, Inc.*

790

48,735

First Solar, Inc.*

60

13,868

Cantel Medical Corp.*

4,190

44,498

Superior Essex, Inc.*

490

13,779

Sepracor, Inc.*†

2,260

44,115

Shaw Group, Inc.*

270

12,728

King Pharmaceuticals, Inc.*†

5,020

43,674

Allied Waste Industries, Inc.*

1,110

11,999

Eli Lilly & Co.

790

40,756

Waste Management, Inc.

190

6,376

Medco Health Solutions, Inc.*†

910

39,849

Gibraltar Industries, Inc.

514

6,029

Express Scripts, Inc.*

540

34,733

FedEx Corp.†

60

5,560

Providence Service Corp.*

1,120

33,600

Sunpower Corp.*†

60

4,471

Celgene Corp.*†

430

26,355

Robert Half International, Inc.

155

3,990

Conmed Corp.*

1,010

25,896

Eagle Bulk Shipping, Inc.†

20

515

WellCare Health Plans, Inc.*

640

24,928

Total Industrials

3,903,872

Henry Schein, Inc.*†

360

20,664

HEALTH CARE 11.4%

WellPoint, Inc.*

450

19,858

Johnson & Johnson, Inc.

4,640

300,997

Covance, Inc.*

230

19,083

Thermo Fisher Scientific, Inc.*

2,120

120,501

Invitrogen Corp.*†

200

17,094

Hologic, Inc.*

2,160

120,096

Allergan, Inc.†

290

16,353

Aetna, Inc.†

2,680

112,801

Healthways, Inc.*

400

14,136

Becton, Dickinson & Co.

1,280

109,888

Emergent Biosolutions, Inc.*

1,480

13,202

Pfizer, Inc.

5,160

107,999

Phase Forward, Inc.*†

670

11,444

Charles River Laboratories

Kendle International, Inc.*†

220

9,882

International, Inc.*†

1,790

105,503

Abbott Laboratories

110

6,066

Endo Pharmaceuticals

Medtronic, Inc.

80

3,870

Holdings, Inc.*

4,230

101,266

Meridian Bioscience, Inc.†

60

2,006

Millennium

Myriad Genetics, Inc.*†

20

806

Pharmaceuticals, Inc.*

6,360

98,326

Total Health Care

3,692,299

Martek Biosciences Corp.*†

3,190

97,518

ENERGY 10.8%

Sciele Pharma, Inc.*†

4,960

96,720

Exxon Mobil Corp.

7,410

626,738

Perrigo Co.†

2,500

94,325

Chevron Corp.

2,980

254,373

32

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Williams Cos., Inc.

4,460

$

147,091

Starwood Hotels &

Apache Corp.

1,180

142,568

Resorts Worldwide, Inc.

1,590

$

82,283

Murphy Oil Corp.†

1,700

139,638

Genuine Parts Co.

1,960

78,831

Noble Corp.†

2,640

131,129

Darden Restaurants, Inc.

2,200

71,610

Clayton Williams Energy, Inc.*†

2,270

119,152

Whirlpool Corp.†

800

69,424

ENSCO International, Inc.†

1,870

117,099

Scholastic Corp.*†

2,230

67,502

Transocean, Inc.*†

820

110,864

News Corp. — Class A†

3,420

64,125

ConocoPhillips

1,430

108,980

FTD Group, Inc.

4,750

63,745

Pride International, Inc.*†

3,100

108,345

Service

Cimarex Energy Co.†

1,970

107,838

Corporation International†

5,590

56,683

Swift Energy Co.*†

2,340

105,277

Perry Ellis International, Inc.*†

2,360

51,519

Crosstex Energy, Inc.†

3,080

104,566

Amazon.com, Inc.*†

714

50,908

W&T Offshore, Inc.†

2,820

96,190

TJX Cos., Inc.†

1,520

50,267

SEACOR Holdings, Inc.*

1,120

95,603

P.F. Chang’s China Bistro, Inc.*†

1,710

48,632

Superior Energy Services*†

2,390

94,692

Hooker Furniture Corp.

2,070

46,244

Whiting Petroleum Corp.*†

1,430

92,449

DSW, Inc.*†

2,960

38,332

Rowan Cos., Inc.†

2,010

82,772

Dress Barn, Inc.*†

2,960

38,302

Bois d’Arc Energy, Inc.*†

3,120

67,049

Garmin Ltd.†

670

36,187

National-Oilwell Varco, Inc.*

1,120

65,386

Liberty Global, Inc. — Class A*†

1,030

35,102

Tesoro Corp.†

2,070

62,100

La-Z-Boy, Inc.†

4,180

34,861

Southwestern Energy Co.*

1,720

57,947

Polaris Industries, Inc.†

840

34,448

Union Drilling, Inc.*

3,230

56,493

Zale Corp.*†

1,670

32,999

Valero Energy Corp.

1,150

56,476

McDonald’s Corp.

580

32,347

Schlumberger Ltd.

610

53,070

Sotheby’s†

1,100

31,801

World Fuel Services Corp.

1,880

52,772

Las Vegas Sands Corp.*†

430

31,665

Chesapeake Energy Corp.†

990

45,688

West Marine, Inc.*†

4,330

30,180

FMC Technologies, Inc.*†

770

43,805

Toll Brothers, Inc.*

1,270

29,820

Sunoco, Inc.†

740

38,828

Panera Bread Co. — Class A*

700

29,323

Massey Energy Co.†

1,060

38,690

World Wrestling

Holly Corp.†

740

32,123

Entertainment, Inc.

1,570

29,218

Marathon Oil Corp.

500

22,800

Priceline.com, Inc.*†

240

29,006

Diamond Offshore Drilling, Inc.†

110

12,804

MarineMax, Inc.*†

2,192

27,312

Frontier Oil Corp.†

320

8,723

Red Robin

USEC, Inc.*†

1,720

6,364

Gourmet Burgers, Inc.*†

720

27,050

Atwood Oceanics, Inc.*†

20

1,834

Snap-On, Inc.

460

23,391

Total Energy

3,508,316

Bally Technologies, Inc.*†

660

22,664

CONSUMER DISCRETIONARY 10.4%

Apollo Group, Inc. — Class A*†

520

22,464

Walt Disney Co.†

4,300

134,934

Systemax, Inc.†

1,780

21,467

Carnival Corp.†

2,860

115,773

Penske Auto Group, Inc.

1,070

20,822

Time Warner, Inc.

8,151

114,277

Big Lots, Inc.*

890

19,847

Comcast Corp. — Class A

5,770

111,592

Phillips-Van Heusen Corp.

520

19,718

Best Buy Co., Inc.

2,580

106,967

DeVry, Inc.†

430

17,991

BorgWarner, Inc.

2,450

105,424

Ryland Group, Inc.†

540

17,761

Rent-A-Center, Inc.*†

5,661

103,879

Deckers Outdoor Corp.*

160

17,251

Johnson Controls, Inc.†

3,020

102,076

Standard Motor Products, Inc.†

2,730

16,708

Hanesbrands, Inc.*†

3,490

101,908

G-III Apparel Group Ltd.*

1,010

13,554

VF Corp.†

1,300

100,763

GameStop Corp. — Class A*†

240

12,410

Nike, Inc. — Class B†

1,450

98,600

Clear Channel

Royal Caribbean Cruises Ltd.†

2,860

94,094

Communications, Inc.

380

11,104

Hasbro, Inc.†

3,280

91,512

Cablevision Systems Corp. —

Cooper Tire & Rubber Co.

5,910

88,473

Class A*†

510

10,929

DIRECTV Group, Inc.*

3,560

88,253

Lowe’s Cos., Inc.†

360

8,258

Urban Outfitters, Inc.*

2,640

82,764

MGM MIRAGE*†

110

6,465

General Motors Corp.†

4,320

82,296

OfficeMax, Inc.†

270

5,168

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Bluegreen Corp.*

720

$

4,824

Olympic Steel, Inc.

1,110

$

50,061

CKX, Inc.*

140

1,333

Terra Industries, Inc.*†

1,180

41,925

Total Consumer Discretionary

3,367,440

Southern Copper Corp.

250

25,958

CONSUMER STAPLES 5.8%

Mercer International, Inc.*

3,020

21,049

Procter & Gamble Co.

2,620

183,583

Cleveland-Cliffs, Inc.

150

17,973

CVS Caremark Corp.

3,940

159,609

Ferro Corp.

650

9,659

Bunge Ltd.†

1,300

112,944

Myers Industries, Inc.

100

1,313

Universal Corp.

1,590

104,193

Total Materials

1,390,372

Performance Food Group Co.*†

3,100

101,308

UTILITIES 3.7%

Coca-Cola Co.

1,590

96,783

Public Service

Farmer Brothers Co.

4,130

95,568

Enterprise Group, Inc.

2,571

103,300

Vector Group Ltd.†

5,310

93,403

Pepco Holdings, Inc.†

4,140

102,341

Casey’s General Stores, Inc.†

4,050

91,530

Integrys Energy Group, Inc.†

2,190

102,142

Kroger Co.

3,250

82,550

Oneok, Inc.

2,260

100,864

PepsiCo, Inc.

1,040

75,088

OGE Energy Corp.†

3,190

99,432

Wal-Mart Stores, Inc.

1,350

71,118

Laclede Group, Inc.

2,690

95,845

Corn Products International, Inc.

1,910

70,937

UIL Holding Corp.

3,180

95,813

Winn-Dixie Stores, Inc.*†

3,930

70,583

Great Plains Energy, Inc.

3,840

94,656

Reynolds American, Inc.†

1,130

66,704

Consolidated Edison, Inc.†

2,080

82,576

Pilgrim’s Pride Corp.†

2,920

59,072

Duke Energy Corp.†

4,540

81,039

Philip Morris International, Inc.*

1,120

56,650

Cleco Corp.†

2,740

60,773

PepsiAmericas, Inc.†

2,120

54,124

Exelon Corp.

560

45,511

Molson Coors Brewing Co. —

Alliant Energy Corp.

1,280

44,813

Class B†

840

44,159

Atmos Energy Corp.

1,600

40,800

Pantry, Inc.*

1,600

33,728

New Jersey Resources Corp.

1,170

36,328

Central Garden and Pet Co. —

Reliant Energy, Inc.*

340

8,041

Class A*†

6,751

29,974

Energy East Corp.

200

4,824

Altria Group, Inc.

1,120

24,864

Total Utilities

1,199,098

Fresh Del Monte Produce, Inc.*†

680

24,752

TELECOMMUNICATION SERVICES 3.0%

Village Super Market

410

21,115

AT&T, Inc.

9,420

360,786

Pepsi Bottling Group, Inc.†

580

19,668

American Tower Corp. —

Colgate-Palmolive Co.

200

15,582

Class A*

3,430

134,490

Loews Corp. - Carolina Group

150

10,882

Premiere Global Services, Inc.*†

5,380

77,149

Spartan Stores, Inc.

370

7,715

Atlantic Tele-Network, Inc.

2,040

69,013

Tyson Foods, Inc. — Class A

480

7,656

Verizon Communications, Inc.

1,890

68,891

Church & Dwight Co., Inc.†

30

1,627

CenturyTel, Inc.†

2,030

67,477

Total Consumer Staples

1,887,469

Syniverse Holdings, Inc.*

3,430

57,144

MATERIALS 4.3%

U.S. Cellular Corp.*

820

45,100

Freeport-McMoRan Copper &

Shenandoah

Gold, Inc.†

1,440

138,557

Telecommunications Co.

2,950

43,778

Dow Chemical Co.†

3,520

129,712

NII Holdings, Inc. — Class B*†

1,300

41,314

Greif, Inc. — Class A†

1,660

112,764

Sprint Nextel Corp.†

3,260

21,810

Airgas, Inc.

2,190

99,579

Total Telecommunication Services

986,952

Lubrizol Corp.

1,750

97,142

Total Common Stocks

Stepan Co.

2,450

93,663

(Cost $30,473,727)

30,189,856

Kaiser Aluminum Corp.

1,150

79,695

CF Industries Holdings, Inc.†

750

77,715

FACE

Monsanto Co.†

640

71,360

AMOUNT

Cytec Industries, Inc.†

1,310

70,544

Rock-Tenn Co. — Class A†

2,230

66,833

REPURCHASE AGREEMENTS 6.5%

Sonoco Products Co.

2,320

66,422

Repurchase Agreements (Note 5)

Buckeye Technologies, Inc.*†

5,741

64,070

Mizuho Financial Group, Inc.

The Mosaic Co.*

530

54,378

issued 03/31/08 at 1.30%

due 04/01/08

$1,211,644

1,211,644

34

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

$

644,482

$

644,482

Morgan Stanley issued 03/31/08

at 1.35% due 04/01/08

252,426

252,426

Total Repurchase Agreements

(Cost $2,108,552)

2,108,552

SHARES

SECURITIES LENDING COLLATERAL 28.2%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 9)

9,136,749

9,136,749

Total Securities Lending Collateral

(Cost $9,136,749)

9,136,749

Total Investments 127.7%

(Cost $41,719,028)

$41,435,157

Liabilities in Excess of

Other Assets – (27.7)%

$ (8,976,313)

Net Assets – 100.0%

$32,458,844

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

June 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $825,000)

12

$

14,526

June 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $1,322,250)

20

(28,906)

(Total Aggregate Market Value

of Contracts $2,147,250)

$

(14,380)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008 — See Note 9.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS

March 31, 2008

SECTOR ROTATION FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 92.1%

Monsanto Co.†

49,600

$

5,530,400

BHP Billiton Ltd. — SP ADR†

80,322

5,289,204

INDUSTRIALS 26.1%

ArcelorMittal†

63,300

5,177,940

ABB Ltd. — SP ADR†

254,400

$

6,848,448

Potash Corporation of

Emerson Electric Co.

107,355

5,524,488

Saskatchewan

32,800

5,090,888

Fluor Corp.†

37,100

5,237,036

Anglo American PLC —

First Solar, Inc.*†

20,600

4,761,484

SP ADR†

127,699

3,801,599

Jacobs

E.I. du Pont de

Engineering Group, Inc.*†

59,100

4,349,169

Nemours and Co.†

74,600

3,488,296

Foster Wheeler Ltd.*

71,600

4,053,992

Barrick Gold Corp.†

70,000

3,041,500

Burlington Northern

Dow Chemical Co.†

79,700

2,936,945

Santa Fe Corp.

39,000

3,596,580

Praxair, Inc.

34,400

2,897,512

Union Pacific Corp.

28,400

3,560,792

POSCO — SP ADR

23,500

2,796,030

CSX Corp.†

58,100

3,257,667

Southern Copper Corp.†

26,000

2,699,580

Quanta Services, Inc.*†

132,569

3,071,624

Goldcorp, Inc.†

67,100

2,600,125

KBR, Inc.

106,599

2,955,990

Air Products & Chemicals, Inc.

26,800

2,465,600

Canadian National Railway Co.†

60,700

2,933,024

Alcoa, Inc.

64,400

2,322,264

Shaw Group, Inc.*

60,500

2,851,970

Agrium, Inc.†

30,800

1,912,988

Norfolk Southern Corp.

52,400

2,846,368

Nucor Corp.†

27,200

1,842,528

Woodward Governor Co.

94,400

2,522,368

Teck Cominco Ltd. - Class B†

44,316

1,815,183

Chicago Bridge & Iron, Co. NV†

63,900

2,507,436

Newmont Mining Corp.†

39,900

1,807,470

URS Corp.*†

65,050

2,126,484

Ecolab, Inc.†

40,700

1,767,601

Suntech Power Holdings

Sigma-Aldrich Corp.†

28,200

1,682,130

Co. Ltd. — SP ADR*†

52,300

2,121,288

Celanese Corp.

40,700

1,589,335

Roper Industries, Inc.†

31,800

1,890,192

PPG Industries, Inc.

24,600

1,488,546

AMETEK, Inc.

42,800

1,879,348

Huntsman Corp.

50,700

1,193,985

Sunpower Corp.*†

24,700

1,840,397

Eastman Chemical Co.†

18,700

1,167,815

Brady Corp. — Class A†

40,300

1,347,229

Freeport-McMoRan Copper &

J.B. Hunt

Gold, Inc.†

11,835

1,138,764

Transport Services, Inc.†

40,100

1,260,343

Total Materials

84,813,501

EMCOR Group, Inc.*

56,400

1,252,644

ENERGY 18.4%

GrafTech International Ltd.*†

76,400

1,238,444

Transocean, Inc.*†

37,681

5,094,471

Ryder System, Inc.†

19,500

1,187,745

Exxon Mobil Corp.

60,100

5,083,258

Hertz Global Holdings, Inc.*†

93,700

1,130,022

Halliburton Co.†

93,000

3,657,690

Kansas City Southern*†

28,000

1,123,080

BP PLC — SP ADR†

53,300

3,232,645

Landstar System, Inc.†

21,000

1,095,360

Weatherford International Ltd.*

43,800

3,174,186

Hubbell, Inc. — Class B†

25,000

1,092,250

Chevron Corp.

37,100

3,166,856

Perini Corp.*†

29,098

1,054,221

Tenaris SA — SP ADR†

55,300

2,756,705

Energy Conversion

ConocoPhillips

33,700

2,568,277

Devices, Inc.*†

34,200

1,022,580

National-Oilwell Varco, Inc.*†

43,200

2,522,016

Con-way, Inc.†

19,100

945,068

Diamond Offshore Drilling, Inc.†

21,400

2,490,960

Belden, Inc.†

23,300

822,956

Baker Hughes, Inc.†

36,300

2,486,550

Regal-Beloit Corp.†

21,300

780,219

Royal Dutch Shell PLC —

American

SP ADR

36,000

2,483,280

Superconductor Corp.*†

33,500

776,865

Noble Corp.†

44,700

2,220,249

Knight Transportation, Inc.†

44,600

734,116

Smith International, Inc.

32,100

2,061,783

Heartland Express, Inc.

49,200

701,592

ENSCO International, Inc.†

31,500

1,972,530

Werner Enterprises, Inc.†

37,500

696,000

Occidental Petroleum Corp.

25,500

1,865,835

Avis Budget Group, Inc.*†

58,000

615,960

Devon Energy Corp.

17,300

1,804,909

Total Industrials

89,612,839

BJ Services Co.†

63,100

1,798,981

MATERIALS 24.7%

Cameron International Corp.*†

42,000

1,748,880

The Mosaic Co.*

57,251

5,873,953

Apache Corp.

13,700

1,655,234

Companhia Vale do Rio Doce —

EOG Resources, Inc.†

13,000

1,560,000

SP ADR†

164,894

5,711,928

XTO Energy, Inc.

23,500

1,453,710

Rio Tinto PLC — SP ADR†

13,800

5,683,392

36

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

SECTOR ROTATION FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Canadian Natural

CONSUMER STAPLES 7.2%

Resources Ltd.†

21,000

$

1,433,460

Wal-Mart Stores, Inc.

120,100

$

6,326,868

Anadarko Petroleum Corp.

21,100

1,329,933

CVS Caremark Corp.

81,400

3,297,514

Hess Corp.†

14,400

1,269,792

Walgreen Co.

70,700

2,692,963

Marathon Oil Corp.

26,900

1,226,640

Costco Wholesale Corp.†

34,800

2,260,956

Valero Energy Corp.

22,900

1,124,619

Sysco Corp.†

60,600

1,758,612

Total Energy

63,243,449

Kroger Co.

68,200

1,732,280

TELECOMMUNICATION SERVICES 7.9%

Safeway, Inc.†

50,600

1,485,110

China Mobile Ltd. — SP ADR†

96,800

7,260,968

SUPERVALU, INC.†

36,200

1,085,276

Vodafone Group PLC —

Whole Foods Market, Inc.†

24,700

814,359

SP ADR

139,000

4,101,890

Rite Aid Corp.*†

231,800

681,492

America Movil SAB de CV —

BJ’s Wholesale Club, Inc.*†

18,800

670,972

SP ADR

62,600

3,986,994

Ruddick Corp.†

15,800

582,388

Vimpel-Communications —

Longs Drug Stores Corp.†

11,900

505,274

SP ADR

81,200

2,427,068

Great Atlantic & Pacific

Mobile Telesystems — SP ADR

30,000

2,275,500

Tea Company, Inc*†

18,600

487,692

Rogers Communications, Inc. —

Casey’s General Stores, Inc.†

18,800

424,880

Class B†

44,100

1,584,072

Total Consumer Staples

24,806,636

Turkcell Iletisim Hizmet AS, Inc. —

Total Common Stocks

SP ADR

72,600

1,516,614

(Cost $292,596,141)

316,032,422

American Tower Corp. —

Class A*

31,900

1,250,799

FACE

Philippine Long Distance

AMOUNT

Telephone Co. — SP ADR†

17,700

1,176,342

REPURCHASE AGREEMENTS 7.9%

Crown Castle

Repurchase Agreements (Note 5)

International Corp.*†

22,600

779,474

Mizuho Financial Group, Inc.

U.S. Cellular Corp.*†

11,642

640,310

issued 03/31/08 at 1.30%

Total Telecommunication Services

27,000,031

due 04/01/08

$15,673,202

15,673,202

HEALTH CARE 7.8%

Lehman Brothers Holdings, Inc.

Thermo Fisher Scientific, Inc.*

82,500

4,689,300

issued 03/31/08 at 1.15%

Applera Corp. - Applied

due 04/01/08

8,336,691

8,336,691

Biosystems Group†

67,200

2,208,192

Morgan Stanley

Covance, Inc.*†

24,500

2,032,765

issued 03/31/08 at 1.35%

Illumina, Inc.*†

26,700

2,026,530

due 04/01/08

3,265,251

3,265,251

Pharmaceutical Product

Total Repurchase Agreements

Development, Inc.

46,400

1,944,160

(Cost $27,275,144)

27,275,144

Waters Corp.*†

33,900

1,888,230

Invitrogen Corp.*†

20,900

1,786,323

Millipore Corp.*†

26,400

1,779,624

SHARES

Charles River Laboratories

SECURITIES LENDING COLLATERAL 31.6%

International, Inc.*†

29,900

1,762,306

Mount Vernon Securities

PerkinElmer, Inc.

64,000

1,552,000

Lending Trust Prime Portfolio

Techne Corp.*†

23,000

1,549,280

(Note 9)

108,278,629

108,278,629

Bio-Rad Laboratories, Inc. —

Class A*

14,200

1,263,090

Total Securities Lending Collateral

Varian, Inc.*†

20,000

1,158,400

(Cost $108,278,629)

108,278,629

Affymetrix, Inc.*†

52,600

915,766

Total Investments 131.6%

Total Health Care

26,555,966

(Cost $428,149,914)

$ 451,586,195

Liabilities in Excess of

Other Assets – (31.6)%

$(108,353,917)

Net Assets – 100.0%

$ 343,232,278

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008 — See Note 9.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 57.1%

Taubman Centers, Inc.†

3,149

$

164,063

Allianz AG — SP ADR

8,028

157,830

FINANCIALS 11.5%

Banco Bilbao Vizcaya

First Charter Corp.†Δ

42,135

$

1,125,425

Argentaria SA — SP ADR†

7,043

154,876

Sterling Financial Corp.*

62,590

1,092,195

Lloyds TSB Group PLC —

American Financial Realty Trust†

136,968

1,087,526

SP ADR†

4,265

153,114

Alfa Corp.

48,320

1,062,074

ING Groep NV — SP ADR†

3,993

149,218

GMH Communities TrustΔ

122,191

1,060,618

Credit Suisse Group — SP ADR†

2,785

141,701

Commerce Group, Inc.†Δ

29,322

1,057,351

Jones Lang LaSalle, Inc.†

1,690

130,705

Goldman Sachs Group, Inc.†Δ

6,007

993,498

Apartment Investment &

Nymex Holdings, Inc.†

10,734

972,822

Management Co. — Class A

3,269

117,063

Post Properties, Inc.†

24,805

957,969

AXA — SP ADR†

3,199

115,516

Alleghany Corp.*†

2,718

928,299

T. Rowe Price Group, Inc.†

2,022

101,100

Travelers Cos, Inc.Δ

19,172

917,380

Northern Trust Corp.†

806

53,575

Plum Creek

Discover Financial Services†

2,224

36,407

Timber Co., Inc. (REIT)Δ

21,094

858,526

IntercontinentalExchange, Inc.*†

180

23,490

Countrywide Financial Corp.†

154,419

849,304

Lehman Brothers Holdings, Inc.†

512

19,272

Allied World Assurance

CIT Group, Inc.†

524

6,209

Company Holdings Ltd†Δ

19,928

791,142

Total Financials

27,496,099

Aon Corp.Δ

19,606

788,161

CONSUMER DISCRETIONARY 8.5%

Toronto-Dominion Bank

11,841

726,455

Cumulus Media, Inc. —

SCPIE Holdings, Inc.*

25,559

704,150

Class A*†Δ

180,538

1,151,832

Loews Corp.Δ

15,813

635,999

Restoration Hardware, Inc.*†

256,904

1,114,963

Charles Schwab Corp.Δ

29,654

558,385

Clear Channel

Allstate Corp.Δ

10,784

518,279

Communications, Inc.

36,645

1,070,767

Ameriprise Financial, Inc.Δ

9,648

500,249

Getty Images, Inc.*Δ

32,590

1,042,880

Transatlantic Holdings, Inc.Δ

7,454

494,573

Circuit City Stores, Inc.

260,797

1,037,972

Blackrock, Inc.Δ

2,414

492,891

Bright Horizons

Federated Investors, Inc. —

Family Solutions, Inc.*†Δ

24,013

1,033,520

Class BΔ

12,583

492,750

CSK Auto Corp.*†Δ

110,118

1,025,199

Hartford Financial

Riviera Holdings Corp.*

49,333

1,016,753

Services Group, Inc.

6,417

486,216

CKX, Inc.*

104,260

992,555

Marsh & McLennan Cos., Inc.Δ

19,464

473,948

Penn National Gaming, Inc.*

21,848

955,413

Chubb Corp.

9,284

459,372

XM Satellite

JPMorgan Chase & Co.Δ

10,634

456,730

Radio Holdings, Inc.*†

81,451

946,461

ACE Ltd.Δ

8,168

449,730

Landry’s Restaurants, Inc.†

51,820

843,630

AFLAC, Inc.†

6,721

436,529

Time Warner, Inc.Δ

58,314

817,562

HSBC Holdings PLC — SP ADR†

5,029

413,887

McDonald’s Corp.Δ

14,345

800,021

Unum Group†

17,031

374,852

Service Corporation

Prudential Financial, Inc.

3,943

308,540

InternationalΔ

67,950

689,013

Genworth Financial, Inc. —

DIRECTV Group, Inc.*Δ

21,164

524,656

Class A

12,885

291,716

Home Depot, Inc.†

15,763

440,891

ProLogis†

4,657

274,111

Carnival Corp.†

8,458

342,380

Annaly Capital

Walt Disney Co.†

10,290

322,900

Management, Inc.†

17,422

266,905

GameStop Corp. — Class A*†

5,753

297,488

Banco Santander Central

Comcast Corp. — Class A

14,375

278,012

Hispano SA — SP ADR†

13,219

263,587

Burger King Holdings, Inc.

9,324

257,902

W.R. Berkley Corp.

8,872

245,666

CTC Media, Inc.*

8,006

222,166

Fidelity National Financial, Inc. —

Expedia, Inc.*†

9,456

206,992

Class A†

11,900

218,127

BorgWarner, Inc.

4,679

201,337

Janus Capital Group, Inc.†

7,966

185,369

Hasbro, Inc.†

6,921

193,096

Protective Life Corp.

4,435

179,884

Discovery Holding Co. —

American Financial Group, Inc.†

6,943

177,463

Class A*†

8,902

188,900

Deutsche Bank AG— SP ADR†

1,548

175,001

Daimler AG — SP ADR†

2,112

180,682

Host Hotels & Resorts, Inc.†

10,572

168,306

38

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Whirlpool Corp.†

1,942

$

168,527

Terex Corp.*

2,987

$

186,688

Big Lots, Inc.*†

6,329

141,137

DRS Technologies, Inc.†

3,179

185,272

Kohl’s Corp.*†

3,169

135,918

Timken Co.†

5,553

165,035

Amazon.com, Inc.*†

1,832

130,622

Siemens AG — SP ADR†

1,448

157,745

Mohawk Industries, Inc.*†

1,810

129,614

GATX Corp.†

3,733

145,848

Nike, Inc. — Class B†

1,810

123,080

Con-way, Inc.†

2,585

127,906

Wynn Resorts Ltd.†

1,108

111,509

Quanta Services, Inc.*†

5,311

123,056

Mattel, Inc.

5,341

106,286

Shaw Group, Inc.*

2,515

118,557

Ross Stores, Inc.

3,069

91,947

UAL Corp.†

5,413

116,542

Guess?, Inc.†

2,224

90,005

BE Aerospace, Inc.*

3,119

109,009

Brunswick Corp.†

4,727

75,490

SPX Corp.

1,038

108,886

Virgin Media, Inc.†

5,301

74,585

Foster Wheeler Ltd.*

1,912

108,257

American Eagle Outfitters, Inc.†

4,175

73,104

Granite Construction, Inc.†

3,309

108,237

M.D.C. Holdings, Inc.†

1,558

68,225

ABB Ltd. — SP ADR†

3,571

96,131

Goodyear Tire & Rubber Co.*

2,364

60,991

Oshkosh Truck Corp.

2,344

85,040

Johnson Controls, Inc.†

1,740

58,812

Emerson Electric Co.

1,508

77,602

TRW Automotive

Koninklijke Philips

Holdings Corp.*†

2,495

58,308

Electronics NV— SP ADR

1,992

76,373

Dillard’s, Inc. — Class A†

3,339

57,464

KBR, Inc.

2,747

76,174

ITT Educational Services, Inc.*

1,078

49,513

McDermott International, Inc.*

1,328

72,801

Garmin Ltd.†

734

39,643

First Solar, Inc.*

282

65,182

Luxottica Group — SP ADR

1,490

37,488

Copa Holdings SA

1,076

41,006

Liz Claiborne, Inc.†

1,318

23,922

Woodward Governor Co.

1,328

35,484

AutoZone, Inc.*

190

21,628

Chicago Bridge & Iron, Co. NV†

896

35,159

Office Depot, Inc.*

1,390

15,360

Sunpower Corp.*†

442

32,933

Liberty Global, Inc. — Class A*†

414

14,109

Ryanair Holdings PLC —

CROCS, Inc.*†

452

7,896

SP ADR*†

1,108

31,334

Total Consumer Discretionary

20,161,126

URS Corp.*†

914

29,879

INDUSTRIALS 6.6%

Suntech Power Holdings

Trane, Inc.Δ

23,911

1,097,515

Co. Ltd. — SP ADR*†

734

29,771

CSX Corp.†Δ

19,062

1,068,806

AMETEK, Inc.

602

26,434

MTC Technologies, Inc.*†

44,270

1,052,741

Roper Industries, Inc.†

444

26,391

Quintana Maritime Ltd.

44,161

1,045,733

Union Pacific Corp.

200

25,076

Nuco2, Inc.*

37,230

1,033,877

Delta Air Lines, Inc.*

2,615

22,489

Deere & Co.Δ

10,482

843,172

Canadian National Railway Co.†

432

20,874

Waste Industries USA, Inc.

21,856

790,094

Brady Corp. — Class A†

564

18,855

Burlington Northern

EMCOR Group, Inc.*Δ

794

17,635

Santa Fe Corp.Δ

7,121

656,699

GrafTech International Ltd.*†

1,076

17,442

Paccar, Inc.Δ

12,897

580,365

Perini Corp.*†

404

14,637

Caterpillar, Inc.Δ

6,729

526,813

Energy Conversion

Norfolk Southern Corp.Δ

9,686

526,144

Devices, Inc.*†

482

14,412

Precision Castparts Corp.Δ

4,495

458,850

Belden, Inc.†

332

11,726

AGCO Corp.*†

7,081

424,010

Regal-Beloit Corp.†

302

11,062

Waste Management, Inc.

12,585

422,353

American

Ryder System, Inc.†

6,639

404,382

Superconductor Corp.*†

472

10,946

Flowserve Corp.Δ

3,743

390,694

Stericycle, Inc.*†

192

9,888

Eaton Corp.†Δ

4,297

342,342

J.B. Hunt Transport Services, Inc.

282

8,863

United Rentals, Inc.*

13,591

256,055

Kansas City Southern*†

200

8,022

Cummins, Inc.

4,849

227,030

Hertz Global Holdings, Inc.*†

654

7,887

Manitowoc Co., Inc.†

5,531

225,665

Landstar System, Inc.

150

7,824

Jacobs

Knight Transportation, Inc.†

312

5,136

Engineering Group, Inc.*†

2,845

209,364

Heartland Express, Inc.

342

4,877

ITT Industries, Inc.†

4,003

207,395

Werner Enterprises, Inc.†

262

4,863

Steelcase, Inc. — Class A

16,901

186,925

Total Industrials

15,818,270

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

INFORMATION TECHNOLOGY 6.2%

Pfizer, Inc.Δ

28,406

$

594,538

ASE Test Ltd.*

73,850

$

1,074,518

Edwards Lifesciences Corp.*Δ

11,188

498,425

Yahoo!, Inc.*†

35,420

1,024,701

Eli Lilly & Co.

9,214

475,350

NAVTEQ Corp.*

14,445

982,260

CIGNA Corp.

11,568

469,314

Alliance Data Systems Corp.*

19,364

919,984

UnitedHealth Group, Inc.

13,609

467,605

Teradyne, Inc.*Δ

64,129

796,482

Aetna, Inc.†

8,830

371,655

Vishay Intertechnology, Inc.*Δ

72,919

660,646

LifePoint Hospitals, Inc.*†

12,213

335,491

MEMC Electronic Materials, Inc.*Δ

8,932

633,279

McKesson Corp.

6,145

321,814

Avnet, Inc.*Δ

18,962

620,626

WellPoint, Inc.*†

7,253

320,075

Juniper Networks, Inc.*†Δ

24,805

620,125

Waters Corp.*†

5,733

319,328

Hewlett-Packard Co.Δ

13,437

613,533

Novartis AG — SP ADR†

5,925

303,538

NCR Corp.*Δ

25,391

579,677

Humana, Inc.*†

6,197

277,997

Novellus Systems, Inc.*Δ

26,487

557,551

Express Scripts, Inc.*

3,883

249,755

EMC Corp*†

38,124

546,698

DENTSPLY International, Inc.

6,127

236,502

Synopsys, Inc.*Δ

22,563

512,406

Schering-Plough Corp.

16,215

233,658

Electronic Data Systems Corp.Δ

28,748

478,654

Quest Diagnostics, Inc.†

5,161

233,638

Applied Materials, Inc.

21,768

424,694

Medco Health Solutions, Inc.*†

5,151

225,562

Xerox Corp.†

23,719

355,073

Sanofi-Aventis — SP ADR

5,613

210,712

AVX Corp.†

27,120

347,407

ImClone Systems, Inc.*†

4,545

192,799

Nvidia Corp.*

13,489

266,947

Coventry Health Care, Inc.*†

4,647

187,506

CommScope, Inc.*†

6,711

233,744

Cerner Corp.*†

4,929

183,753

MasterCard, Inc.†

1,046

233,248

VCA Antech, Inc.*†

5,423

148,319

Hewitt Associates, Inc. —

Community Health

Class A*†

5,745

228,479

Systems, Inc.*†

4,417

148,279

Computer Sciences Corp.*†

5,393

219,980

AstraZeneca PLC — SP ADR

3,763

142,956

Nokia Oyj — SP ADR†

6,781

215,839

Lincare Holdings, Inc.*†

4,739

133,213

Affiliated Computer

Stryker Corp.

1,962

127,628

Services, Inc. — Class A*†

4,297

215,323

Charles River Laboratories

VeriSign, Inc.*†

6,257

207,983

International, Inc.*†

2,042

120,355

Apple Computer, Inc.*

1,438

206,353

Biogen Idec, Inc.*†

1,810

111,659

Dolby Laboratories, Inc. —

Health Net, Inc.*†

3,581

110,295

Class A*

5,281

191,489

Invitrogen Corp.*†

1,136

97,094

Tellabs, Inc.*†

28,728

156,568

WellCare Health Plans, Inc.*

2,084

81,172

Intersil Corp. — Class A

4,989

128,068

Alcon, Inc. — SP ADR†

524

74,539

Trimble Navigation Ltd.*†

4,307

123,137

Shire PLC — SP ADR†

956

55,410

Convergys Corp.*

7,493

112,845

Brookdale Senior Living, Inc.†

1,892

45,219

Atmel Corp.*†

27,040

94,099

Teva Pharmaceutical

SAP AG — SP ADR†

1,578

78,221

Industries Ltd. — SP ADR†

956

44,158

Telefonaktiebolaget LM

Applera Corp. - Applied

Ericsson — SP ADR†

2,585

50,795

Biosystems Group†

946

31,086

KLA-Tencor Corp.†

1,278

47,414

Covance, Inc.*†

342

28,376

Polycom, Inc.*†

1,510

34,035

Illumina, Inc.*†

372

28,235

Varian Semiconductor

Pharmaceutical Product

Equipment Associates, Inc.*†

976

27,474

Development, Inc.

654

27,403

Gartner, Inc. — Class A*†

1,318

25,490

Millipore Corp.*†

372

25,076

Cypress Semiconductor Corp.*†

1,058

24,979

Cardinal Health, Inc.†

432

22,684

Ciena Corp.*†

372

11,469

PerkinElmer, Inc.

896

21,728

Total Information Technology

14,882,293

Techne Corp.*

322

21,690

HEALTH CARE 5.5%

Laboratory Corporation of

Baxter International, Inc.Δ

22,895

1,323,789

America Holdings*

262

19,304

HLTH Corp.*†Δ

101,900

972,126

Bio-Rad Laboratories, Inc. —

E-Z-EM, Inc.*

42,590

893,112

Class A*

200

17,790

Matria Healthcare, Inc.*†

36,290

809,267

AmerisourceBergen Corp.†

414

16,966

Thermo Fisher Scientific, Inc.*Δ

13,731

780,470

Varian, Inc.*†

282

16,333

40

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

DaVita, Inc.*†

292

$

13,946

CONSUMER STAPLES 3.9%

Affymetrix, Inc.*†

736

12,814

Molson Coors Brewing Co. —

Total Health Care

13,231,506

Class B†Δ

22,191

$

1,166,581

ENERGY 5.3%

Performance Food Group Co.*†Δ

33,457

1,093,375

Bronco Drilling Co., Inc.*Δ

68,484

1,103,277

Reynolds American, Inc.†Δ

13,339

787,401

Grant Prideco, Inc.*

21,014

1,034,309

Wal-Mart Stores, Inc.

14,557

766,863

US BioEnergy Corp.*†

140,310

827,829

Safeway, Inc.Δ

25,801

757,259

Chesapeake Energy Corp.†Δ

17,674

815,655

Energizer Holdings, Inc.*Δ

7,816

707,192

Cimarex Energy Co.†Δ

14,767

808,346

Philip Morris International, Inc.*Δ

12,052

609,590

MarkWest Energy Partners LP†

23,190

715,180

Pepsi Bottling Group, Inc.†

11,086

375,926

Anadarko Petroleum Corp.Δ

10,966

691,187

Loews Corp. - Carolina Group

5,111

370,803

ConocoPhillipsΔ

8,582

654,034

PepsiAmericas, Inc.†

12,232

312,283

Valero Energy Corp.Δ

10,260

503,869

Archer-Daniels-Midland Co.

7,373

303,473

ENSCO International, Inc.†

7,664

479,920

Altria Group, Inc.Δ

12,052

267,554

Cameron International Corp.*†

10,684

444,882

Bunge Ltd.†

3,027

262,986

Total SA — SP ADR

4,597

340,224

SUPERVALU, INC.†

6,851

205,393

Newfield Exploration Co.*†

6,147

324,869

Unilever NV†

5,683

191,688

Overseas

Diageo PLC — SP ADR†

2,174

176,790

Shipholding Group, Inc.†

4,535

317,631

CVS Caremark Corp.

4,033

163,377

National-Oilwell Varco, Inc.*†

5,423

316,595

Herbalife Ltd.

2,947

139,982

Denbury Resources, Inc.*

10,844

309,596

Del Monte Foods Co.

13,117

125,005

Royal Dutch Shell PLC —

Dean Foods Co.

5,645

113,408

SP ADR

4,305

296,959

Coca-Cola Co.

1,590

96,783

Noble Corp.†

5,763

286,248

Cadbury Schweppes PLC —

Transocean, Inc.*†

1,922

259,854

SP ADR

1,762

77,916

Superior Energy Services*†

6,427

254,638

NBTY, Inc.*†

2,334

69,903

Frontline Ltd.†

5,151

237,049

UST, Inc.†

996

54,302

ENI-Ente Nazionale Idrocarburi —

Universal Corp.†

434

28,440

SP ADR†

3,309

225,376

Vector Group Ltd.†

976

17,168

Unit Corp.*†

3,117

176,578

Total Consumer Staples

9,241,441

Dresser-Rand Group, Inc.*

5,471

168,233

UTILITIES 3.5%

Oceaneering International, Inc.*

2,595

163,485

Puget Energy, Inc.

39,522

1,022,434

FMC Technologies, Inc.*†

2,234

127,092

Energy East Corp.

41,324

996,735

Diamond Offshore Drilling, Inc.†

786

91,490

Aquila, Inc.*†

303,992

975,814

Global Industries Ltd.*

5,553

89,348

NRG Energy, Inc.*Δ

20,602

803,272

Exxon Mobil Corp.

844

71,385

Public Service

Halliburton Co.†

1,308

51,444

Enterprise Group, Inc.Δ

17,181

690,504

Chevron Corp.

522

44,558

PPL Corp.Δ

10,944

502,549

Weatherford International Ltd.*

614

44,497

Duke Energy Corp.†Δ

27,159

484,788

Tenaris SA — SP ADR†

776

38,684

CenterPoint Energy, Inc.†

32,269

460,479

Range Resources Corp.

512

32,486

Southern Union Co.

18,338

426,725

Consol Energy, Inc.

442

30,582

Constellation Energy Group, Inc.

4,275

377,354

Smith International, Inc.

452

29,032

Reliant Energy, Inc.*

12,233

289,310

Occidental Petroleum Corp.

362

26,488

Xcel Energy, Inc.

12,313

245,644

Devon Energy Corp.

242

25,248

Sierra Pacific Resources

18,318

231,356

EOG Resources, Inc.†

182

21,840

PG&E Corp.†

5,603

206,303

XTO Energy, Inc.

332

20,537

Energen Corp.†

3,059

190,576

Canadian Natural Resources Ltd.†

292

19,932

Entergy Corp.

1,700

185,436

Hess Corp.

202

17,812

SCANA Corp.

3,601

131,725

Marathon Oil Corp.

374

17,054

TECO Energy, Inc.†

4,467

71,249

Patterson-UTI Energy, Inc.†

412

10,786

Total Utilities

8,292,253

Total Energy

12,566,118

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

41

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

MATERIALS 3.3%

Telefonica SA — SP ADR†

3,601

$

311,523

Myers Industries, Inc.†Δ

86,350

$

1,133,775

NII Holdings, Inc. — Class B*†

4,587

145,775

Huntsman Corp.Δ

46,605

1,097,548

Deutsche Telekom AG —

United States Steel Corp.Δ

5,925

751,705

SP ADR†

7,393

122,576

E.I. du Pont de

France Telecom SA — SP ADR

3,159

106,079

Nemours and Co.Δ

11,780

550,833

China Mobile Ltd. — SP ADR

1,358

101,864

Steel Dynamics, Inc.Δ

13,078

432,097

Telecom Italia — SP ADR

2,805

58,596

Temple-Inland, Inc.Δ

30,258

384,882

America Movil SAB de CV —

Dow Chemical Co.†

10,392

382,945

SP ADR

876

55,792

Alcoa, Inc.

7,203

259,740

Vimpel-Communications —

The Mosaic Co.*

2,444

250,754

SP ADR

1,138

34,015

Rio Tinto PLC — SP ADR†

584

240,515

Mobile Telesystems —

Albemarle Corp.†

6,559

239,535

SP ADR

422

32,009

Reliance Steel & Aluminum Co.†

3,551

212,563

Rogers Communications, Inc. —

Anglo American PLC —

Class B†

622

22,342

SP ADR†

6,749

200,918

Turkcell Iletisim Hizmet AS, Inc. —

BHP Billiton Ltd. — SP ADR†

2,767

182,207

SP ADR

1,016

21,224

Commercial Metals Co.†

5,955

178,471

Windstream Corp.†

1,690

20,195

Southern Copper Corp.†

1,700

176,511

American Tower Corp. —

ArcelorMittal†

2,094

171,289

Class A*

452

17,723

Lubrizol Corp.†

2,997

166,363

Philippine Long Distance

Cleveland-Cliffs, Inc.

1,248

149,535

Telephone Co. — SP ADR†

250

16,615

Nalco Holding Co.†

6,247

132,124

SK Telecom Co. Ltd. —

Celanese Corp.

2,194

85,676

SP ADR†

664

14,349

Potash Corporation of

Crown Castle International Corp.*†

322

11,106

Saskatchewan

462

71,707

MetroPCS Communications, Inc.*†

584

9,928

Companhia Vale do Rio Doce —

Citizens Communications Co.†

614

6,441

SP ADR†

1,932

66,924

Total Telecommunication Services

6,718,642

Praxair, Inc.

482

40,599

Total Common Stocks

Barrick Gold Corp.†

816

35,455

(Cost $143,627,893)

136,226,428

Air Products & Chemicals, Inc.

374

34,408

POSCO — SP ADR

272

32,363

EXCHANGE TRADED FUNDS 9.6%

Goldcorp, Inc.†

786

30,458

iShares S&P GSCI Commodity

Agrium, Inc.

432

26,832

Indexed Trust*†Δ

186,090

10,767,167

Sigma-Aldrich Corp.

392

23,383

iShares MSCI Emerging Markets

Teck Cominco Ltd. — Class B

522

21,381

Index Fund†

34,750

4,669,705

Newmont Mining Corp.†

464

21,019

Nuveen Equity Premium and

PPG Industries, Inc.

342

20,694

Growth Fund†

66,970

1,071,520

Freeport-McMoRan Copper &

Nuveen Equity Premium

Gold, Inc.†

140

13,471

Opportunity Fund

69,330

1,062,136

Total Materials

7,818,680

Eaton Vance Tax-Managed

TELECOMMUNICATION SERVICES 2.8%

Buy-Write

Verizon Communications, Inc.Δ

34,071

1,241,888

Opportunities Fund

66,740

1,060,499

Rural Cellular Corp. —

Liberty All Star Equity Fund†

164,880

1,053,583

Class A*†Δ

24,241

1,072,179

Eaton Vance Tax-Managed

SBA Communications Corp.*Δ

29,252

872,587

Buy-Write Income Fund

64,220

1,044,859

AT&T, Inc.Δ

16,739

641,104

First Trust Enhanced Equity

CenturyTel, Inc.†Δ

17,482

581,102

Income Fund, Inc.

71,440

1,024,450

U.S. Cellular Corp.*Δ

9,294

511,170

Nuveen Core Equity

Vodafone Group PLC —

Alpha Fund

68,150

999,079

SP ADR

11,860

349,989

Total Exchange Traded Funds

Telephone & Data

(Cost $20,431,423)

22,752,998

Systems, Inc.

8,670

340,471

42

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

FACE

VALUE

VALUE

AMOUNT

(NOTE 1)

SHARES

(NOTE 1)

REPURCHASE AGREEMENTS 9.5%

CONSUMER STAPLES (2.5)%

Repurchase Agreements (Note 5)

Hansen Natural Corp.*

340

$

(12,002)

Lehman Brothers Holdings, Inc.

Constellation Brands, Inc. —

issued 03/31/08 at 1.15%

Class A*

3,150

(55,660)

due 04/01/08Δ

$13,482,545

$

13,482,545

Whole Foods Market, Inc.

7,540

(248,594)

Mizuho Financial Group, Inc.

Rite Aid Corp.*

110,840

(325,870)

issued 03/31/08 at 1.30%

Sara Lee Corp.

31,180

(435,896)

due 04/01/08

7,644,486

7,644,486

Bare Escentuals, Inc.*

21,150

(495,333)

Morgan Stanley issued 03/31/08

Walgreen Co.

13,480

(513,453)

at 1.35% due 04/01/08

1,592,601

1,592,601

Alberto-Culver Co.

18,950

(519,419)

Total Repurchase Agreements

Hershey Co.

16,940

(638,130)

(Cost $22,719,632)

22,719,632

WM Wrigley Jr Co.

11,200

(703,808)

Colgate-Palmolive Co.

9,160

(713,656)

SHARES

Avon Products, Inc.

29,890

(1,181,851)

SECURITIES LENDING COLLATERAL 16.7%

Total Consumer Staples

(5,843,672)

Mount Vernon Securities Lending

UTILITIES (3.3)%

Trust Prime Portfolio (Note 9)

39,871,120

39,871,120

Dynegy, Inc. — Class A*

11,890

(93,812)

Total Securities Lending Collateral

DPL, Inc.

5,450

(139,738)

(Cost $39,871,120)

39,871,120

AES Corp.*

9,710

(161,866)

Atmos Energy Corp.

7,420

(189,210)

Total Long Securities 92.9%

Northeast Utilities

7,800

(191,412)

(Cost $226,650,068)

$221,570,178

Exelon Corp.

2,780

(225,930)

COMMON STOCKS SOLD SHORT (38.3)%

Oneok, Inc.

5,780

(257,961)

Consolidated Edison, Inc.

8,220

(326,334)

TELECOMMUNICATION SERVICES (0.2)%

NiSource, Inc.

24,420

(421,001)

Leap Wireless

Allegheny Energy, Inc.

8,710

(439,855)

International, Inc.*

580

(27,027)

Ameren Corp.

10,360

(456,254)

Sprint Nextel Corp.

4,870

(32,580)

Pepco Holdings, Inc.

19,860

(490,939)

Level 3 Communications, Inc.*

169,290

(358,895)

Pinnacle West Capital Corp.

16,560

(580,925)

Equitable Resources, Inc.

10,210

(601,369)

Total Telecommunication Services

(418,502)

OGE Energy Corp.

20,580

(641,479)

MATERIALS (2.0)%

Aqua America, Inc.

45,310

(850,922)

Eastman Chemical Co.

250

(15,613)

Great Plains Energy, Inc.

37,440

(922,896)

AK Steel Holding Corp.

540

(29,387)

Hawaiian Electric

Owens-Illinois, Inc.*

640

(36,115)

Industries, Inc.

41,240

(984,399)

Scotts Miracle-Gro Co. — Class A

3,270

(106,013)

International Flavors &

Total Utilities

(7,976,302)

Fragrances, Inc.

2,760

(121,578)

CONSUMER DISCRETIONARY (3.6)%

Vulcan Materials Co.

2,170

(144,088)

Central European Media

Louisiana-Pacific Corp.

16,950

(155,601)

Enterprises Ltd. — Class A*

120

(10,228)

Allegheny Technologies, Inc.

2,300

(164,128)

Jones Apparel Group, Inc.

860

(11,541)

Eagle Materials, Inc.

5,000

(177,750)

Macy’s, Inc.

520

(11,991)

Nucor Corp.

2,690

(182,221)

KB Home

870

(21,515)

Ecolab, Inc.

4,480

(194,566)

JC Penney Co., Inc.

1,240

(46,760)

Sonoco Products Co.

7,240

(207,281)

Career Education Corp.*

4,230

(53,806)

Ashland, Inc.

5,780

(273,394)

Gannett Co., Inc.

2,150

(62,457)

Weyerhaeuser Co.

4,570

(297,233)

Chico’s FAS, Inc.*

8,810

(62,639)

Pactiv Corp.*

12,460

(326,577)

Ryland Group, Inc.

2,090

(68,740)

Westlake Chemical Corp.

26,940

(351,567)

Lennar Corp. — Class A

4,130

(77,685)

Crown Holdings, Inc.*

21,870

(550,249)

Coldwater Creek, Inc.*

15,860

(80,093)

Sealed Air Corp.

24,340

(614,585)

Warner Music Group Corp.

16,910

(84,212)

Bemis Co., Inc.

34,540

(878,352)

Pool Corp.

4,530

(85,572)

Scientific Games Corp. —

Total Materials

(4,826,298)

Class A*

4,100

(86,551)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

43

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Wendy’s International, Inc.

3,840

$

(88,550)

HEALTH CARE (4.3)%

Apollo Group, Inc. — Class A*

2,080

(89,856)

Mylan, Inc.

1,620

$

(18,792)

AnnTaylor Stores Corp.*

4,840

(117,031)

PDL BioPharma, Inc.*

2,940

(31,135)

Wyndham Worldwide Corp.

5,710

(118,083)

Health Management

Foot Locker, Inc.

10,090

(118,759)

Associates, Inc. — Class A*

12,170

(64,379)

Eastman Kodak Co.

6,920

(122,276)

King Pharmaceuticals, Inc.*

8,190

(71,253)

Las Vegas Sands Corp.*

1,780

(131,079)

Advanced Medical Optics, Inc.*

4,530

(91,959)

Toll Brothers, Inc.*

5,670

(133,132)

Cooper Cos., Inc.

3,500

(120,505)

Lowe’s Cos., Inc.

7,210

(165,397)

Varian Medical Systems, Inc.*

2,820

(132,089)

OfficeMax, Inc.

8,930

(170,920)

Sepracor, Inc.*

7,360

(143,667)

Centex Corp.

8,500

(205,785)

Intuitive Surgical, Inc.*

510

(165,418)

Urban Outfitters, Inc.*

6,890

(216,002)

Forest Laboratories, Inc.*

4,240

(169,642)

Saks, Inc.*

17,730

(221,093)

Abraxis Bioscience/New, Inc.*

3,510

(207,371)

Coach, Inc.*

7,510

(226,427)

Hospira, Inc.*

5,970

(255,337)

Marriott International, Inc. —

Amylin Pharmaceuticals, Inc.*

9,200

(268,732)

Class A

7,600

(261,136)

Omnicare, Inc.

17,770

(322,703)

CBS Corp.

12,450

(274,896)

CR Bard, Inc.

3,350

(322,940)

DR Horton, Inc.

18,190

(286,493)

Merck & Co., Inc.

8,750

(332,062)

H&R Block, Inc.

13,900

(288,564)

Warner Chilcott*

19,330

(347,940)

Pulte Homes, Inc.

20,990

(305,405)

Allergan, Inc.

8,120

(457,887)

International Game Technology

7,930

(318,865)

Boston Scientific Corp.*

37,220

(479,021)

DreamWorks Animation

APP Pharmaceuticals, Inc.*

40,540

(489,723)

SKG, Inc. — Class A*

13,870

(357,569)

Abbott Laboratories

9,100

(501,865)

General Motors Corp.

19,060

(363,093)

Bristol-Myers Squibb Co.

23,720

(505,236)

Interpublic Group of Cos., Inc.*

49,760

(418,482)

Millennium Pharmaceuticals, Inc.*

33,210

(513,427)

Ford Motor Co.*

80,460

(460,231)

Celgene Corp.*

9,060

(555,287)

Starbucks Corp.*

28,820

(504,350)

Tenet Healthcare Corp.*

110,960

(628,034)

Sirius Satellite Radio, Inc.*

617,960

(1,767,366)

Vertex Pharmaceuticals, Inc.*

27,810

(664,381)

Total Consumer Discretionary

(8,494,630)

Amgen, Inc.*

16,460

(687,699)

ENERGY (3.6)%

Gilead Sciences, Inc.*

15,390

(793,047)

SandRidge Energy, Inc.*

200

(7,830)

Johnson & Johnson

14,780

(958,779)

Arch Coal, Inc.

990

(43,065)

Total Health Care

(10,300,310)

Western Refining, Inc.

3,250

(43,778)

INFORMATION TECHNOLOGY (4.6)%

Teekay Corp.

3,030

(128,684)

VeriFone Holdings, Inc.*

2,050

(32,533)

Massey Energy Co.

3,680

(134,320)

Marvell Technology Group Ltd.*

5,580

(60,710)

Cheniere Energy, Inc.*

8,200

(162,360)

Riverbed Technology, Inc.*

5,740

(85,296)

Holly Corp.

4,100

(177,981)

Google, Inc. — Class A*

200

(88,094)

Forest Oil Corp.*

7,320

(358,387)

EchoStar Corp. — Class A*

4,030

(119,046)

Sunoco, Inc.

7,070

(370,963)

Motorola, Inc.

15,260

(141,918)

Tetra Technologies, Inc.*

27,680

(438,451)

Cognizant Technology

Murphy Oil Corp.

6,230

(511,732)

Solutions Corp. — Class A*

5,240

(151,069)

Allis-Chalmers Energy, Inc.*

37,660

(519,331)

National Instruments Corp.

6,080

(158,931)

Pioneer Natural Resources Co.

10,860

(533,443)

LSI Logic Corp.*

34,140

(168,993)

Baker Hughes, Inc.

7,840

(537,040)

BEA Systems, Inc.*

8,950

(171,393)

W&T Offshore, Inc.

17,820

(607,840)

QLogic Corp.*

12,570

(192,950)

Patriot Coal Corp.*

14,610

(686,232)

Micron Technology, Inc.*

34,970

(208,771)

Nabors Industries Ltd.*

20,980

(708,495)

Novell, Inc.*

36,840

(231,724)

Markwest Energy Partners LP

23,190

(715,180)

Sanmina-SCI Corp.*

152,720

(247,406)

VeraSun Energy Corp.*

118,590

(871,637)

Jabil Circuit, Inc.

27,710

(262,137)

BJ Services Co.

38,800

(1,106,188)

Lexmark International, Inc. —

Total Energy

(8,662,937)

Class A*

10,630

(326,554)

Activision, Inc.*

12,660

(345,745)

44

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Paychex, Inc.

10,840

$

(371,378)

FINANCIALS (9.5)%

Intel Corp.

19,250

(407,715)

Westamerica Bancorporation

180

$

(9,468)

Akamai Technologies, Inc.*

15,000

(422,400)

CapitalSource, Inc.

2,330

(22,531)

WebMD Health Corp.*

17,990

(424,024)

Bear Stearns Cos., Inc.

2,240

(23,498)

Advanced Micro Devices, Inc.*

72,200

(425,258)

Eaton Vance Corp.

780

(23,798)

Acxiom Corp.

37,720

(447,736)

Legg Mason, Inc.

430

(24,071)

Tech Data Corp.*

15,550

(510,040)

Nasdaq OMX Group*

870

(33,634)

Adobe Systems, Inc.*

14,640

(521,038)

State Street Corp.

590

(46,610)

Unisys Corp.*

121,020

(536,119)

PMI Group, Inc.

8,020

(46,676)

Microsoft Corp.

18,920

(536,950)

Old Republic International Corp.

4,040

(52,156)

NetApp, Inc.*

27,060

(542,553)

First Marblehead Corp.

7,170

(53,488)

Salesforce.com, Inc.*

12,120

(701,384)

Merrill Lynch & Co., Inc.

1,320

(53,777)

Electronic Arts, Inc.*

19,070

(951,974)

BRE Properties, Inc.

1,200

(54,672)

JDS Uniphase Corp.*

83,050

(1,112,040)

iStar Financial, Inc.

5,100

(71,553)

Total Information Technology

(10,903,879)

Liberty Media Corp. - Capital*

4,630

(72,876)

INDUSTRIALS (4.7)%

Citigroup, Inc.

3,720

(79,682)

US Airways Group, Inc.*

3,600

(32,076)

National City Corp.

9,170

(91,241)

Trinity Industries, Inc.

2,620

(69,823)

Forest City Enterprises, Inc. —

YRC Worldwide, Inc.*

6,050

(79,376)

Class A

2,800

(103,040)

Hubbell, Inc. — Class B

1,970

(86,069)

XL Capital

3,580

(105,789)

Avis Budget Group, Inc.*

11,220

(119,156)

First Horizon National Corp.

7,720

(108,157)

ChoicePoint, Inc.*

2,900

(138,040)

SEI Investments Co.

4,790

(118,265)

UTi Worldwide, Inc.

7,190

(144,375)

Duke Realty Corp.

5,240

(119,524)

FedEx Corp.

1,570

(145,492)

Freddie Mac

5,190

(131,411)

Monster Worldwide, Inc.*

7,140

(172,859)

Federal National

Fluor Corp.

1,240

(175,038)

Mortgage Association

5,170

(136,074)

Graco, Inc.

5,360

(194,354)

Student Loan Corp.

1,380

(136,482)

Alexander & Baldwin, Inc.

4,790

(206,353)

Essex Property Trust, Inc.

1,220

(139,056)

Brink’s Co.

3,370

(226,397)

Whitney Holding Corp.

5,760

(142,790)

HNI Corp.

8,500

(228,565)

Colonial BancGroup, Inc.

14,960

(144,065)

Dun & Bradstreet Corp.

2,860

(232,747)

Cincinnati Financial Corp.

3,900

(148,356)

WESCO International, Inc.*

6,530

(238,280)

Arthur J Gallagher & Co.

6,530

(154,239)

Cintas Corp.

8,770

(250,296)

CBL & Associates

Ingersoll-Rand Co. — Class A

5,650

(251,877)

Properties, Inc.

6,810

(160,239)

Tyco International Ltd.

6,110

(269,145)

Webster Financial Corp.

6,250

(174,188)

Fastenal Co.

6,240

(286,603)

First American Corp.

5,770

(195,834)

Corporate Executive Board Co.
7,480

(302,790)

Brown & Brown, Inc.

12,000

(208,560)

Rockwell Collins, Inc.

5,740

(328,041)

Liberty Property Trust

6,720

(209,059)

Continental Airlines, Inc.*

18,820

(361,909)

Capitol Federal Financial

5,650

(211,762)

Owens Corning, Inc.*

21,590

(391,427)

Everest Re Group

2,440

(218,453)

AMR Corp.*

47,680

(430,074)

UDR, Inc.

9,210

(225,829)

CH Robinson Worldwide, Inc.

7,920

(430,848)

Huntington Bancshares, Inc.

21,130

(227,148)

Pitney Bowes, Inc.

12,710

(445,104)

Kilroy Realty Corp.

4,870

(239,166)

General Electric Co.

12,540

(464,105)

Brandywine Realty Trust

14,240

(241,510)

Robert Half International, Inc.

18,050

(464,607)

Capital One Financial Corp.

4,970

(244,623)

Masco Corp.

25,450

(504,674)

Regency Centers Corp.

3,980

(257,745)

Excel Maritime Carriers Ltd.

18,540

(544,149)

Developers Diversified

United Parcel Service, Inc. —

Realty Corp.

6,190

(259,237)

Class B

12,830

(936,847)

Endurance Specialty

Expeditors International

Holdings Ltd.

7,130

(260,958)

Washington, Inc.

20,940

(946,069)

American Campus

Southwest Airlines Co.

88,400

(1,096,160)

Communities, Inc.

9,580

(262,109)

SLM Corp.*

17,220

(264,327)

Total Industrials

(11,193,725)

Conseco, Inc.*

26,310

(268,362)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

45

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

UNREALIZED

VALUE

GAIN (LOSS)

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

Washington Mutual, Inc.

26,860

$

(276,658)

FOREIGN CURRENCY FUTURES

Astoria Financial Corp.

10,280

(279,205)

CONTRACTS PURCHASED

New York Community

June 2008 New Zealand

Bancorp, Inc.

15,840

(288,605)

Dollar Futures Contracts

Zions Bancorporation

6,710

(305,641)

(Aggregate Market Value

Lazard — Class A

8,080

(308,656)

of Contracts $9,078,030)

117

$

(4,869)

AvalonBay Communities, Inc.

3,250

(313,690)

June 2008 Australian Dollar

Bank of New York Mellon Corp.

7,770

(324,242)

Futures Contracts

Popular, Inc.

30,110

(351,083)

(Aggregate Market Value

Gramercy Capital Corp.

17,030

(356,438)

of Contracts $9,402,640)

104

(13,816)

Franklin Resources, Inc.

3,750

(363,713)

June 2008 British Pound

Kimco Realty Corp.

9,510

(372,507)

Futures Contracts

Allied Capital Corp.

21,580

(397,719)

(Aggregate Market Value

Sovereign Bancorp, Inc.

45,140

(420,705)

of Contracts $8,747,200)

71

(103,596)

M&T Bank Corp.

5,500

(442,640)

(Total Aggregate Market Value

CB Richard Ellis Group, Inc. —

of Contracts $27,227,870)

$

(122,281)

Class A*

21,580

(466,991)

Ventas, Inc.

10,780

(484,130)

FUTURES CONTRACTS PURCHASED

Macerich Co.

6,990

(491,187)

June 2008 U.S. 10 Year Treasury

PartnerRe

6,500

(495,950)

Note Futures Contracts

Federal Realty Invs Trust

6,400

(498,880)

(Aggregate Market Value

NYSE Euronext

8,130

(501,702)

of Contracts $27,240,266)

229

$

986,517

Leucadia National Corp.

11,100

(501,942)

June 2008 S&P 500 Index

Regions Financial Corp.

25,960

(512,710)

Mini Futures Contracts

Simon Property Group, Inc.

6,030

(560,247)

(Aggregate Market Value

People’s United Financial, Inc.

33,480

(579,539)

of Contracts $54,873,375)

830

445,311

Moody’s Corp.

18,200

(633,906)

June 2008 Nikkei-225 Stock Average

PNC Financial

Index Futures Contracts

Services Group, Inc.

10,080

(660,946)

(Aggregate Market Value of

Toronto-Dominion Bank

12,170

(746,630)

Contracts $5,391,125)

85

87,314

CME Group, Inc.

1,670

(783,397)

June 2008 S&P 400 MidCap

Fifth Third Bancorp

45,390

(949,559)

Mini Futures Contracts

Bank of America Corp.

28,910

(1,095,978)

(Aggregate Market Value

HCP, Inc.

39,100

(1,321,971)

of Contracts $3,982,590)

51

85,012

Total Financials

(22,663,255)

June 2008 Russell 2000 Index

Total Common Stocks Sold Short

Mini Futures Contracts

(Proceeds $97,792,284)

(91,283,510)

(Aggregate Market Value

of Contracts $4,193,750)

61

63,862

CONTRACTS

(Total Aggregate Market Value

of Contracts $95,681,106)

$

1,668,016

OPTIONS WRITTEN (0.9)%

Call Options on:

April 2008 S&P 500 Index

Futures Contracts

Expiring April 2008

with strike price of 1260

119

(2,180,675)

Total Options Written

(Premiums Received $2,468,798)

(2,180,675)

Other Assets in Excess

of Liabilities – 46.3%

$110,427,475

Net Assets – 100.0%

$238,533,468

46

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

ABSOLUTE RETURN STRATEGIES FUND

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FOREIGN CURRENCY FUTURES

CONTRACTS SOLD SHORT

June 2008 Japanese Yen

Futures Contracts

(Aggregate Market Value of

Contracts $9,447,188)

75

$

(191,933)

June 2008 Swiss Franc

Futures Contracts

(Aggregate Market Value

of Contracts $9,940,175)

79

(239,694)

(Total Aggregate Market Value

of Contracts $19,387,363)

$

(431,627)

FUTURES CONTRACTS

SOLD SHORT

June 2008 U.S. Dollar Index

Futures Contracts

(Aggregate Market Value

of Contracts $12,412,380)

172

$

269,032

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008 — See Note 9.

Δ

All or a portion of this security is pleged as short security collateral at March 31, 2008.

ADR—American Depository Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

47

SCHEDULE OF INVESTMENTS

March 31, 2008

ALTERNATIVE STRATEGIES ALLOCATION FUND

MARKET

VALUE

SHARES

(NOTE 1)

CURRENCY EXCHANGE TRADED FUNDS 20.4%

PowerShares DB G10

Currency Harvest Fund*

40,930

$1,053,129

Total Currency Exchange

Traded Funds

(Cost $1,075,228)

1,053,129

MUTUAL FUNDS† 74.6%

Rydex Series Funds - Managed

Futures Strategy Fund

83,463

2,358,658

Rydex Series Funds - Commodities

Strategy Fund

20,538

671,403

Rydex Series Funds -

Real Estate Fund

18,360

595,225

Rydex Series Funds - Absolute

Return Strategies Fund

9,256

227,781

Total Mutual Funds

(Cost $3,861,609)

3,853,067

FACE

AMOUNT

REPURCHASE AGREEMENT 3.0%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

$157,148

157,148

Total Repurchase Agreement

(Cost $157,148)

157,148

Total Investments 98.0%

(Cost $5,093,985)

$5,063,344

Other Assets in Excess

of Liabilities – 2.0%

$

103,016

Net Assets – 100.0%

$5,166,360

*

Non-Income Producing Security.

†

A-Class Shares of Affiliated Funds.

48

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

COMMODITIES STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

EXCHANGE TRADED FUNDS 4.0%

SECURITIES LENDING COLLATERAL 3.7%

iShares S&P GSCI

Mount Vernon Securities Lending

Commodity Indexed Trust*†

107,720

$

6,232,679

Trust Prime Portfolio (Note 9)

5,673,000

$

5,673,000

Total Exchange Traded Funds

Total Securities Lending Collateral

(Cost $5,886,263)

6,232,679

(Cost $5,673,000)

5,673,000

FACE

Total Investments 104.1%

AMOUNT

(Cost $147,277,637)

$160,660,206

Liabilities in Excess of

STRUCTURED NOTES †† 40.5%

Other Assets – (4.1)%

$

(6,401,433)

Credit Suisse Group,

Net Assets – 100.0%

$154,258,773

S&P GSCI Total Return

Linked Notes 5.59%

due 09/30/08

$19,690,247

34,134,151

Swedish Export Credit Corp.,

S&P GSCI Total Return

Linked Notes 4.89%

due 11/14/08

7,000,000

9,269,750

Swedish Export Credit Corp.,

S&P GSCI Total Return

Linked Notes 2.80%

due 03/27/09

9,000,000

7,216,470

Swedish Export Credit Corp.,

S&P GSCI Total Return

Linked Notes 5.36%

due 04/28/08

3,000,000

6,074,340

Goldman Sachs Group Inc.,

S&P GSCI Total Return

Linked Notes 3.06%

due 03/14/09

6,000,000

5,808,060

Total Structured Notes

(Cost $49,466,618)

62,502,771

REPURCHASE AGREEMENT 55.9%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

86,251,756

86,251,756

Total Repurchase Agreement

(Cost $86,251,756)

86,251,756

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008 — See Note 9.

††

Structured Notes are leveraged, providing an exposure to the underlying benchmark of three times the face amount. The total exposure to the S&P GSCI Total Return is $134,070,741 as of March 31, 2008 — See Note 2.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

49

SCHEDULE OF INVESTMENTS

March 31, 2008

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 66.8%

Jones Lang LaSalle, Inc.†

290

$

22,429

Northern Trust Corp.Δ

330

21,935

FINANCIALS 12.4%

Apartment Investment &

Goldman Sachs Group, Inc.†Δ

1,120

$

185,237

Management Co. — Class A

570

20,412

Alleghany Corp.*†Δ

500

170,682

IntercontinentalExchange, Inc.*†

120

15,660

Plum Creek Timber Co., Inc.

Eaton Vance Corp.†

190

5,797

(REIT)Δ

4,061

165,283

Discover Financial Services†

350

5,729

HSBC Holdings PLC — SP ADR† Δ

1,860

153,078

Lehman Brothers Holdings, Inc.†

90

3,388

Allied World Assurance

Total Financials

3,408,321

Company Holdings Ltd.Δ

3,840

152,448

HEALTH CARE 8.0%

Aon Corp.Δ

3,780

151,956

Baxter International, Inc.Δ

4,261

246,371

Travelers Cos, Inc.Δ

3,110

148,813

Thermo Fisher Scientific, Inc.*Δ

2,850

161,994

Loews Corp.Δ

3,040

122,269

Novartis AG — SP ADR†Δ

2,190

112,194

Charles Schwab Corp.Δ

6,461

121,661

CIGNA Corp.Δ

2,310

93,717

Banco Santander Central

Pfizer, Inc.Δ

4,401

92,113

Hispano SA — SP ADR†Δ

4,901

97,726

Edwards Lifesciences Corp.*†Δ

1,950

86,872

Ameriprise Financial, Inc.Δ

1,860

96,441

Eli Lilly & Co.Δ

1,610

83,060

Blackrock, Inc.†Δ

460

93,923

UnitedHealth Group, Inc.Δ

2,330

80,059

Federated Investors, Inc. —

Sanofi-Aventis — SP ADR†Δ

2,080

78,083

Class BΔ

2,350

92,026

Waters Corp.*†Δ

1,190

66,283

Transatlantic Holdings, Inc.†Δ

1,300

86,255

Aetna, Inc.†Δ

1,510

63,556

AFLAC, Inc.†Δ

1,290

83,785

WellPoint, Inc.*†Δ

1,250

55,162

Marsh & McLennan Cos., Inc.Δ

3,390

82,546

McKesson Corp.Δ

1,050

54,988

Allstate Corp.Δ

1,670

80,260

AstraZeneca PLC — SP ADRΔ

1,400

53,186

JPMorgan Chase & Co.Δ

1,850

79,457

Humana, Inc.*†Δ

1,180

52,935

Hartford Financial

Express Scripts, Inc.*†

820

52,742

Services Group, Inc.Δ

990

75,012

LifePoint Hospitals, Inc.*†Δ

1,890

51,918

Unum Group†Δ

3,280

72,193

Medco Health Solutions, Inc.*Δ

1,120

49,045

Chubb Corp.Δ

1,440

71,251

Stryker Corp.Δ

700

45,535

ACE Ltd.Δ

1,260

69,376

DENTSPLY International, Inc.

1,100

42,460

Deutsche Bank AG — SP ADRΔ

570

64,438

Schering-Plough Corp.Δ

2,830

40,780

Prudential Financial, Inc.Δ

760

59,470

Quest Diagnostics, Inc.†

890

40,290

Allianz AG — SP ADRΔ

2,970

58,390

ImClone Systems, Inc.*†

870

36,905

Banco Bilbao Vizcaya Argent

Cerner Corp.*†

950

35,416

aria SA — SP ADR†Δ

2,610

57,394

Coventry Health Care, Inc.*†

790

31,876

Lloyds TSB Group PLC —

HLTH Corp.*

3,000

28,620

SP ADR†Δ

1,580

56,722

VCA Antech, Inc.*†

1,040

28,444

ING Groep NV — SP ADR†Δ

1,480

55,308

Charles River Laboratories

Annaly Capital

International, Inc.*†

470

27,702

Management, Inc.†Δ

3,600

55,152

Alcon, Inc. — SP ADR†

190

27,027

Credit Suisse Group — SP ADR† Δ

1,030

52,406

Invitrogen Corp.*†

310

26,496

ProLogis†

810

47,677

Community Health

Genworth Financial, Inc. —

Systems, Inc.*†

680

22,828

Class A†

2,000

45,280

Biogen Idec, Inc.*†

350

21,592

AXA — SP ADR†

1,180

42,610

Health Net, Inc.*†

690

21,252

Janus Capital Group, Inc.†

1,810

42,119

Lincare Holdings, Inc.*†

730

20,520

W.R. Berkley Corp.

1,370

37,935

Shire PLC — SP ADR†

350

20,286

T. Rowe Price Group, Inc.†

720

36,000

Teva Pharmaceutical

Fidelity National Financial, Inc. —

Industries Ltd. — SP ADR†

350

16,167

Class A†

1,840

33,727

WellCare Health Plans, Inc.*

330

12,854

Taubman Centers, Inc.

610

31,781

Applera Corp. - Applied

Host Hotels & Resorts, Inc.†

1,840

29,293

Biosystems Group†

350

11,501

Protective Life Corp.

690

27,986

Covance, Inc.*†

130

10,786

American Financial Group, Inc.†

1,080

27,605

Illumina, Inc.*†

140

10,626

50

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Pharmaceutical Product

Granite Construction, Inc.

640

$

20,934

Development, Inc.

240

$

10,056

UAL Corp.†

840

18,085

Cardinal Health, Inc.†

180

9,452

McDermott International, Inc.*

300

16,446

Millipore Corp.*†

140

9,437

Sunpower Corp.*†

180

13,412

Techne Corp.*

120

8,083

Woodward Governor Co.

490

13,093

PerkinElmer, Inc.

330

8,003

Oshkosh Truck Corp.

360

13,061

Laboratory Corporation of

Chicago Bridge & Iron, Co. NV†

330

12,949

America Holdings*

100

7,368

Ryanair Holdings PLC —

Bio-Rad Laboratories, Inc. —

SP ADR*†

410

11,595

Class A*

70

6,227

URS Corp.*†

340

11,115

AmerisourceBergen Corp.†

150

6,147

Suntech Power

Varian, Inc.*†

100

5,792

Holdings Co. Ltd. - SP ADR*†

270

10,951

Brookdale Senior Living, Inc.†

240

5,736

Roper Industries, Inc.†

170

10,105

DaVita, Inc.*

110

5,254

AMETEK, Inc.

220

9,660

Affymetrix, Inc.*†

270

4,701

Union Pacific Corp.

70

8,777

Total Health Care

2,200,497

Canadian National Railway Co.†

160

7,731

INDUSTRIALS 7.9%

Stericycle, Inc.*†

150

7,725

CSX Corp.†Δ

3,190

178,863

Copa Holdings SA

190

7,241

Deere & Co.Δ

2,020

162,489

Brady Corp. — Class A†

210

7,020

Paccar, Inc.Δ

2,410

108,450

GrafTech International Ltd.*†

400

6,484

Burlington Northern

EMCOR Group, Inc.*

290

6,441

Santa Fe Corp.Δ

1,160

106,975

Perini Corp.*†

150

5,435

Precision Castparts Corp.Δ

940

95,955

Energy

Caterpillar, Inc.†Δ

1,170

91,599

Conversion Devices, Inc.*†

180

5,382

Norfolk Southern Corp.Δ

1,580

85,826

Belden, Inc.†

120

4,238

AGCO Corp.*†Δ

1,360

81,437

Regal-Beloit Corp.†

110

4,029

Flowserve Corp.Δ

680

70,978

Delta Air Lines, Inc.*

460

3,956

Waste Management, Inc.Δ

1,950

65,442

American

Ryder System, Inc.†Δ

1,060

64,565

Superconductor Corp.*†

170

3,942

Jacobs Engineering Group,

J.B. Hunt

Inc.*†Δ

870

64,023

Transport Services, Inc.†

100

3,143

Siemens AG — SP ADR†Δ

530

57,738

Hertz Global Holdings, Inc.*†

240

2,894

Eaton Corp.†Δ

670

53,379

Kansas City Southern*†

70

2,808

Cummins, Inc.

930

43,543

Landstar System, Inc.

50

2,608

Manitowoc Co., Inc.†

990

40,392

Knight Transportation, Inc.†

120

1,975

United Rentals, Inc.*

2,110

39,752

Werner Enterprises, Inc.†

100

1,856

Quanta Services, Inc.*†

1,650

38,231

Heartland Express, Inc.†

130

1,854

ITT Industries, Inc.

700

36,267

Total Industrials

2,160,755

ABB Ltd. — SP ADR†

1,320

35,534

INFORMATION TECHNOLOGY 7.2%

Foster Wheeler Ltd.*Δ

580

32,840

MEMC Electronic Materials, Inc.*Δ

1,920

136,128

Steelcase, Inc. — Class A

2,950

32,627

Teradyne, Inc.*Δ

9,931

123,343

Terex Corp.*

520

32,500

Juniper Networks, Inc.*Δ

4,781

119,525

Shaw Group, Inc.*

660

31,112

Avnet, Inc.*Δ

3,370

110,300

Emerson Electric Co.

560

28,818

Vishay Intertechnology, Inc.*Δ

11,942

108,194

DRS Technologies, Inc.†

490

28,557

EMC Corp*Δ

7,341

105,270

Koninklijke Philips

Hewlett-Packard Co.Δ

2,080

94,973

Electronics NV— SP ADR

740

28,372

Novellus Systems, Inc.*†Δ

4,481

94,325

SPX Corp.Δ

260

27,274

NCR Corp.*Δ

3,931

89,745

Timken Co.†

860

25,559

Synopsys, Inc.*Δ

3,931

89,273

First Solar, Inc.*

110

25,425

Nokia Oyj — SP ADR†Δ

2,510

79,893

Con-way, Inc.†

480

23,750

Electronic Data Systems Corp.Δ

4,711

78,438

GATX Corp.†

580

22,661

Applied Materials, Inc.Δ

3,790

73,943

KBR Inc.

790

21,907

AVX Corp.†Δ

4,731

60,604

BE Aerospace, Inc.*

600

20,970

Nvidia Corp.*Δ

2,870

56,797

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

51

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Xerox Corp.Δ

3,670

$

54,940

Oceaneering International, Inc.*

500

$

31,500

MasterCard, Inc.†

210

46,828

Exxon Mobil Corp.

310

26,220

CommScope, Inc.*†Δ

1,290

44,931

Diamond Offshore Drilling, Inc.†

200

23,280

Hewitt Associates, Inc. —

Halliburton Co.†

480

18,878

Class A*†

1,110

44,145

Unit Corp.*†

320

18,128

VeriSign, Inc.*

1,200

39,888

Weatherford International Ltd.*

230

16,668

Apple Computer, Inc.*

270

38,745

Chevron Corp.

190

16,218

Dolby Laboratories, Inc. —

Global Industries Ltd.*

970

15,607

Class A*

1,020

36,985

Tenaris SA — SP ADR†

290

14,457

Computer Sciences Corp.*†

840

34,264

Smith International, Inc.

170

10,919

Affiliated Computer

Occidental Petroleum Corp.

130

9,512

Services, Inc. — Class A*†

670

33,574

Devon Energy Corp.

90

9,390

SAP AG — SP ADR†

580

28,751

EOG Resources, Inc.†

70

8,400

Trimble Navigation Ltd.*†

830

23,730

Canadian

Intersil Corp. — Class A

870

22,333

Natural Resources Ltd.†

110

7,509

Tellabs, Inc.*

3,710

20,219

XTO Energy, Inc.

120

7,423

Telefonaktiebolaget LM

Consol Energy, Inc.

100

6,919

Ericsson — SP ADR†

960

18,864

Marathon Oil Corp.

140

6,384

Convergys Corp.*

1,110

16,717

Range Resources Corp.†

100

6,345

Atmel Corp.*†

4,711

16,394

Hess Corp.

70

6,173

Cypress Semiconductor Corp.*†

540

12,749

Total Energy

1,916,922

Ciena Corp.*†

300

9,249

CONSUMER DISCRETIONARY 5.8%

KLA-Tencor Corp.†

220

8,162

McDonald’s Corp.Δ

2,760

153,925

Polycom, Inc.*†

290

6,537

Time Warner, Inc.Δ

9,611

134,746

Varian Semiconductor

Service Corporation International†Δ

13,092

132,753

Equipment Associates, Inc.*†

190

5,348

Circuit City Stores, Inc.

28,953

115,233

Gartner, Inc. — Class A*†

250

4,835

DIRECTV Group, Inc.*Δ

3,690

91,475

Total Information Technology

1,988,939

Home Depot, Inc.†Δ

2,440

68,247

ENERGY 7.0%

Daimler AG — SP ADRΔ

780

66,729

National-Oilwell Varco, Inc.*†Δ

2,900

169,302

GameStop Corp. — Class A*† Δ

1,110

57,398

Chesapeake Energy Corp.†Δ

2,740

126,451

Walt Disney Co.†Δ

1,790

56,170

Total SA — SP ADRΔ

1,700

125,817

Carnival Corp.Δ

1,310

53,029

Cimarex Energy Co.†Δ

2,290

125,355

Comcast Corp. — Class A†Δ

2,500

48,350

Anadarko Petroleum Corp.Δ

1,760

110,933

CTC Media, Inc.*

1,620

44,955

Royal Dutch Shell PLC — SP

Burger King Holdings, Inc.

1,620

44,809

ADRΔ

1,590

109,678

Expedia, Inc.*Δ

1,820

39,840

ConocoPhillipsΔ

1,430

108,980

Amazon.com, Inc.*Δ

550

39,215

Cameron International Corp.*†Δ

2,160

89,942

BorgWarner, Inc.

900

38,727

ENSCO International, Inc.†Δ

1,420

88,920

Hasbro, Inc.†

1,330

37,107

Eni SpA — SP ADR†Δ

1,230

83,775

Discovery Holding Co. —

Valero Energy Corp.Δ

1,660

81,523

Class A*†

1,710

36,286

Transocean, Inc.*Δ

460

62,192

Whirlpool Corp.†

300

26,034

Denbury Resources, Inc.*Δ

2,090

59,669

Big Lots, Inc.*

1,100

24,530

Noble Corp.†Δ

1,130

56,127

Nike, Inc. — Class B†

350

23,800

Newfield Exploration Co.*†Δ

950

50,208

Kohl’s Corp.*†

550

23,590

Overseas

Wynn Resorts Ltd.†

210

21,135

Shipholding Group, Inc.†

700

49,028

Mohawk Industries, Inc.*†

280

20,051

Frontline Ltd.†

1,000

46,020

Mattel, Inc.

930

18,507

Superior Energy Services*†

1,120

44,374

Guess?, Inc.†

430

17,402

FMC Technologies, Inc.*†

640

36,410

Ross Stores, Inc.

530

15,879

Dresser-Rand Group, Inc.*

1,050

32,288

Goodyear Tire & Rubber Co.*

570

14,706

Luxottica Group — SP ADR

550

13,838

52

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Virgin Media, Inc.†

920

$

12,944

Anglo American PLC —

American Eagle Outfitters, Inc.

730

12,782

SP ADR†Δ

2,500

$

74,425

Brunswick Corp.†

730

11,658

Dow Chemical Co.†Δ

1,850

68,172

ITT Educational Services, Inc.*

250

11,483

BHP Billiton Ltd. — SP ADR†Δ

1,030

67,825

Johnson Controls, Inc.

300

10,140

ArcelorMittal†Δ

780

63,804

TRW Automotive

The Mosaic Co.*Δ

620

63,612

Holdings Corp.*†

390

9,114

Temple-Inland, Inc.Δ

4,931

62,722

Dillard’s, Inc. — Class A†

520

8,949

Alcoa, Inc.Δ

1,400

50,484

Garmin Ltd.†

160

8,642

Albemarle Corp.†

1,230

44,920

M.D.C. Holdings, Inc.†

190

8,320

Reliance Steel & Aluminum Co.

680

40,705

Getty Images, Inc.*†

170

5,440

Southern Copper Corp.†

380

39,455

AutoZone, Inc.*

40

4,553

Lubrizol Corp.†

580

32,196

Liberty Global, Inc. — Class A*†

80

2,726

Cleveland-Cliffs, Inc.

240

28,757

Liz Claiborne, Inc.†

150

2,723

Commercial Metals Co.†

920

27,572

CROCS, Inc.*†

130

2,271

Potash Corporation of

Central European Media

Saskatchewan

170

26,386

Enterprises Ltd. — Class A*†

10

852

Companhia Vale do Rio Doce —

Total Consumer Discretionary

1,591,063

SP ADR†

710

24,594

CONSUMER STAPLES 5.8%

Nalco Holding Co.†

1,090

23,054

Molson Coors Brewing Co. —

Celanese Corp.

520

20,306

Class BΔ

3,991

209,807

Praxair, Inc.

180

15,161

Reynolds American, Inc.†Δ

2,460

145,214

Barrick Gold Corp.

300

13,035

Energizer Holdings, Inc.*Δ

1,510

136,625

Air Products & Chemicals, Inc.

140

12,880

Philip Morris International, Inc.*Δ

2,530

127,967

POSCO — SP ADR

100

11,898

Safeway, Inc.Δ

4,311

126,528

Goldcorp, Inc.†

290

11,238

Wal-Mart Stores, Inc.Δ

2,260

119,057

Agrium, Inc.

160

9,938

Loews Corp. - Carolina Group†Δ

1,100

79,805

Sigma-Aldrich Corp.

150

8,948

Unilever NV†Δ

2,100

70,833

PPG Industries, Inc.

130

7,866

Diageo PLC — SP ADRΔ

810

65,869

Teck Cominco Ltd. — Class B

190

7,782

Pepsi Bottling Group, Inc.†Δ

1,890

64,090

Newmont Mining Corp.†

170

7,701

PepsiAmericas, Inc.†Δ

2,380

60,761

Huntsman Corp.

260

6,123

Archer-Daniels-Midland Co.Δ

1,420

58,447

Freeport-McMoRan Copper &

Altria Group, Inc.Δ

2,530

56,166

Gold, Inc.†

50

4,811

Bunge Ltd.†Δ

600

52,128

Total Materials

1,286,484

SUPERVALU, INC.†

1,060

31,779

TELECOMMUNICATION SERVICES 4.5%

CVS Corp.

780

31,598

Verizon Communications, Inc.Δ

5,981

218,007

Cadbury Schweppes PLC —

SBA Communications Corp.*Δ

5,631

167,973

SP ADR

650

28,743

Vodafone Group PLC — SP ADRΔ

4,391

129,578

Herbalife Ltd.

510

24,225

Telefonica SA — SP ADRΔ

1,330

115,058

Coca-Cola Co.

350

21,305

U.S. Cellular Corp.*†Δ

1,820

100,100

UST, Inc.†

370

20,172

AT&T, Inc.Δ

2,590

99,197

Dean Foods Co.

870

17,478

CenturyTel, Inc.†Δ

2,710

90,080

Universal Corp.

160

10,485

Telephone & Data Systems, Inc.Δ

1,670

65,581

NBTY, Inc.*

240

7,188

Deutsche Telekom AG —

Hansen Natural Corp.*†

180

6,354

SP ADR†Δ

2,740

45,429

Vector Group Ltd.†

360

6,332

France Telecom SA — SP ADR

1,170

39,289

Total Consumer Staples

1,578,956

China Mobile Ltd. — SP ADR

500

37,505

MATERIALS 4.7%

NII Holdings, Inc. — Class B*†

800

25,424

United States Steel Corp.Δ

1,050

133,213

Telecom Italia — SP ADR

1,040

21,726

E.I. du Pont de Nemours and Co.†Δ

2,260

105,678

America Movil SAB de CV —

Rio Tinto PLC — SP ADR†Δ

220

90,605

SP ADR

330

21,018

Steel Dynamics, Inc.Δ

2,440

80,618

Vimpel-Communications —

SP ADR

420

12,554

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

53

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Mobile Telesystems — SP ADR

160

$

12,136

Nuveen Core Equity

Rogers Communications, Inc. —

Alpha FundΔ

8,420

$

123,437

Class B†

230

8,262

iShares Dow Jones US Financial

Turkcell Iletisim Hizmet AS, Inc. —

Sector Index Fund

1

82

SP ADR

380

7,938

Total Exchange Traded Funds

American Tower Corp. —

(Cost $2,672,797)

2,741,831

Class A*

170

6,666

Philippine Long Distance

FACE

Telephone Co. — SP ADR†

90

5,981

AMOUNT

SK Telecom Co. Ltd. — SP ADR†

250

5,402

Crown Castle

REPURCHASE AGREEMENTS 10.3%

International Corp.*†

120

4,139

Repurchase Agreements (Note 5)

MetroPCS

Mizuho Financial Group, Inc.

Communications, Inc.*†

220

3,740

issued 03/31/08 at 1.30%

Windstream Corp.†

290

3,466

due 04/01/08

1,416,580

1,416,580

Citizens Communications Co.†

100

1,049

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

Total Telecommunication Services

1,247,298

due 04/01/08†Δ

1,118,504

1,118,504

UTILITIES 3.5%

Morgan Stanley issued

NRG Energy, Inc.*†Δ

3,820

148,942

03/31/08 at 1.35%

Public Service

due 04/01/08

295,121

295,121

Enterprise Group, Inc.Δ

3,400

136,646

Total Repurchase Agreements

PPL Corp.Δ

2,110

96,891

(Cost $2,830,205)

2,830,205

Constellation Energy Group, Inc. Δ

940

82,974

CenterPoint Energy, Inc.†Δ

5,621

80,212

SHARES

Southern Union Co.†Δ

3,200

74,464

Duke Energy Corp.†Δ

3,971

70,882

SECURITIES LENDING COLLATERAL 10.3%

Reliant Energy, Inc.*Δ

2,400

56,760

Mount Vernon Securities Lending

Sierra Pacific Resources

3,040

38,395

Trust Prime Portfolio (Note 9)

2,828,047

2,828,047

Xcel Energy, Inc.

1,910

38,105

Total Securities Lending Collateral

Energen Corp.†

590

36,757

(Cost $2,828,047)

2,828,047

Entergy Corp.

300

32,724

Total Long Securities 97.4%

PG&E Corp.†

870

32,033

(Cost $27,533,864)

$26,738,029

SCANA Corp.

560

20,485

TECO Energy, Inc.†

780

12,441

COMMON STOCKS SOLD SHORT (55.2)%

Total Utilities

958,711

Total Common Stocks

TELECOMMUNICATION SERVICES (0.3)%

(Cost $19,202,815)

18,337,946

Leap Wireless International, Inc.*

110

(5,126)

Sprint Nextel Corp.

990

(6,623)

EXCHANGE TRADED FUNDS 10.0%

Level 3 Communications, Inc.*

33,870

(71,805)

iShares MSCI Emerging Markets

Total Telecommunication Services

(83,554)

Index FundΔ

13,680

1,838,319

MATERIALS (3.4)%

Nuveen Equity Premium and

Eastman Chemical Co.

41

(2,507)

Growth Fund†Δ

8,270

132,320

International Flavors &

Nuveen Equity Premium

Fragrances, Inc.

450

(19,822)

Opportunity FundΔ

8,560

131,139

Scotts Miracle-Gro Co. —

Eaton Vance Tax-Managed

Class A

670

(21,721)

Buy-Write Opportunities FundΔ

8,240

130,934

Vulcan Materials Co.

350

(23,240)

Liberty All Star Equity FundΔ

20,360

130,100

Ecolab, Inc.

600

(26,058)

Eaton Vance Tax-Managed

Allegheny Technologies, Inc.

380

(27,117)

Buy-Write Income FundΔ

7,930

129,021

Nucor Corp.

490

(33,193)

First Trust Enhanced Equity

Louisiana-Pacific Corp.

3,790

(34,792)

Income Fund, Inc.Δ

8,820

126,479

Eagle Materials, Inc.

1,020

(36,261)

54

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Sonoco Products Co.

1,470

$

(42,086)

Chico’s FAS, Inc.*

1,790

$

(12,727)

Weyerhaeuser Co.

840

(54,634)

Ryland Group, Inc.

430

(14,143)

Ashland, Inc.

1,180

(55,814)

Scientific Games Corp. —

Pactiv Corp.*

2,730

(71,553)

Class A*

670

(14,144)

Westlake Chemical Corp.

5,980

(78,039)

Wendy’s International, Inc.

710

(16,373)

Crown Holdings, Inc.*

4,030

(101,395)

Coldwater Creek, Inc.*

3,290

(16,614)

Sealed Air Corp.

4,950

(124,988)

Warner Music Group Corp.

3,440

(17,131)

Bemis Co., Inc.

7,030

(178,773)

Pool Corp.

920

(17,379)

Total Materials

(931,993)

Lennar Corp. — Class A

950

(17,869)

CONSUMER STAPLES (3.9)%

Gannett Co., Inc.

620

(18,011)

Del Monte Foods Co.

270

(2,573)

Las Vegas Sands Corp.*

290

(21,356)

Constellation Brands, Inc. —

Wyndham Worldwide Corp.

1,050

(21,714)

Class A*

640

(11,309)

Eastman Kodak Co.

1,270

(22,441)

Whole Foods Market, Inc.

1,540

(50,774)

AnnTaylor Stores Corp.*

980

(23,696)

Rite Aid Corp.*

22,400

(65,856)

Foot Locker, Inc.

2,050

(24,129)

Sara Lee Corp.

5,740

(80,245)

Toll Brothers, Inc.*

1,040

(24,419)

Bare Escentuals, Inc.*

4,030

(94,382)

OfficeMax, Inc.

1,700

(32,538)

Alberto-Culver Co.

3,490

(95,661)

Urban Outfitters, Inc.*

1,130

(35,426)

Walgreen Co.

2,880

(109,699)

Coach, Inc.*

1,230

(37,085)

WM Wrigley Jr Co.

1,830

(114,997)

Centex Corp.

1,640

(39,704)

Colgate-Palmolive Co.

1,500

(116,865)

Saks, Inc.*

3,270

(40,777)

Hershey Co.

3,580

(134,859)

Marriott International, Inc. —

Avon Products, Inc.

5,150

(203,631)

Class A

1,240

(42,606)

Lowe’s Cos., Inc.

2,090

(47,945)

Total Consumer Staples

(1,080,851)

CBS Corp.

2,290

(50,563)

ENERGY (4.6)%

International Game Technology

1,300

(52,273)

SandRidge Energy, Inc.*

30

(1,175)

H&R Block, Inc.

2,650

(55,014)

Western Refining, Inc.

640

(8,621)

DR Horton, Inc.

3,610

(56,858)

Arch Coal, Inc.

200

(8,700)

General Motors Corp.

3,120

(59,436)

Cheniere Energy, Inc.*

970

(19,206)

Pulte Homes, Inc.

4,100

(59,655)

Teekay Corp.

560

(23,783)

DreamWorks Animation

Massey Energy Co.

680

(24,820)

SKG, Inc. — Class A*

2,550

(65,739)

Patterson-UTI Energy, Inc.

1,180

(30,893)

Interpublic Group of Cos., Inc.*

8,830

(74,260)

Holly Corp.

830

(36,030)

Ford Motor Co.*

14,820

(84,770)

Forest Oil Corp.*

1,350

(66,096)

Starbucks Corp.*

5,330

(93,275)

Sunoco, Inc.

1,300

(68,211)

Sirius Satellite Radio, Inc.*

39,920

(114,171)

Tetra Technologies, Inc.*

5,630

(89,179)

Total Consumer Discretionary

(1,370,869)

Murphy Oil Corp.

1,150

(94,461)

Pioneer Natural Resources Co.

2,000

(98,240)

UTILITIES (5.1)%

Baker Hughes, Inc.

1,500

(102,750)

Dynegy, Inc. — Class A*

1,600

(12,624)

Patriot Coal Corp.*

2,390

(112,258)

DPL, Inc.

890

(22,820)

W&T Offshore, Inc.

3,630

(123,819)

Exelon Corp.

310

(25,194)

Nabors Industries Ltd.*

4,270

(144,198)

AES Corp.*

1,790

(29,839)

BJ Services Co.

7,720

(220,097)

Northeast Utilities

1,280

(31,411)

Oneok, Inc.

960

(42,845)

Total Energy

(1,272,537)

Great Plains Energy, Inc.

2,130

(52,505)

CONSUMER DISCRETIONARY (5.0)%

Atmos Energy Corp.

2,550

(65,025)

Office Depot, Inc.*

110

(1,215)

Consolidated Edison, Inc.

1,670

(66,299)

Jones Apparel Group, Inc.

170

(2,281)

Allegheny Energy, Inc.

1,400

(70,700)

Macy’s, Inc.

260

(5,996)

Equitable Resources, Inc.

1,520

(89,528)

KB Home

300

(7,419)

Ameren Corp.

2,050

(90,282)

JC Penney Co., Inc.

250

(9,427)

Pepco Holdings, Inc.

3,660

(90,475)

Career Education Corp.*

780

(9,922)

NiSource, Inc.

5,870

(101,199)

Apollo Group, Inc. — Class A*

240

(10,368)

Pinnacle West Capital Corp.

3,500

(122,780)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

55

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

OGE Energy Corp.

4,190

$

(130,602)

Warner Chilcott*

3,340

$

(60,120)

Aqua America, Inc.

8,300

(155,874)

Merck & Co., Inc.

1,610

(61,099)

Hawaiian Electric Industries, Inc.

8,390

(200,269)

Omnicare, Inc.

3,560

(64,650)

Total Utilities

(1,400,271)

Allergan, Inc.

1,330

(74,999)

INFORMATION TECHNOLOGY (6.7)%

Bristol-Myers Squibb Co.

3,880

(82,644)

VeriFone Holdings, Inc.*

421

(6,693)

Celgene Corp.*

1,480

(90,709)

Marvell Technology Group Ltd.*

1,030

(11,206)

Abbott Laboratories

1,680

(92,652)

Google, Inc. — Class A*

30

(13,214)

Millennium

Riverbed Technology, Inc.*

950

(14,117)

Pharmaceuticals, Inc.*

6,120

(94,615)

EchoStar Corp. — Class A*

660

(19,496)

Boston Scientific Corp.*

7,570

(97,426)

Cognizant Technology

APP Pharmaceuticals, Inc.*

8,250

(99,660)

Solutions Corp. — Class A*

860

(24,794)

Tenet Healthcare Corp.*

20,290

(114,841)

National Instruments Corp.

990

(25,879)

Vertex Pharmaceuticals, Inc.*

5,360

(128,050)

BEA Systems, Inc.*

1,650

(31,598)

Gilead Sciences, Inc.*

2,520

(129,856)

QLogic Corp.*

2,560

(39,296)

Amgen, Inc.*

3,350

(139,963)

LSI Logic Corp.*

8,480

(41,976)

Johnson & Johnson

3,010

(195,259)

Novell, Inc.*

6,780

(42,646)

Total Health Care

(1,914,414)

Motorola, Inc.

4,590

(42,687)

INDUSTRIALS (7.2)%

Sanmina-SCI Corp.*

31,080

(50,350)

Fluor Corp.

30

(4,235)

Micron Technology, Inc.*

8,470

(50,566)

US Airways Group, Inc.*

820

(7,306)

Jabil Circuit, Inc.

5,560

(52,598)

Hubbell, Inc. — Class B

290

(12,670)

Activision, Inc.*

2,000

(54,620)

Trinity Industries, Inc.

530

(14,124)

Paychex, Inc.

1,770

(60,640)

YRC Worldwide, Inc.*

1,370

(17,974)

Lexmark International, Inc. —

Avis Budget Group, Inc.*

2,100

(22,302)

Class A*

2,160

(66,355)

ChoicePoint, Inc.*

530

(25,228)

Intel Corp.

3,550

(75,189)

UTi Worldwide, Inc.

1,460

(29,317)

Akamai Technologies, Inc.*

2,700

(76,032)

Monster Worldwide, Inc.*

1,300

(31,473)

Advanced Micro Devices, Inc.*

14,190

(83,579)

Brink’s Co.

550

(36,949)

Adobe Systems, Inc.*

2,400

(85,416)

Alexander & Baldwin, Inc.

880

(37,910)

Acxiom Corp.

7,870

(93,417)

Dun & Bradstreet Corp.

470

(38,249)

Tech Data Corp.*

2,860

(93,808)

Graco, Inc.

1,090

(39,523)

Unisys Corp.*

21,380

(94,713)

HNI Corp.

1,730

(46,520)

NetApp, Inc.*

5,510

(110,476)

Fastenal Co.

1,020

(46,849)

Salesforce.com, Inc.*

1,980

(114,583)

WESCO International, Inc.*

1,330

(48,532)

Electronic Arts, Inc.*

3,320

(165,734)

FedEx Corp.

540

(50,042)

JDS Uniphase Corp.*

15,480

(207,277)

Cintas Corp.

1,780

(50,801)

Total Information Technology

(1,848,955)

Rockwell Collins, Inc.

940

(53,721)

HEALTH CARE (7.0)%

Corporate Executive Board Co.

1,420

(57,482)

PDL BioPharma, Inc.*

370

(3,918)

CH Robinson Worldwide, Inc.

1,200

(65,280)

Mylan, Inc.

880

(10,208)

Tyco International Ltd.

1,670

(73,563)

Health Management

Continental Airlines, Inc.*

3,830

(73,651)

Associates, Inc. — Class A*

2,830

(14,971)

Owens Corning, Inc.*

4,160

(75,421)

King Pharmaceuticals, Inc.*

2,180

(18,966)

Pitney Bowes, Inc.

2,180

(76,344)

Intuitive Surgical, Inc.*

60

(19,461)

General Electric Co.

2,310

(85,493)

Cooper Cos., Inc.

640

(22,035)

AMR Corp.*

9,700

(87,494)

Advanced Medical Optics, Inc.*

1,120

(22,736)

Robert Half International, Inc.

3,670

(94,466)

Varian Medical Systems, Inc.*

570

(26,699)

Masco Corp.

5,020

(99,547)

Sepracor, Inc.*

1,500

(29,280)

Expeditors International

Abraxis Bioscience/New, Inc.*

580

(34,266)

Washington, Inc.

3,780

(170,780)

Forest Laboratories, Inc.*

860

(34,409)

United Parcel Service, Inc. —

Amylin Pharmaceuticals, Inc.*

1,510

(44,107)

Class B

2,610

(190,582)

Hospira, Inc.*

1,100

(47,047)

Southwest Airlines Co.

17,650

(218,860)

CR Bard, Inc.

620

(59,768)

Total Industrials

(1,982,688)

56

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

FINANCIALS (12.0)%

Fifth Third Bancorp

2,590

$

(54,183)

Westamerica Bancorporation

40

$

(2,104)

Conseco, Inc.*

5,350

(54,570)

Nasdaq OMX Group*

60

(2,320)

Astoria Financial Corp.

2,090

(56,764)

CIT Group, Inc.

240

(2,844)

Lazard — Class A

1,490

(56,918)

CapitalSource, Inc.

470

(4,545)

Washington Mutual, Inc.

5,540

(57,062)

CME Group, Inc.

10

(4,691)

Bank of New York Mellon Corp.

1,370

(57,170)

Bear Stearns Cos., Inc.

460

(4,825)

Kimco Realty Corp.

1,560

(61,105)

Legg Mason, Inc.

90

(5,038)

Zions Bancorporation

1,370

(62,404)

State Street Corp.

100

(7,900)

Capital One Financial Corp.

1,360

(66,939)

PMI Group, Inc.

1,740

(10,127)

Popular, Inc.

6,130

(71,476)

Merrill Lynch & Co., Inc.

270

(11,000)

Allied Capital Corp.

3,970

(73,167)

First Marblehead Corp.

1,480

(11,041)

Ventas, Inc.

1,760

(79,042)

BRE Properties, Inc.

290

(13,212)

Leucadia National Corp.

1,780

(80,492)

Liberty Media Corp. - Capital*

850

(13,379)

Sovereign Bancorp, Inc.

8,770

(81,736)

iStar Financial, Inc.

1,040

(14,591)

Federal Realty Invs Trust

1,050

(81,848)

Citigroup, Inc.

760

(16,279)

NYSE Euronext

1,330

(82,074)

SEI Investments Co.

660

(16,295)

CB Richard Ellis Group, Inc. —

Old Republic International Corp.

1,300

(16,783)

Class A*

3,900

(84,396)

Forest City Enterprises, Inc. —

Macerich Co.

1,220

(85,729)

Class A

460

(16,928)

M&T Bank Corp.

1,120

(90,138)

First Horizon National Corp.

1,570

(21,996)

PartnerRe

1,200

(91,560)

XL Capital

770

(22,753)

Simon Property Group, Inc.

990

(91,981)

Essex Property Trust, Inc.

200

(22,796)

People’s United Financial, Inc.

5,480

(94,859)

Duke Realty Corp.

1,070

(24,407)

Regions Financial Corp.

5,280

(104,280)

National City Corp.

2,510

(24,975)

Moody’s Corp.

3,340

(116,332)

Arthur J Gallagher & Co.

1,070

(25,273)

HCP, Inc.

4,820

(162,964)

Federal National

Total Financials

(3,279,548)

Mortgage Association

1,010

(26,583)

Total Common Stocks Sold Short

Freddie Mac

1,060

(26,839)

(Proceeds $15,965,728)

(15,165,680)

Student Loan Corp.

280

(27,692)

Whitney Holding Corp.

1,170

(29,004)

CONTRACTS

Colonial BancGroup, Inc.

3,040

(29,275)

CBL & Associates

OPTIONS WRITTEN (1.3)%

Properties, Inc.

1,390

(32,707)

Call Options on:

Capitol Federal Financial

920

(34,482)

April 2008 S&P 500 Index

Webster Financial Corp.

1,270

(35,395)

Futures Contracts

First American Corp.

1,060

(35,976)

Expiring April 2008

UDR, Inc.

1,510

(37,025)

with strike price of 1260

19

(348,175)

Cincinnati Financial Corp.

1,060

(40,322)

Total Options Written

Kilroy Realty Corp.

850

(41,744)

(Premiums Received $394,178)

(348,175)

Regency Centers Corp.

650

(42,094)

Other Assets in Excess

Brown & Brown, Inc.

2,440

(42,407)

of Liabilities – 59.1%

$16,217,604

Liberty Property Trust

1,370

(42,621)

Net Assets – 100.0%

$27,441,778

Developers

Diversified Realty Corp.

1,020

(42,718)

UNREALIZED

GAIN

Everest Re Group

510

(45,660)

CONTRACTS

(NOTE 1)

Huntington Bancshares, Inc.

4,300

(46,225)

Endurance

FUTURES CONTRACTS PURCHASED

Specialty Holdings Ltd.

1,310

(47,946)

June 2008 S&P 500 Index

Brandywine Realty Trust

2,900

(49,184)

Mini Futures ContractsΔ

SLM Corp.*

3,300

(50,655)

(Aggregate Market Value of

AvalonBay Communities, Inc.

530

(51,156)

Contracts $10,511,888)

159

$

86,072

New York

Community Bancorp, Inc.

2,920

(53,202)

Franklin Resources, Inc.

550

(53,345)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

57

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

HEDGED EQUITY FUND

UNREALIZED

GAIN

CONTRACTS

(NOTE 1)

June 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $1,925,000)

28

$

42,848

June 2008 S&P MidCap 400 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $1,405,620)

18

38,026

June 2008 Nikkei-225 Stock Average

Index Futures Contracts

(Aggregate Market Value of

Contracts $2,156,450)

34

34,926

(Total Aggregate Market Value of

Contracts $15,998,958)

$

201,872

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008 -— See Note 9.

Δ

All or a portion of this security is pledged as short security collateral at March 31, 2008.

ADR—American Depository Receipt.

REIT—Real Estate Investment Trust.

58

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

INTERNATIONAL ROTATION FUND

MARKET

UNREALIZED

VALUE

GAIN (LOSS)

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

EXCHANGE TRADED FUNDS 40.6%

FUTURES CONTRACTS PURCHASED

iShares MSCI Australia

April 2008 IBEX 35 Index

Index Fund

183,100

$

4,716,656

Futures Contracts

Vanguard European ETF

41,700

2,865,624

(Aggregate Market Value of

iShares MSCI Belgium

Contracts $2,087,357)

10

$

9,329

Index Fund

102,500

2,429,250

April 2008 Hang Seng Index

iShares MSCI Pacific ex-Japan

Futures Contracts

Index Fund

17,500

2,372,650

(Aggregate Market Value of

iShares MSCI Sweden

Contracts $2,034,190)

14

9,064

Index Fund

5,500

165,275

June 2008 Toronto Stock Exchange

Total Exchange Traded Funds

60 Index Futures Contracts

(Cost $13,494,447)

12,549,455

(Aggregate Market Value of

Contracts $6,593,669)

43

(24,435)

FACE

June 2008 S&P/MIB Index

AMOUNT

Futures Contracts

(Aggregate Market Value of

REPURCHASE AGREEMENTS 54.3%

Contracts $7,031,017)

29

(214,062)

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

(Total Aggregate Market Value of

issued 03/31/08 at 1.30%

Contracts $17,746,233)

$

(220,104)

due 04/01/08

$9,626,781

9,626,781

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

5,120,556

5,120,556

Morgan Stanley

issued 03/31/08 at 1.35%

due 04/01/08

2,005,579

2,005,579

Total Repurchase Agreements

(Cost $16,752,916)

16,752,916

Total Investments 94.9%

(Cost $30,247,363)

$29,302,371

Other Assets in Excess

of Liabilities – 5.1%

$

1,559,321

Net Assets – 100.0%

$30,861,692

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FOREIGN CURRENCY FUTURES

CONTRACTS PURCHASED

June 2008 Euro Currency

Futures Contracts

(Aggregate Market Value of

Contracts $8,849,250)

45

$

246,985

June 2008 Canadian Dollar

Currency Futures Contracts

(Aggregate Market Value of

Contracts $6,319,950)

65

(187,325)

(Total Aggregate Market Value

of Contracts $15,169,200)

$

59,660

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

59

SCHEDULE OF INVESTMENTS

March 31, 2008

MANAGED FUTURES STRATEGY FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

EXCHANGE TRADED FUNDS 3.5%

Swedish Export Credit Corp.,

PowerShares DB Energy Fund

154,241

$

6,024,654

S&P Diversified Trends

PowerShares DB

Indicator Total Return

Agriculture Fund†

92,094

3,356,826

Linked Notes 3.07%

iShares Lehman 20+ Year

due 05/23/08

$10,000,000

$

12,984,333

Treasury Bond Fund†

26,728

2,562,948

Swedish Export Credit Corp.,

iShares Lehman 7-10 Year

S&P Diversified Trends

Treasury Bond Fund†

27,758

2,545,131

Indicator Total Return

PowerShares DB Base

Linked Notes 3.16%

Metals Fund†

63,516

1,601,238

due 11/17/08

10,000,000

12,499,622

PowerShares DB Precious

Swedish Export Credit Corp.,

Metals Fund

46,927

1,595,049

S&P Diversified Trends

Total Exchange Traded Funds

Indicator Total Return

(Cost $18,074,894)

17,685,846

Linked Notes 2.87%

due 12/22/08

10,000,000

12,153,291

CURRENCY TRUSTSΔ 2.0%

Merrill Lynch & Co.,

CurrencyShares Euro Trust†

28,088

4,446,050

S&P Diversified Trends

CurrencyShares

Indicator Price Return

Japanese Yen Trust*†

40,768

4,086,584

Linked Notes 2.87%

CurrencyShares

due 06/13/08

9,000,000

11,824,060

Swiss Franc Trust

6,790

685,451

Goldman Sachs Group, Inc.,

CurrencyShares

S&P Diversified Trends

Australian Dollar Trust

7,190

660,617

Indicator Total Return

CurrencyShares

Linked Notes 2.58%

Canadian Dollar Trust†

3,350

327,228

due 03/26/09

12,000,000

11,119,995

Total Exchange Traded Trusts

Swedish Export Credit Corp.,

(Cost $10,272,709)

10,205,930

S&P Diversified Trends

Indicator Total Return

FACE

Linked Notes 3.95%

AMOUNT

due 07/25/08

7,000,000

8,910,531

Swedish Export Credit Corp.,

STRUCTURED NOTES†† 31.5%

S&P Diversified Trends

Exportfinans, S&P Diversified

Indicator Total Return

Trends Indicator Total Return

Linked Notes 4.49%

Linked Notes 4.06%

due 04/17/08

5,000,000

6,597,396

due 01/26/09

$22,000,000

24,619,601

Total Structured Notes

Goldman Sachs Group, Inc.,

(Cost $140,000,000)

156,572,671

S&P Diversified Trends

Indicator Total Return

REPURCHASE AGREEMENTS 60.0%

Linked Notes 3.07%

Repurchase Agreements (Note 5)

due 02/17/09

20,000,000

22,078,228

Mizuho Financial Group, Inc.

Swedish Export Credit Corp.,

issued 03/31/08 at 1.30%

S&P Diversified Trends

due 04/01/08

171,455,383

171,455,383

Indicator Total Return

Lehman Brothers Holdings, Inc.

Linked Notes 3.00%

issued 03/31/08 at 1.15%

due 03/16/09

20,000,000

19,460,083

due 04/01/08

91,198,378

91,198,378

Merrill Lynch & Co.,

Morgan Stanley

S&P Diversified Trends

issued 03/31/08 at 1.35%

Indicator Price Return

due 04/01/08

35,719,871

35,719,871

Linked Notes 2.87%

due 03/16/09

15,000,000

14,325,531

Total Repurchase Agreements

(Cost $298,373,632)

298,373,632

60

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

MANAGED FUTURES STRATEGY FUND

MARKET

VALUE

SHARES

(NOTE 1)

SECURITIES LENDING COLLATERAL 2.1%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 9)

10,274,354

$

10,274,354

Total Securities Lending Collateral

(Cost $10,274,354)

10,274,354

Total Long Securities 99.1%

(Cost $476,995,589)

$ 493,112,433

CURRENCY TRUST SOLD SHORT (0.2)%

CurrencyShares British

Pound Sterling Trust Δ

5,000

(996,350)

Total Exchange Traded Trust Sold Short

(Proceeds $1,011,031)

(996,350)

Other Assets in Excess

of Liabilities – 1.1%

$

5,305,553

Net Assets – 100.0%

$ 497,421,636

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008 — See Note 9.

††

Structured Notes are leveraged, providing an exposure to the underlying benchmark of three times the face amount. The total exposure to the return would be $72,000,000 and $348,000,000 for the S&P Diversified Trends Indicator Price Return and the

S&P Diversified Trends Indicator Total Return, respectively, as of March 31, 2008 — See Note 2.

Δ

Affiliated Trusts.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

61

SCHEDULE OF INVESTMENTS

March 31, 2008

REAL ESTATE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.1%

Apartment Investment &

Management Co. — Class A

6,390

$

228,826

REAL ESTATE INVESTMENT TRUSTS (REITS) 90.2%

Essex Property Trust, Inc.†

1,971

224,655

DIVERSIFIED REITS 6.9%

Camden Property Trust†

4,240

212,848

Vornado Realty Trust†

5,071

$

437,171

BRE Properties, Inc. — Class A†

4,426

201,649

Liberty Property Trust

6,977

217,054

Post Properties, Inc.†

4,397

169,812

Washington Real Estate

Home Properties, Inc.†

3,307

158,703

Investment Trust

4,837

161,652

Mid-America Apartment

Cousins Properties, Inc.†

5,867

144,974

Communities, Inc.†

2,922

145,632

PS Business Parks, Inc.

2,590

134,421

Equity Lifestyle Properties, Inc.†

2,847

140,556

Colonial Properties Trust†

5,491

132,059

American Campus Communities,

Gramercy Capital Corp./New York†

4,544

95,106

Inc.†

3,760

102,874

Total Diversified REITs

1,322,437

Total Residential REITs

2,614,166

INDUSTRIAL REITS 6.3%

RETAIL REITS 22.3%

ProLogis†

8,041

473,293

Simon Property Group, Inc.†

6,238

579,573

AMB Property Corp.†

5,182

282,004

KIMCO Realty Corp.†

10,699

419,080

DCT Industrial Trust, Inc.†

16,510

164,440

General Growth Properties, Inc.†

10,269

391,968

First Industrial Realty Trust, Inc.†

4,422

136,596

Developers Diversified Realty

Eastgroup Properties, Inc.†

2,830

131,482

Corp.†

7,149

299,400

Total Industrial REITs

1,187,815

Macerich Co.†

4,088

287,264

MORTGAGE REITS 3.9%

Federal Realty Investment Trust†

3,525

274,774

Annaly Capital Management, Inc.†

17,239

264,101

Regency Centers Corp.

4,183

270,891

Redwood Trust, Inc.†

3,730

135,585

Weingarten Realty Investors†

6,413

220,864

CapitalSource, Inc.†

13,727

132,740

Taubman Centers, Inc.†

3,977

207,202

iStar Financial, Inc.†

8,939

125,414

Realty Income Corp.†

7,954

203,781

MFA Mortgage Investments, Inc.†

13,374

84,256

Equity One, Inc.†

6,969

167,047

Thornburg Mortgage, Inc.†

14,519

15,390

Alexander’s, Inc.*

460

163,070

CBL & Associates Properties, Inc.†

6,430

151,298

Total Mortgage REITs

757,486

National Retail Properties, Inc.†

6,841

150,844

OFFICE REITS 14.8%

Tanger Factory Outlet Centers,

Boston Properties, Inc.†

4,345

400,044

Inc.†

3,566

137,184

SL Green Realty Corp.†

3,135

255,408

Inland Real Estate Corp.†

8,340

126,851

Duke Realty Corp.

9,728

221,896

Pennsylvania Real Estate Investment

Mack-Cali Realty Corp.

5,666

202,333

Trust†

4,801

117,096

Alexandria Real Estate Equities,

Acadia Realty Trust†

4,440

107,226

Inc.†

2,159

200,182

Total Retail REITs

4,275,413

Douglas Emmett, Inc.

8,426

185,878

Digital Realty Trust, Inc.†

5,143

182,576

SPECIALIZED REITS 22.5%

Highwoods Properties, Inc.†

5,379

167,125

Public Storage, Inc.†

5,730

507,793

Corporate Office Properties Trust

Host Hotels & Resorts, Inc.†

21,160

336,867

SBI†

4,939

166,000

HCP, Inc.†

9,830

332,352

BioMed Realty Trust, Inc.†

6,489

155,022

Plum Creek Timber Co., Inc. (REIT)†

7,638

310,867

Kilroy Realty Corp.

3,038

149,196

Ventas, Inc.†

6,669

299,505

Brandywine Realty Trust†

8,536

144,771

Health Care REIT, Inc.†

5,222

235,669

HRPT Properties Trust†

20,572

138,450

Rayonier, Inc.

5,139

223,238

American Financial Realty Trust†

14,963

118,806

Hospitality Properties Trust†

6,528

222,083

Lexington Realty Trust†

8,030

115,712

Nationwide Health Properties, Inc.†

6,335

213,806

Maguire Properties, Inc.†

4,900

70,119

Senior Housing Properties Trust

7,683

182,087

Potlatch Corp.

3,670

151,461

Total Office REITs

2,873,518

Entertainment Properties Trust†

2,904

143,254

RESIDENTIAL REITS 13.5%

Healthcare Realty Trust, Inc.†

5,427

141,916

Equity Residential†

10,687

443,404

Omega Healthcare Investors, Inc.†

7,788
135,200

AvalonBay Communities, Inc.†

3,607

348,148

Extra Space Storage, Inc.†

8,343

135,073

UDR, Inc.†

9,668

237,059

LaSalle Hotel Properties†

4,437

127,475

62

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

REAL ESTATE FUND

MARKET

VALUE

SHARES

(NOTE 1)

Sovran Self Storage, Inc.†

2,910

$

124,286

DiamondRock Hospitality Co.†

9,807

124,255

Strategic Hotels & Resorts, Inc.

8,600

112,918

Sunstone Hotel Investors, Inc.†

7,050

112,870

Ashford Hospitality Trust, Inc.†

17,150

97,412

FelCor Lodging Trust, Inc.†

8,021

96,493

Total Specialized REITs

4,366,880

Total REITs

17,397,715

REAL ESTATE MANAGEMENT & DEVELOPMENT 8.9%

Brookfield Asset Management,

Inc. — Class A

16,065

431,024

Brookfield Properties Corp.

17,570

339,277

CB Richard Ellis Group, Inc. —

Class A*

13,591

294,109

The St. Joe Co.†

5,766

247,534

Jones Lang LaSalle, Inc.†

2,840

219,646

Forest City Enterprises, Inc. —

Class A

5,466

201,149

Total Real Estate Management &

Development

1,732,739

Total Common Stocks

(Cost $17,316,698)

19,130,454

FACE

AMOUNT

REPURCHASE AGREEMENT 0.3%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

$52,432

52,432

Total Repurchase Agreement

(Cost $52,432)

52,432

SHARES

SECURITIES LENDING COLLATERAL 30.8%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

5,947,121

5,947,121

Total Securities Lending Collateral

(Cost $5,947,121)

5,947,121

Total Investments 130.2%

(Cost $23,316,251)

$25,130,007

Liabilities in Excess of

Other Assets – (30.2)%

$ (5,833,832)

Net Assets – 100.0%

$19,296,175

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008 — See Note 9.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

63

SCHEDULE OF INVESTMENTS

March 31, 2008

STRENGTHENING DOLLAR 2x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 70.9%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$15,464,621

$15,464,621

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

8,225,746

8,225,746

Morgan Stanley issued 03/31/08

at 1.35% due 04/01/08

3,221,796

3,221,796

Total Repurchase Agreements

(Cost $26,912,163)

26,912,163

Total Investments 70.9%

(Cost $26,912,163)

$26,912,163

Other Assets in Excess

of Liabilities – 29.1%

$11,024,885

Net Assets – 100.0%

$37,937,048

UNREALIZED

LOSS

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

June 2008 U.S. Dollar Index

Futures Contracts

(Aggregate Market Value of

Contracts $21,577,335)

299

$

(148,503)

UNITS

CURRENCY INDEX SWAP AGREEMENT

May 2008 U.S. Dollar Index Swap,

Terminating 05/30/08*

(Notional Market

Value $54,396,421)

754,880

$ (1,848,192)

*

Price Return based on U.S. Dollar Index +/- financing at a variable rate.

64

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

WEAKENING DOLLAR 2x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 66.6%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30%

due 04/01/08

$56,490,656

$

56,490,656

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

30,047,795

30,047,795

Morgan Stanley issued

03/31/08 at 1.35%

due 04/01/08

11,768,886

11,768,886

Total Repurchase Agreements

(Cost $98,307,337)

98,307,337

Total Investments 66.6%

(Cost $98,307,337)

$

98,307,337

Other Assets in Excess

of Liabilities – 33.4%

$

49,312,613

Net Assets – 100.0%

$ 147,619,950

UNREALIZED

GAIN

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS

SOLD SHORT

June 2008 U.S. Dollar Index

Futures Contracts

(Aggregate Market Value of

Contracts $59,969,115)

831

$

1,000,697

UNITS

CURRENCY INDEX SWAP AGREEMENT

SOLD SHORT

May 2008 U.S. Dollar Index Swap,

Terminating 05/30/08*

(Notional Market

Value $234,788,489)

3,258,250

$

12,069,644

*

Price Return based on U.S. Dollar Index +/- financing at a variable rate.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

65

STATEMENTS OF ASSETS AND LIABILITIES

Absolute

Alternative

Multi-Cap

Sector

Return

Strategies

Core Equity

Rotation

Strategies

Allocation

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$39,326,605

$424,311,051

$198,850,546

$4,906,196

Repurchase Agreements*

2,108,552

27,275,144

22,719,632

157,148

Segregated Cash with Broker

122,400

—

52,125,250

—

Deposits with Brokers for Securities Sold Short

—

—

97,791,377

—

Receivable for Currency Index Swap Settlement

—

—

—

—

Variation Margin on Futures Contracts

—

—

—

—

Receivable for Securities Sold

—

—

15,188,598

—

Receivable for Fund Shares Sold

26,420

307,938

157,017

221,999

Investment Income Receivable

56,537

590,090

438,474

5

Other Receivables

58,080

—

—

—

Total Assets

41,698,594

452,484,223

387,270,894

5,285,348

LIABILITIES

Short Sales at Market Value**

—

—

91,283,510

—

Written Options at Market Value***

—

—

2,180,675

—

Payable for Currency Index Swap Settlement

—

—

—

—

Variation Margin on Futures Contracts

15,115

—

4,455

—

Payable upon Return of Securities Loaned

9,136,749

108,278,629

39,871,120

—

Payable for Securities Purchased

—

—

14,543,807

117,059

Payable for Fund Shares Redeemed

45,999

409,080

477,134

1,911

Investment Advisory Fees Payable

6,885

246,201

225,977

—

Transfer Agent and Administrative Fees Payable

6,166

68,389

—

—

Distribution and Service Fees Payable

6,835

60,103

36,282

18

Portfolio Accounting Fees Payable

2,466

25,469

—

—

Custody Fees Payable

745

8,441

—

—

Short Sales Dividends Payable

—

—

114,466

—

Other Liabilities

18,790

155,633

—

—

Total Liabilities

9,239,750

109,251,945

148,737,426

118,988

NET ASSETS

$32,458,844

$343,232,278

$238,533,468

$5,166,360

NET ASSETS CONSIST OF

Paid-In Capital

35,270,391

361,859,201

257,255,215

5,196,754

Undistributed Net Investment Income (Loss)

—

—

710,510

247

Accumulated Net Realized Gain (Loss) on Investments

and Futures Contracts

(2,513,296)

(42,063,204)

(22,532,404)

—

Net Unrealized Appreciation (Depreciation) on

Investments and Futures Contracts

(298,251)

23,436,281

3,100,147

(30,641)

NET ASSETS

$32,458,844

$343,232,278

$238,533,468

$5,166,360

A-Class

$

3,361,170

$

49,147,943

$

42,193,242

$1,120,617

C-Class

15,905,945

115,135,562

54,857,257

152,318

H-Class

13,191,729

178,948,773

141,482,969

3,893,425

SHARES OUTSTANDING

A-Class

285,000

3,653,986

1,714,574

45,109

C-Class

1,427,677

8,963,448

2,273,078

6,135

H-Class

1,118,646

13,265,093

5,745,289

156,742

NET ASSET VALUES

A-Class

$11.79

$13.45

$24.61

$24.84

A-Class Maximum Offering Price†

12.38

14.12

25.84

26.08

C-Class

11.14

12.85

24.13

24.83

H-Class

11.79

13.49

24.63

24.84

* The cost of investments is $41,719,028, $428,149,914, $226,650,068, $5,093,985, $147,277,637, $27,533,864, $30,247,363, $476,995,589,

$23,316,251, $26,912,163 and $98,307,337, respectively.

** The proceeds from short sales are $0, $0, $97,792,284, $0, $0, $15,965,728, $0, $1,011,031, $0, $0, and $0, respectively.

*** The premiums received for Written Options at Market Value are $0, $0, $2,468,798, $0, $0, $394,178, $0, $0, 0, $0, and $0, respectively.

† Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

66

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

March 31, 2008

Managed

Strengthening

Weakening

Commodities

Hedged

International

Futures

Dollar 2x

Dollar 2x

Strategy

Equity

Rotation

Strategy

Real Estate

Strategy

Strategy

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

74,408,450

$23,907,824

$12,549,455

$194,738,801

$25,077,575

$

—

$

—

86,251,756

2,830,205

16,752,916

298,373,632

52,432

26,912,163

98,307,337

—

2,941,493

1,615,122

3,605,450

—

11,772,338

37,708,191

—

15,965,220

—

1,011,031

—

—

—

—

—

—

—

—

—

12,112,415

—

36,810

8,782

—

—

—

27,200

5,999,634

1,503,059

—

—

—

—

—

866,685

25,605

12,936

11,248,433

992,695

5,559,655

1,258,794

310,901

76,626

587

534,708

85,048

942

3,441

—

33,656

—

—

—

—

—

167,837,426

47,320,498

30,939,798

509,512,055

26,207,750

44,245,098

149,417,378

—

15,165,680

—

996,350

—

—

—

—

348,175

—

—

—

—

—

—

—

—

—

—

2,838,520

—

—

—

25,054

—

—

67,585

51,420

5,673,000

2,828,047

—

10,274,354

5,947,121

—

—

6,544,908

1,475,433

—

—

470,626

—

—

1,179,146

12,093

9,310

203,184

472,808

3,348,445

1,503,752

61,496

26,851

21,469

321,968

8,144

23,990

107,245

36,035

—

5,964

89,435

2,395

6,664

29,790

18,535

3,869

3,586

53,846

1,840

4,033

19,712

14,414

—

2,385

31,783

958

2,666

11,916

4,324

—

716

10,732

287

800

3,575

—

18,572

—

—

—

—

—

46,795

—

9,622

108,767

7,396

15,347

70,018

13,578,653

19,878,720

78,106

12,090,419

6,911,575

6,308,050

1,797,428

$154,258,773

$27,441,778

$30,861,692

$497,421,636

$19,296,175

$37,937,048

$147,619,950

142,151,429

31,962,788

35,844,245

468,919,391

21,852,444

44,132,401

136,494,968

1,407,429

32,482

(2,502,568)

3,663,430

—

(1,856,737)

3,520,639

(2,682,654)

(4,805,580)

(1,374,549)

8,707,290

(4,370,025)

(2,341,921)

(5,465,998)

13,382,569

252,088

(1,105,436)

16,131,525

1,813,756

(1,996,695)

13,070,341

$154,258,773

$27,441,778

$30,861,692

$497,421,636

$19,296,175

$37,937,048

$147,619,950

$

18,579,374

$

5,552,670

$13,482,956

$128,744,282

$

2,865,597

$

2,795,418

$

22,148,424

10,793,145

5,226,350

3,603,357

46,004,597

2,290,140

6,131,097

21,604,215

124,886,254

16,662,758

13,775,379

322,672,757

14,140,438

29,010,533

103,867,311

568,506

242,486

588,117

4,555,784

88,386

140,858

756,789

337,691

232,738

157,792

1,640,684

72,848

315,695

757,336

3,823,410

727,388

600,585

11,418,121

436,474

1,463,116

3,550,726

$32.68

$22.90

$22.93

$28.26

$32.42

$19.85

$29.27

34.31

24.04

24.07

29.67

34.04

20.84

30.73

31.96

22.46

22.84

28.04

31.44

19.42

28.53

32.66

22.91

22.94

28.26

32.40

19.83

29.25

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

67

STATEMENTS OF OPERATIONS

Absolute

Alternative

Multi-Cap

Sector

Return

Strategies

Core Equity

Rotation

Strategies

Allocation

Fund

Fund

Fund

Fund***

INVESTMENT INCOME

Interest†

$

25,131

$

258,405

$

9,221,290

$

267

Income from Securities Lending, net

47,322

419,584

237,032

—

Dividends from Affiliated Funds

—

—

—

—

Dividends, Net of Foreign Tax Withheld*

968,681

5,063,818

3,095,109

—

Total Income

1,041,134

5,741,807

12,553,431

267

EXPENSES

Investment Advisory Fees

252,988

3,307,989

3,474,786

—

Transfer Agent and Administrative Fees

143,282

918,886

—

—

Distribution & Service Fees:

A-Class

10,456

120,530

122,415

—

C-Class

248,389

1,243,218

612,975

20

H-Class

70,728

487,550

479,730

—

Portfolio Accounting Fees

57,313

338,006

—

—

Short Sales Dividend Expense

—

—

1,679,601

—

Trustees’ Fees**

5,965

31,393

—

—

Custody Fees

24,285

110,796

—

—

Miscellaneous

72,889

466,591

—

—

Total Expenses

886,295

7,024,959

6,369,507

20

Less Expenses Waived by Advisor

—

—

—

—

Net Expenses

886,295

7,024,959

6,369,507

20

Net Investment Income (Loss)

154,839

(1,283,152)

6,183,924

247

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

1,774,775

(23,253,004)

(13,249,170)

—

Credit Default/Currency Index Swaps

—

—

(3,494,599)

—

Futures Contracts

(47,627)

—

(4,774,234)

—

Securities Sold Short

—

—

6,835,508

—

Total Net Realized Gain (Loss)

1,727,148

(23,253,004)

(14,682,495)

—

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(9,448,352)

1,680,010

(11,752,198)

(30,641)

Credit Default/Currency Index Swaps

—

—

(147,473)

—

Futures Contracts

(38,390)

—

(468,269)

—

Securities Sold Short

—

—

8,307,009

—

Net Change in Unrealized Appreciation (Depreciation)

(9,486,742)

1,680,010

(4,060,931)

(30,641)

Net Gain (Loss) on Investments

(7,759,594)

(21,572,994)

(18,743,426)

(30,641)

Net Increase (Decrease) in Net Assets

from Operations

$(7,604,755)

$(22,856,146)

$ (12,559,502)

$ (30,394)

* Foreign tax withheld of $0, $134,721, $30,329, $0, $0, $6,667, $0, $0, $2,016, $0 and $0, respectively.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

*** Since commencement of operations: August 31, 2007 – International Rotation Fund; March 7, 2008 – Alternative Strategies Allocation Fund.

† Includes rebate income on proceeds for securities sold short of $0, $0, $3,953,232, $0, $0, $757,531, $0, $29,888, $0, $0 and, $0, respectively.

68

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Year Ended March 31, 2008

Managed

Strengthening

Weakening

Commodities

Hedged

International

Futures

Dollar 2x

Dollar 2x

Strategy

Equity

Rotation

Strategy

Real Estate

Strategy

Strategy

Fund

Fund

Fund***

Fund

Fund

Fund

Fund

$

2,849,884

$

1,547,809

$

297,632

$ 7,784,725

$

2,404

$ 1,250,912

$

6,223,907

43,839

40,971

—

26,014

27,294

—

—

—

—

—

93,893

—

—

—

—

484,322

525,895

67,109

538,521

—

—

2,893,723

2,073,102

823,527

7,971,741

568,219

1,250,912

6,223,907

638,517

512,329

142,655

1,834,381

156,793

277,097

1,361,166

212,839

—

39,626

509,550

46,116

76,971

378,102

31,342

16,974

16,091

128,725

11,389

7,605

65,491

77,547

73,658

22,473

161,258

28,483

36,099

177,312

162,107

75,988

17,917

340,510

27,606

60,342

268,283

85,136

—

15,851

197,258

18,446

30,789

151,241

—

280,807

—

53,123

—

—

—

6,084

—

798

13,395

2,758

2,455

13,912

23,013

—

5,811

54,482

6,992

8,097

39,495

110,056

—

33,278

379,405

24,555

39,661

197,714

1,346,641

959,756

294,500

3,672,087

323,138

539,116

2,652,716

(273,842)

—

—

—

—

—

—

1,072,799

959,756

294,500

3,672,087

323,138

539,116

2,652,716

1,820,924

1,113,346

529,027

4,299,654

245,081

711,796

3,571,191

10,545,767

1,064,498

(2,000,724)

9,237,921

688,587

—

—

—

—

—

—

—

(6,250,139)

26,704,988

—

(2,533,303)

(1,599,031)

—

—

(1,601,936)

382,060

(11,700)

(2,075,373)

—

(71,796)

—

—

—

10,534,067

(3,544,178)

(3,599,755)

9,166,125

688,587

(7,852,075)

27,087,048

9,210,448

(2,554,193)

(944,992)

15,921,976

(6,818,462)

—

—

—

—

—

—

—

(1,602,437)

7,814,393

—

(211,111)

(160,444)

—

—

(148,503)

1,000,697

—

1,744,487

—

14,681

—

—

—

9,210,448

(1,020,817)

(1,105,436)

15,936,657

(6,818,462)

(1,750,940)

8,815,090

19,744,515

(4,564,995)

(4,705,191)

25,102,782

(6,129,875)

(9,603,015)

35,902,138

$21,565,439

$ (3,451,649)

$(4,176,164)

$29,402,436

$(5,884,794)

$(8,891,219)

$39,473,329

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

69

STATEMENTS OF CHANGES IN NET ASSETS

Multi-Cap

Sector Rotation

Core Equity Fund

Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

154,839

$

(75,714)

$

(1,283,152)

$

(1,406,754)

Net Realized Gain (Loss) on Investments

1,727,148

9,554,278

(23,253,004)

18,858,466

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(9,486,742)

(4,181,238)

1,680,010

(24,045,159)

Net Increase (Decrease) in Net Assets from Operations

(7,604,755)

5,297,326

(22,856,146)

(6,593,447)

Distributions to Shareholders from:

Net Investment Income

A-Class

(3,504)

—

—

—

C-Class

(24,471)

—

—

—

H-Class

(22,326)

—

—

—

Realized Gain on Investments

A-Class

(582,465)

(430,763)

(2,965,934)

(1,452,079)

C-Class

(4,017,324)

(2,032,560)

(7,784,003)

(4,158,598)

H-Class

(3,710,898)

(2,277,933)

(15,425,954)

(5,156,754)

Total Distributions to Shareholders

(8,360,988)

(4,741,256)

(26,175,891)

(10,767,431)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

2,764,650

8,596,605

38,627,448

40,385,537

C-Class

8,439,215

14,564,231

44,066,197

77,398,670

H-Class

6,611,755

44,609,359

278,158,887

234,141,195

Redemption Fees Collected

A-Class

1,097

927

26,493

3,010

C-Class

6,533

4,551

66,027

8,847

H-Class

7,492

5,981

114,836

10,823

Value of Shares Purchased through Dividend Reinvestment

A-Class

581,390

406,755

2,702,394

1,347,139

C-Class

3,744,401

1,884,763

7,259,013

3,893,664

H-Class

3,211,062

2,162,556

14,155,545

4,624,777

Cost of Shares Redeemed

A-Class

(4,536,301)

(6,474,290)

(27,230,934)

(31,973,220)

C-Class

(18,623,553)

(17,530,668)

(46,959,917)

(78,313,103)

H-Class

(31,206,054)

(58,746,321)

(217,722,031)

(329,871,105)

Net Increase (Decrease) in Net Assets From

Share Transactions

(28,998,313)

(10,515,551)

93,263,958

(78,343,766)

Net Increase (Decrease) in Net Assets

(44,964,056)

(9,959,481)

44,231,921

(95,704,644)

NET ASSETS—BEGINNING OF PERIOD

77,422,900

87,382,381

299,000,357

394,705,001

NET ASSETS—END OF PERIOD

$ 32,458,844

$ 77,422,900

$343,232,278

$ 299,000,357

Undistributed Net Investment Income —

End of Period

$

—

$

—

$

—

$

—

* Since commencement of operations: March 7, 2008.

70

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Absolute Return

Alternative Strategies

Commodities

Strategies Fund

Allocation Fund

Strategy Fund

Hedged Equity Fund

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008*

2008

2007

2008

2007

$

6,183,924

$

4,590,203

$

247

$

1,820,924

$

1,344,467

$

1,113,346

$

1,085,188

(14,682,495)

(120,942)

—

10,534,067

(13,679,514)

(3,544,178)

317,869

(4,060,931)

6,764,082

(30,641)

9,210,448

3,020,659

(1,020,817)

874,283

(12,559,502)

11,233,343

(30,394)

21,565,439

(9,314,388)

(3,451,649)

2,277,340

(1,619,281)

(478,245)

—

(109,198)

—

(256,063)

(82,622)

(1,944,242)

(500,457)

—

(74,170)

—

(264,730)

(158,396)

(5,952,339)

(2,121,298)

—

(267,525)

—

(1,297,480)

(538,983)

(175,613)

(273,932)

—

—

—

(7,986)

(82,314)

(210,855)

(286,655)

—

—

—

(8,257)

(157,806)

(645,538)

(1,215,050)

—

—

—

(40,467)

(536,976)

(10,547,868)

(4,875,637)

—

(450,893)

—

(1,874,983)

(1,557,097)

40,780,536

45,204,127

1,128,617

20,571,490

25,271,737

2,946,000

6,721,318

34,354,420

51,153,952

154,649

12,460,496

6,542,259

3,437,524

8,243,490

100,077,742

211,575,405

3,917,739

272,980,653

162,904,884

16,601,499

27,782,630

3,288

8,648

3

65,524

13,773

981

2,035

4,167

12,956

—

40,266

5,699

1,052

3,418

13,008

59,838

20

392,598

41,595

4,573

13,034

1,575,032

608,550

—

104,193

—

204,865

106,111

2,046,966

742,722

—

68,104

—

254,071

299,790

5,954,321

3,119,023

—

239,163

—

1,306,654

1,060,353

(38,116,726)

(10,745,745)

(898)

(16,044,064)

(23,638,576)

(3,858,525)

(1,552,398)

(24,156,055)

(12,164,964)

(1,900)

(8,184,148)

(5,859,323)

(5,887,950)

(3,262,974)

(126,906,668)

(73,860,896)

(1,476)

(198,501,063)

(148,923,479)

(26,587,232)

(17,741,890)

(4,369,969)

215,713,616

5,196,754

84,193,212

16,358,569

(11,576,488)

21,674,917

(27,477,339)

222,071,322

5,166,360

105,307,758

7,044,181

(16,903,120)

22,395,160

266,010,807

43,939,485

—

48,951,015

41,906,834

44,344,898

21,949,738

$ 238,533,468

$266,010,807

$5,166,360

$154,258,773

$

48,951,015

$ 27,441,778

$ 44,344,898

$

710,510

$

2,740,033

$

247

$

1,407,429

$

—

$

32,482

$

576,613

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

71

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

International Rotation

Managed Futures

Fund

Strategy Fund

Year

Year

Year

Ended

Ended

Ended

March 31,

March 31,

March 31,

2008*

2008

2007*

FROM OPERATIONS

Net Investment Income

$

529,027

$

4,299,654

$

92,846

Net Realized Gain (Loss) on Investments

(3,599,755)

9,166,125

1,145

Net Change in Unrealized Appreciation (Depreciation) on Investments

(1,105,436)

15,936,657

194,868

Net Increase (Decrease) in Net Assets from Operations

(4,176,164)

29,402,436

288,859

Distributions to Shareholders from:

Net Investment Income

A-Class

(270,789)

—

—

C-Class

(81,207)

—

—

H-Class

(153,426)

—

—

Realized Gain on Investments

A-Class

(159,929)

(7,011)

—

C-Class

(47,961)

(2,198)

—

H-Class

(90,614)

(17,515)

—

Total Distributions to Shareholders

(803,926)

(26,724)

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

23,067,035

117,885,098

23,528,217

C-Class

9,620,731

44,369,104

2,681,996

H-Class

34,841,686

307,063,434

55,688,299

Redemption Fees Collected

A-Class

14,179

30,370

550

C-Class

9,795

9,542

43

H-Class

43,318

79,960

1,029

Value of Shares Purchased through Dividend Reinvestment

A-Class

426,494

6,244

—

C-Class

127,790

2,079

—

H-Class

242,525

16,284

—

Cost of Shares Redeemed

A-Class

(7,500,179)

(20,213,507)

(23,195)

C-Class

(5,443,101)

(3,549,917)

—

H-Class

(19,608,491)

(49,792,127)

(10,026,438)

Net Increase (Decrease) in Net Assets From

Share Transactions

35,841,782

395,906,564

71,850,501

Net Increase (Decrease) in Net Assets

30,861,692

425,282,276

72,139,360

NET ASSETS—BEGINNING OF PERIOD

—

72,139,360

—

NET ASSETS—END OF PERIOD

$ 30,861,692

$497,421,636

$ 72,139,360

Undistributed Net Investment Income (Loss)—

End of Period

$

(2,502,568)

$

3,663,430

$

233

* Since commencement of operations: August 31, 2007 – International Rotation Fund; March 2, 2007 – Managed Futures Strategy Fund.

72

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Real Estate

Strengthening Dollar 2x

Weakening Dollar 2x

Fund

Strategy Fund

Strategy Fund

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

$

245,081

$

660,727

$

711,796

$

745,433

$

3,571,191

$

5,139,481

688,587

4,195,767

(7,852,075)

(1,616,102)

27,087,048

4,258,660

(6,818,462)

2,542,463

(1,750,940)

(365,238)

8,815,090

2,344,942

(5,884,794)

7,398,957

(8,891,219)

(1,235,907)

39,473,329

11,743,083

(19,151)

(31,044)

—

—

(4,162,016)

—

(19,174)

(29,562)

—

—

(3,293,861)

—

(29,207)

(333,111)

—

—

(19,472,969)

—

—

(21,055)

—

—

(2,766)

—

—

(20,040)

—

—

(2,190)

—

—

(225,942)

—

—

(12,945)

—

(67,532)

(660,754)

—

—

(26,946,747)

—

4,261,397

22,619,619

17,956,828

1,790,035

43,416,675

32,665,359

24,881,486

19,554,134

32,866,033

18,404,407

35,113,807

26,866,695

225,566,473

637,283,192

273,514,131

213,174,840

255,507,428

435,860,439

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

18,938

43,894

—

—

3,290,478

—

18,663

48,762

—

—

2,829,351

—

28,965

549,804

—

—

16,757,981

—

(9,310,916)

(14,318,312)

(13,972,483)

(1,758,708)

(48,841,856)

(15,126,440)

(27,239,102)

(18,440,310)

(28,379,029)

(16,631,133)

(31,865,100)

(17,640,979)

(233,291,275)

(667,278,849)

(249,841,075)

(207,190,328)

(287,257,877)

(386,840,467)

(15,065,371)

(19,938,066)

32,144,405

7,789,113

(11,049,113)

75,784,607

(21,017,697)

(13,199,863)

23,253,186

6,553,206

1,477,469

87,527,690

40,313,872

53,513,735

14,683,862

8,130,656

146,142,481

58,614,791

$

19,296,175

$

40,313,872

$

37,937,048

$

14,683,862

$147,619,950

$ 146,142,481

$

—

$

62,053

$

(1,856,737)

$

(338,691)

$

3,520,639

$

47,308

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

73

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net

Net Assets,

VALUE,

Investment

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

Multi-Cap Core Equity Fund A-Class

March 31, 2008

$17.05

$

.10

$ (2.58)

$ (2.48)

$ (.02)

$ (2.76)

$ (2.78)

$ —§

$ (5.26)

$11.79

(15.78)%

1.21%

0.64%

149%

$

3,361

March 31, 2007

16.72

.05

1.38

1.43

—

(1.10)

(1.10)

—§

.33

17.05

8.89%

1.32%

0.32%

138%

5,680

March 31, 2006

15.01

(.01)

2.59

2.58

—

(.87)

(.87)

—

1.71

16.72

17.55%

1.66%

(0.08)%

168%

3,079

March 31, 2005

14.44

.02

1.16

1.18

—

(.61)

(.61)

—

.57

15.01

8.16%

1.57%

0.16%

159%

906

March 31, 2004*

14.44

—

—

—

—

—

—

—

—

14.44

0.00%

0.00%**à

0.00%**

226%

1

Multi-Cap Core Equity Fund C-Class

March 31, 2008

16.39

(.02)

(2.45)

(2.47)

(.02)

(2.76)

(2.78)

—§

(5.25)

11.14

(16.39)%

1.97%

(0.13)%

149%

15,906

March 31, 2007

16.24

(.09)

1.34

1.25

—

(1.10)

(1.10)

—§

.15

16.39

8.03%

2.12%

(0.54)%

138%

30,181

March 31, 2006

14.71

(.13)

2.53

2.40

—

(.87)

(.87)

—

1.53

16.24

16.68%

2.40%

(0.87)%

168%

30,981

March 31, 2005

14.27

(.10)

1.15

1.05

—

(.61)

(.61)

—

.44

14.71

7.34%

2.31%

(0.71)%

159%

34,793

March 31, 2004

10.11

(.11)

4.38

4.27

—

(.11)

(.11)

—

4.16

14.27

42.29%

2.24%

(0.87)%

226%

23,811

Multi-Cap Core Equity Fund H-Class

March 31, 2008

17.04

0.09

(2.56)

(2.47)

(.02)

(2.76)

(2.78)

—§

(5.25)

11.79

(15.73)%

1.23%

0.57%

149%

13,192

March 31, 2007

16.72

.03

1.39

1.42

—

(1.10)

(1.10)

—§

.32

17.04

8.83%

1.38%

0.18%

138%

41,562

March 31, 2006

15.01

(.02)

2.60

2.58

—

(.87)

(.87)

—

1.71

16.72

17.55%

1.64%

(0.11)%

168%

53,323

March 31, 2005

14.44

—§

1.18

1.18

—

(.61)

(.61)

—

.57

15.01

8.16%

1.56%

0.03%

159%

51,139

March 31, 2004

10.15

(.01)

4.41

4.40

—

(.11)

(.11)

—

4.29

14.44

43.41%

1.49%

(0.11)%

226%

42,568

Sector Rotation Fund A-Class

March 31, 2008

14.08

(.01)

.30

.29

—

(.93)

(.93)

.01

(.63)

13.45

1.50%

1.65%

(0.08)%

278%

49,148

March 31, 2007

14.15

(.01)

.38

.37

—

(.44)

(.44)

—§

(.07)

14.08

2.75%

1.64%

(0.09)%

373%

39,804

March 31, 2006

11.10

(.04)

3.09

3.05

—

—

—

—

3.05

14.15

27.48%

1.67%

(0.33)%

263%

30,593

March 31, 2005

10.45

(.02)

.67

.65

—

—

—

—

.65

11.10

6.22%

1.63%

(0.19)%

262%

2,989

March 31, 2004*

10.45

—

—

—

—

—

—

—

—

10.45

0.00%

0.00%**à

0.00%**

253%

5

Sector Rotation Fund C-Class

March 31, 2008

13.58

(.12)

.31

.19

—

(.93)

(.93)

.01

(.73)

12.85

0.81%

2.41%

(0.80)%

278%

115,136

March 31, 2007

13.76

(.11)

.37

.26

—

(.44)

(.44)

—§

(.18)

13.58

2.02%

2.39%

(0.86)%

373%

118,422

March 31, 2006

10.87

(.12)

3.01

2.89

—

—

—

—

2.89

13.76

26.59%

2.41%

(0.95)%

263%

118,083

March 31, 2005

10.30

(.10)

.67

.57

—

—

—

—

.57

10.87

5.53%

2.38%

(1.03)%

262%

54,604

March 31, 2004

7.53

(.16)

2.93

2.77

—

—

—

—

2.77

10.30

36.79%

2.41%

(1.66)%

253%

59,192

Sector Rotation Fund H-Class

March 31, 2008

14.12

(.02)

.31

.29

—

(.93)

(.93)

.01

(.63)

13.49

1.50%

1.65%

(0.13)%

278%

178,949

March 31, 2007

14.18

(.02)

.40

.38

—

(.44)

(.44)

—§

(.06)

14.12

2.81%

1.65%

(0.16)%

373%

140,774

March 31, 2006

11.12

(.03)

3.09

3.06

—

—

—

—

3.06

14.18

27.52%

1.66%

(0.25)%

263%

246,029

March 31, 2005

10.45

(.03)

.70

.67

—

—

—

—

.67

11.12

6.41%

1.64%

(0.31)%

262%

56,725

March 31, 2004

7.58

(.09)

2.96

2.87

—

—

—

—

2.87

10.45

37.86%

1.66%

(0.88)%

253%

86,677

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net

Net Assets,

VALUE,

Investment

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Net

Operating

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

Expenses

Expenses

(Loss)

Rate

omitted)

Absolute Return Strategies Fund A-Class

March 31, 2008

$26.44

$ .58

$ (1.53)

$

(.95)

$

(.79)

$

(.09)

$

(.88)

$

—§

$ (1.83)

$24.61

(3.72)%

1.96%

1.96%

1.40%††

2.18%

509%

$

42,193

March 31, 2007

25.52

.71

.80

1.51

(.38)

(.22)

(.60)

.01

.92

26.44

6.05%

1.93%

1.93%

1.43%††

2.74%

298%

41,771

March 31, 2006*

25.00

.29

.24

.53

(.07)

—

(.07)

.06

.52

25.52

2.36%

1.87%**

1.87%**

1.45%††**

2.20%**

127%

5,791

Absolute Return Strategies Fund C-Class

March 31, 2008

26.14

.37

(1.50)

(1.13)

(.79)

(.09)

(.88)

—§

(2.01)

24.13

(4.46)%

2.71%

2.71%

2.15%††

1.41%

509%

54,857

March 31, 2007

25.42

.51

.80

1.31

(.38)

(.22)

(.60)

.01

.72

26.14

5.28%

2.66%

2.66%

2.16%††

1.99%

298%

48,052

March 31, 2006*

25.00

.19

.24

.43

(.07)

—

(.07)

.06

.42

25.42

1.96%

2.65%**

2.65%**

2.23%††**

1.42%**

127%

7,352

Absolute Return Strategies Fund H-Class

March 31, 2008

26.46

.58

(1.53)

(.95)

(.79)

(.09)

(.88)

—§

(1.83)

24.63

(3.71)%

1.95%

1.95%

1.39%††

2.21%

509%

141,483

March 31, 2007

25.53

.72

.80

1.52

(.38)

(.22)

(.60)

.01

.93

26.46

6.09%

1.90%

1.90%

1.40%††

2.78%

298%

176,187

March 31, 2006*

25.00

.29

.25

.54

(.07)

—

(.07)

.06

.53

25.53

2.40%

1.83%**

1.83%**

1.41%††**

2.18%**

127%

30,796

Alternative Strategies Allocation Fund A-Class

March 31, 2008*

25.00

—§

(.16)

(.16)

—

—

—

—

(.16)

24.84

(0.64)%

0.00%**à 0.00%**à

0.00%**à

0.16%**

—

1,121

Alternative Strategies Allocation Fund C-Class

March 31, 2008*

25.00

(.01)

(.16)

(.17)

—

—

—

—

(.17)

24.83

(0.68)%

0.65%**à 0.68%**à

0.68%**à

(0.56)%**

—

152

Alternative Strategies Allocation Fund H-Class

March 31, 2008*

25.00

—§

(.16)

(.16)

—

—

—

—

(.16)

24.84

(0.64)%

0.00%**à 0.00%**à

0.00%**à

0.12%**

—

3,893

Commodities Strategy Fund A-Class

March 31, 2008

23.81

.68

8.27

8.95

(.22)

—

(.22)

.14

8.87

32.68

38.48%

1.51%

1.19%

1.19%

2.49%

405%

18,579

March 31, 2007

27.29

.63

(4.15)

(3.52)

—

—

—

.04

(3.48)

23.81

(12.75)%

1.46%

1.17%

1.17%

2.57%

672%

9,720

March 31, 2006*

25.00

.61

1.68

2.29

—

—

—

—

2.29

27.29

9.16%

1.71%**

1.71%**

1.71%**

2.76%**

—

8,751

Commodities Strategy Fund C-Class

March 31, 2008

23.47

.48

8.09

8.57

(.22)

—

(.22)

.14

8.49

31.96

37.41%

2.26%

1.94%

1.94%

1.79%

405%

10,793

March 31, 2007

27.10

.56

(4.23)

(3.67)

—

—

—

.04

(3.63)

23.47

(13.39)%

2.23%

1.94%

1.94%

2.23%

672%

4,169

March 31, 2006*

25.00

.42

1.68

2.10

—

—

—

—

2.10

27.10

8.40%

2.34%**

2.34%**

2.34%**

1.79%**

—

4,128

Commodities Strategy Fund H-Class

March 31, 2008

23.81

.60

8.30

8.90

(.22)

—

(.22)

.17

8.85

32.66

38.39%

1.51%

1.19%

1.19%

2.10%

405%

124,886

March 31, 2007

27.29

.77

(4.28)

(3.51)

—

—

—

.03

(3.48)

23.81

(12.75)%

1.49%

1.20%

1.20%

2.99%

672%

35,062

March 31, 2006*

25.00

.61

1.68

2.29

—

—

—

—

2.29

27.29

9.16%

1.57%**

1.57%**

1.57%**

2.56%**

—

29,028

Hedged Equity Fund A-Class

March 31, 2008

26.29

.67

(2.94)

(2.27)

(1.09)

(.03)

(1.12)

—§

(3.39)

22.90

(8.98)%

2.04%

2.04%

1.41%††

2.59%

433%

5,553

March 31, 2007

25.86

.82

.63

1.45

(.52)

(.51)

(1.03)

.01

.43

26.29

5.82%

2.13%

2.13%

1.41%††

3.15%

282%

7,086

March 31, 2006*

25.00

.26

.65

.91

(.09)

—

(.09)

.04

.86

25.86

3.81%

2.10%**

2.10%**

1.44%††**

1.91%**

159%

1,672

Hedged Equity Fund C-Class

March 31, 2008

25.99

.48

(2.89)

(2.41)

(1.09)

(.03)

(1.12)

—§

(3.53)

22.46

(9.63)%

2.78%

2.78%

2.15%††

1.89%

433%

5,226

March 31, 2007

25.76

.62

.63

1.25

(.52)

(.51)

(1.03)

.01

.23

25.99

5.05%

2.89%

2.89%

2.17%††

2.40%

282%

8,312

March 31, 2006*

25.00

.16

.65

.81

(.09)

—

(.09)

.04

.76

25.76

3.41%

2.86%**

2.86%**

2.20%††**

1.16%**

159%

2,957

Hedged Equity Fund H-Class

March 31, 2008

26.30

.68

(2.95)

(2.27)

(1.09)

(.03)

(1.12)

—§

(3.39)

22.91

(8.97)%

2.03%

2.03%

1.40%††

2.63%

433%

16,663

March 31, 2007

25.86

.81

.65

1.46

(.52)

(.51)

(1.03)

.01

.44

26.30

5.86%

2.13%

2.13%

1.41%††

3.14%

282%

28,947

March 31, 2006*

25.00

.26

.65

.91

(.09)

—

(.09)

.04

.86

25.86

3.81%

2.07%**

2.07%**

1.41%††**

1.96%**

159%

17,321

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net Assets,

VALUE,

Net

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Net

Portfolio

End of

BEGINNING

Investment

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Net

Operating

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

Income†

Investments

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

Expenses

Expenses

Income

Rate

omitted)

International Rotation Fund A-Class

March 31, 2008*

$25.00

$ .53

$

(1.98)

$ (1.45)

$ (.41)

$ (.24)

$ (.65)

$ .03

$ (2.07)

$22.93

(5.93)%

1.74%**

1.74%**

1.74%**

3.68%**

160%

$

13,483

International Rotation Fund C-Class

March 31, 2008*

25.00

.39

(1.96)

(1.57)

(.41)

(.24)

(.65)

.06

(2.16)

22.84

(6.29)%

2.49%**

2.49%**

2.49%**

2.70%**

160%

3,603

International Rotation Fund H-Class

March 31, 2008*
25.00

.45

(1.95)

(1.50)

(.41)

(.24)

(.65)

.09

(2.06)

22.94

(5.89)%

1.75%**

1.75%**

1.75%**

3.19%**

160%

13,775

Managed Futures Fund A-Class

March 31, 2008

25.03

.57

2.64

3.21

—

(—)§

(—)§

.02

3.23

28.26

12.92%

1.72%

1.72%

1.69%††

2.15%

154%

128,744

March 31, 2007*

25.00

.09

(.06)

.03

—

—

—

—§

.03

25.03

0.12%

1.81%**

1.81%**

1.81%**††

2.06%**

20%

23,655

Managed Futures Fund C-Class

March 31, 2008

25.02

.35

2.65

3.00

—

(—)§

(—)§

.02

3.02

28.04

12.08%

2.48%

2.48%

2.45%††

1.30%

154%

46,005

March 31, 2007*

25.00

.05

(.03)

.02

—

—

—

—§

.02

25.02

0.08%

2.60%**

2.60%**

2.60%**††

1.15%**

20%

2,703

Managed Futures Fund H-Class

March 31, 2008

25.03

.58

2.63

3.21

—

(—)§

(—)§

.02

3.23

28.26

12.92%

1.73%

1.73%

1.70%††

2.17%

154%

322,673

March 31, 2007*

25.00

.09

(.06)

.03

—

—

—

—§

.03

25.03

0.12%

1.77%**

1.77%**

1.77%**††

2.19%**

20%

45,781

Real Estate Fund A-Class

March 31, 2008

42.16

.54

(10.05)

(9.51)

(.23)

—

(.23)

—

(9.74)

32.42

(22.59)%

1.64%

1.64%

1.64%

1.45%

832%

2,866

March 31, 2007

36.46

.46

5.53

5.99

(.17)

(.12)

(.29)

—

5.70

42.16

16.43%

1.61%

1.61%

1.61%

1.10%

762%

9,061

March 31, 2006

27.84

.64

8.18

8.82

—

(.20)

(.20)

—

8.62

36.46

31.75%

1.57%

1.57%

1.57%

2.02%

1,304%

375

March 31, 2005*

26.66

.09

1.24

1.33

(.03)

(.12)

(.15)

—

1.18

27.84

4.98%

1.54%**

1.54%**

1.54%**

0.52%** 1,773%

71

Real Estate Fund C-Class

March 31, 2008

41.22

.29

(9.84)

(9.55)

(.23)

—

(.23)

—

(9.78)

31.44

(23.21)%

2.39%

2.39%

2.39%

0.78%

832%

2,290

March 31, 2007

35.93

.19

5.39

5.58

(.17)

(.12)

(.29)

—

5.29

41.22

15.53%

2.36%

2.36%

2.36%

0.48%

762%

5,469

March 31, 2006

27.64

.43

8.06

8.49

—

(.20)

(.20)

—

8.29

35.93

30.79%

2.36%

2.36%

2.36%

1.35%

1,304%

3,548

March 31, 2005

26.63

.41

.75

1.16

(.03)

(.12)

(.15)

—

1.01

27.64

4.35%

2.32%

2.32%

2.32%

1.52%

1,773%

1,293

March 31, 2004*

25.00

.02

1.61

1.63

—

—

—

—

1.63

26.63

6.52%

2.36%**

2.36%**

2.36%**

0.72%**

102%

7,562

Real Estate Fund H-Class

March 31, 2008

42.14

.53

(10.04)

(9.51)

(.23)

—

(.23)

—

(9.74)

32.40

(22.60)%

1.64%

1.64%

1.64%

1.43%

832%

14,140

March 31, 2007

36.47

.54

5.42

5.96

(.17)

(.12)

(.29)

—

5.67

42.14

16.34%

1.62%

1.62%

1.62%

1.35%

762%

25,784

March 31, 2006

27.85

.57

8.25

8.82

—

(.20)

(.20)

—

8.62

36.47

31.74%

1.59%

1.59%

1.59%

1.78%

1,304%

49,591

March 31, 2005

26.65

.58

.77

1.35

(.03)

(.12)

(.15)

—

1.20

27.85

5.06%

1.58%

1.58%

1.58%

2.08%

1,773%

8,186

March 31, 2004*

25.00

.10

1.55

1.65

—

—

—

—

1.65

26.65

6.60%

1.61%**

1.61%**

1.61%**

3.83%**

102%

75,916

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net Assets,

VALUE,

Net

Gains

Resulting

from Net

from Net

in Net

VALUE,

Total

Net

Portfolio

End of

BEGINNING

Investment

(Losses) on

from

Investment

Realized

Total

Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

Income†

Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Income

Rate

omitted)

Strengthening Dollar 2x Strategy Fund A-Class

March 31, 2008

$25.35

$

.39

$ (5.89)

$ (5.50)

$

—

$

—

$

—

$ (5.50)

$19.85

(21.70)%

1.66%

1.73%

—

$

2,795

March 31, 2007

27.74

.91

(3.30)

(2.39)

—

—

—

(2.39)

25.35

(8.62)%

1.66%

3.53%

—

108

March 31, 2006*

25.00

.50

2.37

2.87

(.13)

—

(.13)

2.74

27.74

11.47%

1.68%**

2.17%**

—

91

Strengthening Dollar 2x Strategy Fund C-Class

March 31, 2008

24.99

.42

(5.99)

(5.57)

—

—

—

(5.57)

19.42

(22.29)%

2.40%

1.84%

—

6,131

March 31, 2007

27.56

.70

(3.27)

(2.57)

—

—

—

(2.57)

24.99

(9.33)%

2.40%

2.75%

—

2,630

March 31, 2006*

25.00

.36

2.33

2.69

(.13)

—

(.13)

2.56

27.56

10.75%

2.41%**

1.51%**

—

769

Strengthening Dollar 2x Strategy Fund H-Class

March 31, 2008

25.33

.57

(6.07)

(5.50)

—

—

—

(5.50)

19.83

(21.71)%

1.66%

2.44%

—

29,011

March 31, 2007

27.71

.90

(3.28)

(2.38)

—

—

—

(2.38)

25.33

(8.59)%

1.66%

3.47%

—

11,946

March 31, 2006*

25.00

.51

2.33

2.84

(.13)

—

(.13)

2.71

27.71

11.35%

1.66%**

2.19%**

—

7,270

Weakening Dollar 2x Strategy Fund A-Class

March 31, 2008

26.18

0.70

7.17

7.87

(4.78)

(—)§

(4.78)

3.09

29.27

32.49%

1.67%

2.51%

—

22,148

March 31, 2007

22.70

.91

2.57

3.48

—

—

—

3.48

26.18

15.33%

1.65%

3.63%

—

21,502

March 31, 2006*

25.00

.51

(2.67)

(2.16)

(.14)

—

(.14)

(2.30)

22.70

(8.65)%

1.70%**

2.66%**

—

2,989

Weakening Dollar 2x Strategy Fund C-Class

March 31, 2008

25.81

0.43

7.07

7.50

(4.78)

(—)§

(4.78)

2.72

28.53

31.47%

2.41%

1.57%

—

21,604

March 31, 2007

22.55

.71

2.55

3.26

—

—

—

3.26

25.81

14.46%

2.40%

2.87%

—

14,160

March 31, 2006*

25.00

.34

(2.65)

(2.31)

(.14)

—

(.14)

(2.45)

22.55

(9.25)%

2.46%**

1.79%**

—

3,916

Weakening Dollar 2x Strategy Fund H-Class

March 31, 2008

26.18

0.68

7.17

7.85

(4.78)

(—)§

(4.78)

3.07

29.25

32.41%

1.67%

2.45%

—

103,867

March 31, 2007

22.69

.90

2.59

3.49

—

—

—

3.49

26.18

15.38%

1.65%

3.60%

—

110,480

March 31, 2006*

25.00

.49

(2.66)

(2.17)

(.14)

—

(.14)

(2.31)

22.69

(8.69)%

1.68%**

2.53%**

—

51,710

* Since the commencement of operations:

February 20, 2004 — Real Estate Fund C-Class and H-Class;

March 31, 2004 — Multi-Cap Core Equity Fund A-Class and Sector Rotation Fund A-Class;

September 1, 2004 — Real Estate Fund A-Class;

May 25, 2005 — Commodities Strategy Fund A-Class, C-Class, and H-Class, Strengthening Dollar 2x Strategy Fund A-Class, C-Class and H-Class, Weakening Dollar 2x Strategy Fund A-Class,

C-Class and H-Class;

September 19, 2005 — Absolute Return Strategies Fund A-Class, C-Class and H Class and Hedged Equity Fund A-Class, C-Class and H-Class;

March 2, 2007 — Managed Futures Fund A-Class, C-Class and H-Class;

August 31, 2007 — International Rotation Fund A-Class, C-Class and H Class;

March 7, 2008 — Alternative Strategies Allocation Fund A-Class, C-Class and H-Class.

**

Annualized

† Calculated using the average daily shares outstanding for the year.

†† Operating Expenses exclude short dividends expense.

††† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

à Due to the limited length of Fund operations, expense ratios for this period are not indicative of future class performance.

§ Less than $.01 per share

NOTES TO FINANCIAL STATEMENTS

1.

Organization and Significant Accounting Policies

acts as principal underwriter for the Trust. Both Rydex

Organization

Investments and the Distributor are affiliated entities.

The Rydex Series Funds (the “Trust”) is registered with

Significant Accounting Policies

the SEC under the Investment Company Act of 1940 (the

The following significant accounting policies are in con-

“1940 Act”) as a non-diversified, open-ended investment

formity with U.S. generally accepted accounting princi-

company. The Trust offers five separate classes of shares,

ples and are consistently followed by the Trust. All time

Investor Class Shares, Advisor Class Shares, A-Class

references are based on Eastern Time. The information

Shares, C-Class Shares, and H-Class Shares. C-Class

contained in these notes may not apply to every Fund in

Shares have a 1% CDSC if shares are redeemed within

the Trust.

12 months of purchase. Sales of shares of each Class are

made without a sales charge at the NAV, with the excep-

A. Equity securities listed on an exchange (New York

tion of A-Class Shares. A-Class Shares are sold at the

Stock Exchange (“NYSE”) or American Stock Exchange)

NAV, plus the applicable front-end sales charge, except

are valued at the last quoted sales price as of the close

for the U.S. Government Money Market Fund. The sales

of business on the NYSE, usually 4:00 p.m. on the valua-

charge varies depending on the amount purchased,

tion date. Equity securities listed on the NASDAQ mar-

but will not exceed 4.75%. A-Class Share purchases of

ket system are valued at the NASDAQ Official Closing

$1 million or more are exempt from the front-end sales

Price, usually as of 4:00 p.m. on the valuation date.

charge but have a 1% CDSC if shares are redeemed

Listed options held by the Trust are valued at the Official

within 18 months of purchase.

Settlement Price listed by the exchange, usually as of

4:00 p.m. In the event that a settlement price is not

At March 31, 2008, the Trust consisted of fifty-four sepa-

available, fair valuation is enacted. Over-the-counter

rate Funds: twenty-two Benchmark Funds, one Money

options held by the Trust are valued using the average

Market Fund, eleven Alternative Strategy Funds, seven-

bid price obtained from one or more security dealers.

teen Sector Funds, and three Essential Portfolio Funds.

The value of futures contracts purchased and sold by the

This report covers the Alternative Strategy Funds (the

Trust is accounted for using the unrealized gain or loss

“Funds”), while the Money Market Fund, the Benchmark

on the contracts that is determined by marking the con-

Funds, the Sector Funds and the Essential Portfolio

tracts to their current realized settlement prices.

Funds are contained in separate reports.

Financial futures contracts are valued at the last quoted

The Alternative Strategies Allocation Fund is a “fund

sales price, usually as of 4:00 p.m. on the valuation date.

of funds,” which means that the Fund seeks to achieve

In the event that the exchange for a specific futures con-

its investment objective by investing primarily in other

tract closes earlier than 4:00 p.m., the futures contract is

Rydex mutual funds (the “underlying funds”) instead of

valued at the Official Settlement Price of the exchange.

individual securities.

However, the underlying securities from which the

futures contract value is derived are monitored until 4:00

As of March 31, 2008, only A-Class, C-Class and H-Class

p.m. to determine if fair valuation would provide a more

Shares had been issued in the Alternative Strategy Funds.

accurate valuation. Short-term securities, if any, are val-

All share classes of the Multi-Cap Core Equity Fund,

ued at amortized cost, which approximates market value.

Sector Rotation Fund, Absolute Return Strategies Fund,

Structured notes are valued in accordance with the terms

Alternative Strategies Allocation Fund, Commodities

of their agreement at the value of the underlying index

Strategy Fund, Hedged Equity Fund, and International

close, usually 4:00 p.m., adjusted for any interest accruals

Rotation Fund are subject to a 1% redemption fee when

and financing charges. If the securities comprising the

shares are redeemed within 30 days of purchase. All

underlying index cease trading before a Fund’s close of

share classes of the Managed Futures Strategy Fund

business, the index will be fair valued with the use of an

are subject to a 1% redemption fee when shares are

appropriate market indicator.

redeemed within 90 days of purchase.

Traditional open-end investment companies (“Mutual

Valu-Trac Investment Management Limited serves as the

Funds”) are valued at their NAV as of the close of busi-

investment sub-advisor to the International Rotation Fund

ness, usually 4:00 p.m. on the valuation date. Exchange

and is responsible for the development and on-going

Traded Funds (“ETFs”) and closed-end investment com-

maintenance of the investment management strategy

panies are valued at the last quoted sales price.

utilized by that Fund.

The value of domestic equity index and credit default

Rydex Investments provides advisory, transfer agent

swap agreements entered into by a Fund is accounted

and administrative services, and accounting services to

for using the unrealized gain or loss on the agreements

the Trust. Rydex Distributors, Inc. (the “Distributor”)

78

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

that is determined by marking the agreements to the

D. When a Fund engages in a short sale of an equity or

last quoted value of the index that the swap pertains to

fixed income security, an amount equal to the proceeds

at the close of the NYSE, usually 4:00 p.m. The swap’s

is reflected as an asset and an equivalent liability. The

market value is then adjusted to include dividends

amount of the liability is subsequently marked-to-market

accrued, financing charges and/or interest associated

to reflect the market value of the short sale. The Fund

with the swap agreements.

maintains a segregated account of cash and/or securities

The value of foreign equity index and currency index

as collateral for short sales. The Fund is exposed to

swap agreements entered into by a Fund is accounted

market risk based on the amount, if any, that the market

for using the unrealized gain or loss on the agreements

value of the security exceeds the market value of the

that is determined by marking the agreements to the

securities in the segregated account. Fees, if any, paid to

price at which orders are being filled at the close of the

brokers to borrow securities in connection with short sales

NYSE, usually 4:00 p.m. In the event that no order is

are considered part of the cost of short sale transactions.

filled at 4:00 p.m., the security dealer provides a fair

In addition, the Fund must pay out the dividend rate of

value quote at which the swap agreement is valued. The

the equity or coupon rate of the treasury obligation to

swap’s market value is then adjusted to include dividends

the lender and records this as an expense. Short divi-

accrued, financing charges and/or interest associated

dends or interest expense is a cost associated with the

with the swap agreements.

investment objective of short sales transactions, rather

than an operational cost associated with the day-to-day

Investments, for which market quotations are not readily

management of any mutual fund. The Funds may also

available, are fair valued as determined in good faith by

receive rebate income from the broker resulting from the

Rydex Investments under the direction of the Board of

investment of the proceeds from securities sold short.

Trustees using methods established or ratified by the

Board of Trustees. These methods include, but are not

E. Upon the purchase of an option by a Fund, the pre-

limited to: (i) general information as to how these securi-

mium paid is recorded as an investment, the value of

ties and assets trade; (ii) in connection with futures con-

which is marked-to-market daily. When a purchased

tracts and options thereupon, and other derivative

option expires, that Fund will realize a loss in the amount

investments, information as to how (a) these contracts

of the cost of the option. When a Fund enters into a

and other derivative investments trade in the futures or

closing sale transaction, that Fund will realize a gain or

other derivative markets, respectively, and (b) the securi-

loss depending on whether the proceeds from the clos-

ties underlying these contracts and other derivative

ing sale transaction are greater or less than the cost of

investments trade in the cash market; and (iii) other infor-

the option. When a Fund exercises a put option, that

mation and considerations, including current values in

Fund will realize a gain or loss from the sale of the

related markets.

underlying security and the proceeds from such sale will

be decreased by the premium originally paid. When a

B. Securities transactions are recorded on the trade date

Fund exercises a call option, the cost of the security pur-

for financial reporting purposes. Realized gains and

chased by that Fund upon exercise will be increased by

losses from securities transactions are recorded using the

the premium originally paid. When a Fund writes (sells)

identified cost basis. Proceeds from lawsuits related to

an option, an amount equal to the premium received is

investment holdings are recorded as realized gains in the

entered in that Fund’s accounting records as an asset

respective Fund. Dividend income is recorded on the

and equivalent liability. The amount of the liability is sub-

ex-dividend date, net of applicable taxes withheld by

sequently marked-to-market to reflect the current value

foreign countries. Interest income, including amortization

of the option written. When a written option expires, or

of premiums and accretion of discount, is accrued on a

if a Fund enters into a closing purchase transaction, that

daily basis. Distributions received from investments in

Fund realizes a gain (or loss if the cost of a closing pur-

REITs are recorded as dividend income on the ex-divi-

chase transaction exceeds the premium received when

dend date, subject to reclassification upon notice of the

the option was sold).

character of such distribution by the issuer.

F. The Trust may enter into stock and bond index futures

C. Distributions of net investment income and net real-

contracts and options on such futures contracts. Futures

ized capital gains, if any, are declared and paid at least

contracts are contracts for delayed delivery of securities

annually. Distributions are recorded on the ex-dividend

at a specified future delivery date and at a specific price.

date and are determined in accordance with income tax

Upon entering into a contract, a Fund deposits and

regulations which may differ from U.S. generally

maintains as collateral such initial margin as required by

accepted accounting principles.

the exchange on which the transaction is effected.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

79

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the contract, the Fund agrees to receive

periodic interest payments. Structured notes are used

from or pay to the broker an amount of cash equal to

to obtain exposure to a market without owning or

the daily fluctuation in value of the contract. Such

taking physical custody of securities or commodities.

receipts or payments are known as variation margin and

Fluctuations in value of the structured notes are

are recorded by the Fund as unrealized gains or losses.

recorded as unrealized gains and losses in the accompa-

When the contract is closed, the Fund records a realized

nying financial statements. Coupon payments are

gain or loss equal to the difference between the value of

recorded as income while net payments are recorded

the contract at the time it was opened and the value at

as net realized gains or losses.

the time it was closed.

I. Investment securities and other assets and liabilities

G. The Trust may enter into domestic equity index and

denominated in foreign currencies are translated into

domestic currency index swap agreements, which are

U.S. dollar amounts at the date of valuation. Purchases

over-the-counter contracts in which one party agrees to

and sales of investment securities and income and

make periodic payments based on the change in market

expense items denominated in foreign currencies are

value of a specified equity security, basket of equity

translated into U.S. dollar amounts on the respective

securities, equity index or domestic currency index, in

dates of such transactions. The Trust does not isolate

return for periodic payments based on a fixed or variable

that portion of the results of operations resulting from

interest rate or the change in market value of a different

changes in foreign exchange rates on investments from

equity security, basket of equity securities, equity index

the fluctuations arising from changes in market prices of

or domestic currency index. Swap agreements are used

securities held. Such fluctuations are included with the

to obtain exposure to an equity or market without own-

net realized and unrealized gain and loss from invest-

ing or taking physical custody of securities. The swap

ments.

agreements are marked-to-market daily based upon

Reported net realized foreign exchange gains or losses

quotations from market makers and the change, if any, is

arise from sales of foreign currencies and currency gains

recorded as unrealized gain or loss. Payments received

or losses realized between the trade and settlement

or made as a result of an agreement or termination of

dates on investment transactions. Net unrealized

the agreement are recognized as realized gains or losses.

exchange gains and losses arise from changes in the fair

The Trust may enter into credit default swap agreements

values of assets and liabilities other than investments in

where one party, the protection buyer, makes an upfront

securities at the fiscal period end, resulting from changes

or periodic payment to a counterparty, the protection

in exchange rates.

seller, in exchange for the right to receive a contingent

J. The Trust may enter into forward currency contracts

payment. The maximum amount of the payment may

primarily to hedge against foreign currency exchange

equal the notional amount, at par, of the underlying index

rate risks on its non-U.S. dollar denominated investment

or security as a result of a related credit event. Upfront

securities. When entering into a forward currency con-

payments received or made by a Fund, are amortized

tract, a Fund agrees to receive or deliver a fixed quantity

over the expected life of the agreement. Periodic pay-

of foreign currency for an agreed-upon price on an

ments received or paid by a Fund are recorded as real-

agreed future date. These contracts are valued daily and

ized gains or losses. The credit default contracts are

the corresponding unrealized gain or loss on the con-

marked-to-market daily based upon quotations from

tracts, as measured by the difference between the for-

market makers and the change, if any, is recorded as

ward foreign exchange rates at the dates of entry into

unrealized gain or loss. Payments received or made as a

the contracts and the forward rates at the reporting

result of a credit event or termination of the contract are

date, is included in the Statement of Assets and

recognized, net of a proportional amount of the upfront

Liabilities. Realized and unrealized gains and losses are

payment, as realized gains or losses.

included in the Statement of Operations.

H. The Trust may invest in structured notes, which are

K. The Funds may leave cash overnight in their cash

over-the-counter contracts linked to the performance of

account with the custodian, U.S. Bank. Periodically, a

an underlying benchmark such as interest rates, equity

Fund may have cash due to custodian bank as an over-

markets, equity indices, commodities indices, corporate

draft balance. A fee is incurred on this overdraft, calcu-

credits or foreign exchange markets. A structured note is

lated by multiplying the overdraft by a rate based on

a type of bond in which an issuer borrows money from

the federal funds rate. Segregated cash with the broker

investors and pays back the principal, adjusted for per-

is held as collateral for investments in derivative instru-

formance of the underlying benchmark, at a specified

ments such as futures contracts and equity index swap

maturity date. In addition, the contract may require

agreements.

80

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

L. Certain U.S. Government and Agency Obligations are

The risk of such price increases is the principal risk of

traded on a discount basis; the interest rates shown on

engaging in short sales.

the Schedules of Investments reflect the effective rates

The risk associated with purchasing options is limited to

at the time of purchase by the Funds. Other securities

the premium originally paid. The risk in writing a covered

bear interest at the rates shown, payable at fixed dates

call option is that a Fund may forego the opportunity

through maturity. The Funds may also purchase

for profit if the market price of the underlying security

American Depository Receipts, U.S. Government securi-

increases and the option is exercised. The risk in writing

ties, and enter into repurchase agreements.

a covered put option is that a Fund may incur a loss if

M. Interest and dividend income, most expenses, all

the market price of the underlying security decreases

realized gains and losses, and all unrealized gains and

and the option is exercised. In addition, there is the risk

losses are allocated to the Classes based upon the value

that a Fund may not be able to enter into a closing

of the outstanding shares in each Class. Certain costs,

transaction because of an illiquid secondary market or,

such as distribution fees related to A-Class Shares and

for over-the-counter options, because of the counter-

H-Class Shares and service and distribution fees related

party’s inability to perform.

to C-Class Shares, are charged directly to such Classes.

There are several risks in connection with the use of

In addition, certain expenses have been allocated to the

futures contracts. Risks may be caused by an imperfect

individual Funds in the Trust on a pro rata basis upon the

correlation between movements in the price of the

respective aggregate net asset value of each Fund

instruments and the price of the underlying securities.

included in the Trust.

In addition, there is the risk that a Fund may not be able

N. The preparation of financial statements in conformity

to enter into a closing transaction because of an illiquid

with U.S. generally accepted accounting principles

secondary market.

requires management to make estimates and assump-

There are several risks associated with the use of struc-

tions that affect the reported amount of assets and liabil-

tured notes. Structured notes are leveraged, thereby

ities and disclosure of contingent assets and liabilities at providing an exposure to the underlying benchmark of

the date of the financial statements and the reported

three times the face amount and increasing the volatility

amounts of revenues and expenses during the reporting

of each note relative to the change in the underlying

period. Actual results could differ from these estimates.

linked financial instrument. A highly liquid secondary

O. Throughout the normal course of business, the Funds

market may not exist for the structured notes a Fund

enter into contracts that contain a variety of representa-

invests in, which may make it difficult for that Fund to

tions and warranties which provide general indemnifica-

sell the structured notes it holds at an acceptable price

tions. The Funds’ maximum exposure under these

or to accurately value them. In addition, structured notes

arrangements is unknown, as this would involve future

are subject to the risk that the counterparty to the instru-

claims that may be made against the Funds and/or their

ment, or issuer, might not pay interest when due or

affiliates that have not yet occurred. However, based

repay principal at maturity of the obligation. Although

on experience, the Funds expect the risk of loss to

the Trust will not invest in any structured notes unless

be remote.

Rydex Investments believes that the issuer is creditwor-

2.

Financial Instruments

thy, a Fund does bear the risk of loss of the amount

expected to be received in the event of the default or

As part of its investment strategy, the Trust may utilize

bankruptcy of the issuer.

short sales and a variety of derivative instruments, includ-

ing options, futures, options on futures, structured notes,

There are several risks associated with the use of swap

and swap agreements. These investments involve, to

agreements that are different from those associated with

varying degrees, elements of market risk and risks in

ordinary portfolio securities transactions, due to the fact

excess of the amounts recognized in the Statements of

they could be considered illiquid. Although the Trust

Assets and Liabilities.

will not enter into any swap agreement unless Rydex

Investments believes that the other party to the transac-

Short sales are transactions in which a Fund sells an

tion is creditworthy, the Funds bear the risk of loss of the equity or fixed income security it does not own. If the

amount expected to be received under a swap agree-

security sold short decreases in price between the time

ment in the event of the default or bankruptcy of the

the Fund sells the security and closes its short position,

agreement counterparty.

that Fund will realize a gain on the transaction.

Conversely, if the security increases in price during the

There are several risks associated with credit default

period, that Fund will realize a loss on the transaction.

swaps. Credit default swaps involve the exchange of a

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

81

NOTES TO FINANCIAL STATEMENTS (continued)

fixed-rate premium for protection against the loss in

calculated at a basic annual fee rate of 0.70% of the

value of an underlying debt instrument in the event of a

average daily net assets of this Fund, adding or subtract-

defined credit event (such as payment default or bank-

ing a performance rate up to 0.20%. The basic annual

ruptcy). Under the terms of the swap, one party acts as a

fee rate, along with the performance adjustment allows

“guarantor,” receiving a periodic payment that is a fixed

the total fee to increase to a maximum of 0.90% or

percentage applied to a notional principal amount. In

decrease to a minimum of 0.50%, depending on the

return, the party agrees to purchase the notional amount

investment performance of the Fund relative to the

of the underlying instrument, at par, if a credit event

Russell 3000 Index (the “Index”). The performance com-

occurs during the term of the swap. A Fund may enter

parison will be made for a rolling 12-month period, with

into credit default swaps in which that Fund or its coun-

performance adjustments made at the end of each

terparty acts as guarantor. By acting as the guarantor

month. Because the performance adjustment is applied

of a swap, that Fund assumes the market and credit risk of

relative to the performance of the Index, Rydex

the underlying instrument, including liquidity and loss

Investments could receive a positive performance adjust-

of value.

ment even during periods where the Fund’s performance

In conjunction with the use of short sales, options,

is negative. At March 31, 2008, the effective manage-

futures, options on futures, and swap agreements, the

ment fee was 0.50% of the Fund’s average daily net assets.

Funds are required to maintain collateral in various

The investment advisory fee for the Commodities

forms. The Funds use, where appropriate, depending on

Strategy Fund is calculated at an annualized rate of

the financial instrument utilized and the broker involved,

0.75% of the average daily net assets of the Fund.

margin deposits at the broker, cash and/or securities

Effective May 1, 2006, Rydex Investments has contractu-

segregated at the custodian bank, discount notes, or the

ally agreed to waive its 0.75% investment advisory fee to

repurchase agreements allocated to each Fund.

the extent necessary to limit the ordinary operating

The risks inherent in the use of short sales, options,

expenses of the Commodities Strategy Fund (but exclud-

futures contracts, options on futures contracts, structured

ing interest expenses, brokerage commissions and

notes, and swap agreements, include i) adverse changes

extraordinary expenses) to not more than 1.20%, 1.95%,

in the value of such instruments; ii) imperfect correlation

and 1.20% per annum of the average monthly net assets

between the price of the instruments and movements in

of the A-Class, C-Class, and H-Class of the Fund (the

the price of the underlying securities, indices, or futures

“Contractual Fee Waiver”). The Contractual Fee Waiver

contracts; iii) the possible absence of a liquid secondary

may not be modified or eliminated prior to August 1,

market for any particular instrument at any time; and

2008, except with the approval of the Board of Trustees.

iv) the potential of counterparty default.

There is no guarantee that the contractual fee waiver will

continue beyond August 1, 2008.

The Trust has established strict counterparty credit

guidelines and enters into transactions only with financial

As part of its agreement with the Trust, Rydex

institutions of investment grade or better.

Investments will pay all expenses of the Absolute Return

Strategies Fund, Alternative Strategies Allocation Fund,

3.

Fees And Other Transactions With Affiliates

and Hedged Equity Fund, including the cost of transfer

Under the terms of an investment advisory contract, the

agency, custody, fund administration, legal, audit and

Trust pays Rydex Investments investment advisory fees

other services, except interest expense, taxes (expected

calculated at an annualized rate of 0.85% of the average

to be de minimis), brokerage commissions and other

daily net assets of the Real Estate Fund; 0.90% of the

expenses connected with execution of portfolio transac-

average daily net assets of the Sector Rotation Fund,

tions, short dividend expenses, and extraordinary

International Rotation Fund, Managed Futures Strategy

expenses. For the year ended March 31, 2008, Rydex

Fund, the Strengthening Dollar 2x Strategy Fund, and

Investments paid expenses in the amount of $443,183

the Weakening Dollar 2x Strategy Fund; and 1.15% of

and $74,052, for the Absolute Return Strategies Fund

the average daily net assets of the Absolute Return

and Hedged Equity Fund, respectively.

Strategies Fund and the Hedged Equity Fund. The

The Alternative Strategies Allocation Fund indirectly

Alternative Strategies Allocation Fund does not pay

bears a proportionate share of the total operating

Rydex Investments a management fee.

expenses (including investment management, share-

Also under the terms of the investment advisory con-

holder servicing, custody, transfer agency, audit and

tract, the Trustees voted to implement a performance

other underlying fund expenses) of the underlying funds

adjustment for the Multi-Cap Core Equity Fund. The

in which the Fund invests. In addition, some underlying

Trust pays Rydex Investments investment advisory fees

funds charge redemption fees if a shareholder, including

82

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

a Fund, redeems shares before the end of the funds’

0.25% service fee compensates the shareholder’s finan-

requisite holding period. Therefore, if the Fund sells

cial advisor for providing on-going services to the share-

shares of an underlying fund that is subject to a redemp-

holder. The annual 0.75% distribution fee reimburses the

tion fee, that Fund will be responsible for paying the

Distributor for paying the shareholder’s financial advisor

redemption fee to the underlying funds.

an on-going sales commission. The Distributor advances

Rydex Investments provides transfer agent and adminis-

the first year’s service and distribution fees to the

trative services to the Funds for fees calculated at an

Financial Advisor. The Distributor retains the service and

annualized rate of 0.25% of the average daily net assets

distribution fees on accounts with no authorized dealer

of each Fund. Fees related to the Absolute Return

of record.

Strategies, Alternative Strategies Allocation Fund, and

The Alternative Strategies Allocation Fund has not

Hedged Equity Funds are paid by Rydex Investments, as

adopted a Distribution Plan and a Shareholder Services

noted previously.

Plan with respect to A-Class Shares and H-Class Shares.

Rydex Investments provides accounting services to the

Instead, the Funds invest in underlying funds that have a

Trust calculated at an annualized rate of 0.10% on the

distribution plan that allows the underlying funds to pay

first $250 million of the average daily net assets, 0.075%

distribution fees to the Distributor and other firms that

on the next $250 million of the average daily net assets,

provide distribution services (“Service Providers”). The

0.05% on the next $250 million of the average daily net

underlying funds will pay distribution fees to the

assets, and 0.03% on the average daily net assets over

Distributor at an annual rate not to exceed 0.25% of

$750 million of each Fund. Fees related to the Absolute

average daily net assets, pursuant to Rule 12b-1 under

Return Strategies, Alternative Strategies Allocation Fund,

the 1940 Act, as amended. If a Service Provider provides

and Hedged Equity Funds are paid by Rydex

distribution or shareholder services, the Distributor will,

Investments, as noted previously.

in turn, pay the Service Provider for the services it pro-

vides at an annual rate not to exceed 0.25% of the aver-

Rydex Investments engages external service providers to

age daily net assets of a Fund.

perform other necessary services for the Trust, such as

audit and accounting related services, legal services, cus-

The Alternative Strategies Allocation Fund has adopted

tody, printing and mailing, etc., on a pass-through basis.

a Distribution and Shareholder Services Plan applicable

Such expenses vary from Fund to Fund and are allocated

to its C-Class Shares that allows the Fund to pay annual

to the Funds based on relative net assets. Any of these

distribution and service fees of 0.75% of the Fund’s

expenses allocated to the Absolute Return Strategies,

C-Class Shares average daily net assets. The annual

Alternative Strategies Allocation Fund, and Hedged

0.25% service fee compensates the shareholder’s finan-

Equity Funds are paid by Rydex Investments, as noted

cial advisor for providing on-going services to the share-

previously. Organizational and setup costs for new funds

holder. The annual 0.50% distribution fee reimburses the

are paid by the Trust.

Distributor for paying the shareholder’s financial advisor

an ongoing sales commission. The Distributor advances

The Funds, with the exception of the Alternative

the first year’s service and distribution fees to the finan-

Strategies Allocation Fund, have adopted a Distribution

cial advisor. The Distributor retains the service and

Plan applicable to its A-Class Shares and H-Class Shares

distribution fees on accounts with no authorized dealer

for which Rydex Distributors, Inc. (the “Distributor”), an

of record.

affiliated entity, and other firms that provide distribution and/or shareholder services (“Service Providers”) may

During the year ended March 31, 2008, the Distributor

receive compensation. If a Service Provider provides dis-

retained sales charges of $839,951, relating to sales of

tribution services, the Trust will pay distribution fees to

A-Class Shares of the Trust.

the Distributor at an annual rate not to exceed 0.25% of

Certain officers and trustees of the Trust are also officers average daily net assets, pursuant to Rule 12b-1 of the

of Rydex Investments and the Distributor.

1940 Act. The Distributor, in turn, will pay the Service

4.

Federal Income Tax Information

Provider out of its fees.

The Funds intend to comply with the provisions of

The Funds, with the exception of the Alternative

Subchapter M of the Internal Revenue Code applicable

Strategies Allocation Fund, have adopted a separate

to regulated investment companies and will distribute

Distribution and Shareholder Services Plan applicable to

substantially all net investment income and capital gains

its C-Class Shares that allows the Funds to pay annual

to shareholders. Therefore, no Federal income tax

distribution and service fees of 1.00% of the Funds’

provision has been recorded.

C-Class Shares average daily net assets. The annual

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

83

NOTES TO FINANCIAL STATEMENTS (continued)

Effective September 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48

“Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are

“more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-

likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the

Funds’ tax positions taken on federal income tax returns for all open tax years for purposes of complying with FIN 48, and has concluded that no provision for income tax was required in the Funds’ financial statements.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2004 to 2007,

no examinations are in progress or anticipated at this time.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for deriva-

tives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not uti-

lized during the current period, and capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the state-

ment of operations. During the period, the Funds did not incur any interest or penalties.

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2008, the follow-

ing Fund offset net realized capital gains with capital losses from previous years:

Fund

Amount

Commodities Strategy Fund

$6,304,112

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Multi-Cap Core Equity Fund

$

3,661,114

$

4,699,874

$

8,360,988

Sector Rotation Fund

12,569,597

13,606,294

26,175,891

Absolute Return Strategies Fund

9,533,830

1,014,038

10,547,868

Alternative Strategies Allocation Fund

—

—

—

Commodities Strategy Fund

450,893

—

450,893

Hedged Equity Fund

1,818,273

56,710

1,874,983

International Rotation Fund

663,835

140,091

803,926

Managed Futures Strategy Fund

26,724

—

26,724

Real Estate Fund

67,532

—

67,532

Strengthening Dollar 2x Strategy Fund

—

—

—

Weakening Dollar 2x Strategy Fund

26,928,846

17,901

26,946,747

84

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Multi-Cap Core Equity Fund

$1,969,638

$

2,771,618

$

4,741,256

Sector Rotation Fund

452,594

10,314,837

10,767,431

Absolute Return Strategies Fund

3,781,430

1,094,207

4,875,637

Commodities Strategy Fund

—

—

—

Hedged Equity Fund

1,246,376

310,721

1,557,097

Managed Futures Strategy Fund

—

—

—

Real Estate Fund

393,717

267,037

660,754

Strengthening Dollar 2x Strategy Fund

—

—

—

Weakening Dollar 2x Strategy Fund

—

—

—

The tax character of distributable earnings/(accumulated losses) at March 31, 2008, was as follows:

Undistributed

Undistributed

Net Unrealized

Ordinary

Long-Term

Appreciation/

Capital Loss

Fund

Income

Capital Gain

(Depreciation)

Carryforward

Multi-Cap Core Equity Fund

$

—

$

—

$

(641,281)

$

—

Sector Rotation Fund

—

—

18,862,830

—

Absolute Return Strategies Fund

1,270,043

106,765

(1,669,555)

—

Alternative Strategies Allocation Fund

247

—

(30,641)

—

Commodities Strategy Fund

1,407,429

—

11,233,677

(533,762)1

Hedged Equity Fund

57,228

5,792

(394,444)

—

International Rotation Fund

—

—

(2,156,326)

—

Managed Futures Strategy Fund

6,182,288

6,901,109

15,418,848

—

Real Estate Fund

—

—

(2,175,122)

—

Strengthening Dollar 2x Strategy Fund

—

—

—

(152,230)2

Weakening Dollar 2x Strategy Fund

8,851,202

2,273,780

—

—

Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

1 Expires in 2015.

2 $27,521 expires in 2015 and $124,709 expires in 2016.

At March 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all secu-

rities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Multi-Cap Core Equity Fund

$

42,076,438

$

2,523,657

$

(3,164,938)

$

(641,281)

Sector Rotation Fund

432,723,365

35,089,538

(16,226,708)

18,862,830

Absolute Return Strategies Fund

229,748,508

6,630,931

(14,809,261)

(8,178,330)

Alternative Strategies Allocation Fund

5,093,985

23,325

(53,966)

(30,641)

Commodities Strategy Fund

149,426,529

13,742,448

(2,508,771)

11,233,677

Hedged Equity Fund

27,932,523

893,734

(2,088,228)

(1,194,494)

International Rotation Fund

31,238,593

—

(1,936,222)

(1,936,222)

Managed Futures Strategy Fund

477,708,267

18,745,368

(3,341,202)

15,404,166

Real Estate Fund

27,305,129

—

(2,175,122)

(2,175,122)

Strengthening Dollar 2x Strategy Fund

26,912,163

—

—

—

Weakening Dollar 2x Strategy Fund

98,307,337

—

—

—

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

85

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2008, the following amounts of realized capital and currency losses reflected in the accompany-

ing financial statements will not be recognized for Federal income tax purposes until April 1, 2008:

Fund

Currency

Capital

Multi-Cap Core Equity Fund

$

—

$

(2,170,266)

Sector Rotation Fund

—

(37,489,753)

Absolute Return Strategies Fund

—

(18,429,000)

Hedged Equity Fund

—

(4,189,586)

International Rotation Fund

(2,502,568)

(323,659)

Real Estate Fund

—

(381,147)

Strengthening Dollar 2x Strategy Fund

(1,856,737)

(4,186,386)

5.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The

collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreement at maturity. Each Fund holds a pro rata share of the col-

lateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of March 31, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

1.30% due 04/01/08

$600,000,000

$

600,000,000

$

600,021,667

Lehman Brothers Holdings, Inc.

1.15% due 04/01/08

453,981,227

453,981,227

453,995,729

Morgan Stanley

1.35% due 04/01/08

125,000,000

125,000,000

125,004,688

$1,178,981,227

$1,179,022,084

As of March 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

11/15/08 – 11/15/09

4.500% – 4.750%

$479,616,000

$

501,259,462

U.S. Treasury Bonds

08/15/19 – 08/15/23

6.250% – 8.125%

208,494,000

262,781,309

U.S. TIP Notes

04/15/11 – 01/15/18

1.625% – 2.625%

211,151,000

243,027,372

U.S. TIP Bonds

01/15/25 – 04/15/29

1.750% – 3.875%

172,432,000

179,310,625

U.S. Treasury Bills

04/03/08 – 09/25/08

—

16,097,000

16,047,993

$1,202,426,761

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is poten-

tial loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

6.

Securities Transactions

During the year ended March 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

Alternative

Multi-Cap

Absolute Return

Strategies

Commodities

Core Equity

Sector Rotation

Strategies

Allocation

Strategy

Hedged Equity

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$

83,784,070

$1,036,681,621

$977,791,193

$4,936,836

$185,561,454

$116,044,995

Sales

$121,206,190

$

997,229,750

$948,817,005

$

—

$160,527,967

$120,808,851

86

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Strengthening

Weakening

International

Managed

Dollar

Dollar

Rotation

Futures Strategy

Real Estate

2x Strategy

2x Strategy

Fund

Fund

Fund

Fund

Fund

Purchases

$35,660,121

$254,649,210

$163,900,271

$

—

$

—

Sales

$20,164,951

$119,368,213

$178,355,036

$

—

$

—

7.

Call Options Written

Transactions in options written during the period ended March 31, 2008, were as follows:

Absolute Return Strategies Fund

Hedged Equity Fund

Number of

Premiums

Number of

Premiums

Contracts

Received

Contracts

Received

Options outstanding at March 31, 2007

—

$

—

—

$

—

Options written

320

7,009,684

47

1,022,015

Options terminated in closing purchase transactions

(201)

(4,540,886)

(28)

(627,837)

Options expired

—

—

—

—

Options exercised

—

—

—

—

Options outstanding at March 31, 2008

119

$ 2,468,798

19

$

394,178

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

87

NOTES TO FINANCIAL STATEMENTS (continued)

8.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

Multi-Cap Core Equity Fund

A-Class

183,758

512,324

45,561

25,016

(277,562)

(388,196)

(48,243)

149,144

C-Class

578,996

915,144

309,961

120,278

(1,303,090)

(1,101,463)

(414,133)

(66,041)

H-Class

450,833

2,703,163

251,651

132,999

(2,022,499)

(3,585,911)

(1,320,015)

(749,749)

Sector Rotation Fund

A-Class

2,515,971

2,915,024

180,762

99,346

(1,870,200)

(2,349,522)

826,533

664,848

C-Class

2,985,049

5,827,906

507,269

297,000

(3,247,704)

(5,985,481)

244,614

139,425

H-Class

17,462,062

17,047,675

944,333

340,057

(15,112,460)

(24,762,620)

3,293,935

(7,374,888)

Absolute Return Strategies Fund

A-Class

1,539,342

1,743,268

61,772

23,781

(1,466,196)

(414,314)

134,918

1,352,735

C-Class

1,299,950

1,992,272

81,715

29,287

(946,572)

(472,761)

435,093

1,548,798

H-Class

3,737,413

8,184,826

233,503

121,837

(4,883,815)

(2,854,821)

(912,899)

5,451,842

Alternative Strategies Allocation Fund*

A-Class

45,145

—

—

—

(36)

—

45,109

—

C-Class

6,211

—

—

—

(76)

—

6,135

—

H-Class

156,802

—

—

—

(60)

—

156,742

—

Commodities Strategy Fund

A-Class

735,802

1,038,828

4,195

—

(579,667)

(951,294)

160,330

87,534

C-Class

468,782

257,580

2,792

—

(311,479)

(232,273)

160,095

25,307

H-Class

9,361,274

6,197,206

9,632

—

(7,020,121)

(5,788,416)

2,350,785

408,790

Hedged Equity Fund

A-Class

111,860

260,802

8,201

4,214

(147,120)

(60,153)

(27,059)

204,863

C-Class

134,682

320,629

10,345

12,011

(232,135)

(127,584)

(87,108)

205,056

H-Class

629,575

1,077,651

52,308

42,094

(1,055,321)

(688,667)

(373,438)

431,078

International Rotation Fund*

A-Class

873,569

—

16,911

—

(302,363)

—

588,117

—

C-Class

371,274

—

5,073

—

(218,555)

—

157,792

—

H-Class

1,363,614

—

9,613

—

(772,642)

—

600,585

—

Managed Futures Strategy Fund

A-Class

4,382,451

945,889*

235

—*

(771,855)

(936)*

3,610,831

944,953*

C-Class

1,663,914

108,028*

79

—*

(131,337)

— *

1,532,656

108,028*

H-Class

11,517,109

2,234,248*

614

—*

(1,928,419)

(405,431)*

9,589,304

1,828,817*

* Since the commencement of operations: March 2, 2007 — Managed Futures Strategy Fund; August 31, 2007 — International Rotation Fund; March 7, 2008 — Alternative Strategies Allocation

Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

Real Estate Fund

A-Class

112,803

564,891

557

1,050

(239,901)

(361,294)

(126,541)

204,647

C-Class

700,464

515,598

564

1,190

(760,867)

(482,847)

(59,839)

33,941

H-Class

6,023,194

16,747,783

852

13,156

(6,199,457)

(17,508,928)

(175,411)

(747,989)

Strengthening Dollar 2x Strategy Fund

A-Class

787,126

68,374

—

—

(650,512)

(67,427)

136,614

947

C-Class

1,457,961

722,596

—

—

(1,247,514)

(645,264)

210,447

77,332

H-Class

12,026,223

8,295,060

—

—

(11,034,788)

(8,085,732)

991,435

209,328

Weakening Dollar 2x Strategy Fund

A-Class

1,514,334

1,294,478

127,340

—

(1,706,145)

(604,890)

(64,471)

689,588

C-Class

1,265,049

1,087,128

112,053

—

(1,168,330)

(712,256)

208,772

374,872

H-Class

9,101,734

17,478,708

648,780

—

(10,420,234)

(15,536,958)

(669,720)

1,941,750

NOTES TO FINANCIAL STATEMENTS (continued)

9.

Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 100% of the value of the securi-

ties on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At

March 31, 2008, the cash collateral investments consisted of a money market mutual fund. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

182,009,020

$ 182,009,020

Total Mutual Fund

$182,009,020

At March 31, 2008, the following Funds participated in securities lending and received cash collateral:

Cash Collateral

Value of Securities Loaned

Multi-Cap Core Equity Fund

$

9,136,749

$

8,863,573

Sector Rotation Fund

108,278,629

105,569,817

Absolute Return Strategies Fund

39,871,120

38,311,988

Commodities Strategy Fund

5,673,000

5,380,980

Hedged Equity Fund

2,828,047

2,749,562

Managed Futures Strategy Fund

10,274,354

9,913,861

Real Estate Fund

5,947,121

5,775,688

10. New Accounting Pronouncements

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’

financial statements.

In March 2008, the FASB issued FAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity.

FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

11. Acquisition of Rydex Investments and the Distributor

At the close of business on January 17, 2008, Rydex NV, Inc., comprised of Rydex Investments, together with several other

Rydex entities, was acquired by Security Benefit Corporation (“Security Benefit”), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the “Transaction”). As a result of the Transaction’s completion, Rydex Investments and the Distributor are wholly-owned subsidiaries of Security Benefit. While the Transaction has no material impact on the Funds or their share-

holders, it resulted in a change of control of Rydex Investments, which in turn caused the termination of the investment advisory agreement between Rydex Investments and the Funds.

90

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

A new investment advisory agreement between Rydex Investments and the Funds was approved under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). This New Agreement was approved by shareholders, via proxy, and took effect upon the closing of the Transaction.

The Transaction had no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

91

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities of the Multi-Cap Core Equity Fund, Sector Rotation

Fund, Absolute Return Strategies Fund, Alternative Strategies Allocation Fund, Commodities Strategy Fund, Hedged

Equity Fund, International Rotation Fund, Managed Futures Strategy Fund, Real Estate Fund, Strengthening Dollar 2x

Strategy Fund, and Weakening Dollar 2x Strategy Fund (11 of the series constituting the Rydex Series Funds) (the “Funds”),

including the schedules of investments, as of March 31, 2008, and the related statements of operations for the period then ended, statements of changes in net assets, and financial highlights for each of the periods presented in the two years then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsi-

bility is to express an opinion on these financial statements and financial highlights based on our audits. The financial high-

lights for each of the periods presented through March 31, 2006 were audited by other auditors, whose report dated May

18, 2006 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United

States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securi-

ties owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects,

the financial position of each of the Funds at March 31, 2008, and the results of their operations for the period then ended,

the changes in their net assets and their financial highlights for each of the periods presented in the two years then ended,

in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 29, 2008

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THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided for the year ended March 31, 2008, as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund

% Qualifying

Multi-Cap Core Equity Fund

42.23%

Sector Rotation Fund

12.77%

Absolute Return Strategies Fund

28.73%

Hedged Equity Fund

18.13%

International Rotation Fund

77.38%

Additionally, the following amounts of ordinary dividends paid during the same period qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively. This information was included in Form 1099-DIV sent to shareholders for the calendar year ended on December 31, 2007. Information for

2008 will be sent to shareholders in January of 2009.

Fund

% Qualifying

Multi-Cap Core Equity Fund

88.28%

Sector Rotation Fund

23.69%

Absolute Return Strategies Fund

40.29%

Hedged Equity Fund

7.75%

International Rotation Fund

38.30%

The Funds’ distributions to shareholders included:

Multi-Cap

Sector

Absolute Return

Hedged

Core Equity

Rotation

Strategies

Equity

Fund

Fund

Fund

Fund

From short-term capital gains:

$3,610,813

$12,569,596

$

—

$

—

From long-term capital gains,

subject to the 15% rate gains category:

4,699,874

13,606,294

1,014,038

56,710

From long-term capital gains, using

proceeds from shareholder redemptions:

1,074,101

—

1,524,281

232,955

International

Managed

Real

Weakening

Rotation

Futures

Estate

Dollar 2x

Fund

Fund

Fund

Fund

From short-term capital gains:

$

158,414

$

26,724

$

—

$

—

From long-term capital gains,

subject to the 15% rate gains category:

140,091

—

—

17,901

From long-term capital gains, using

proceeds from shareholder redemptions:

25,198

752,156

940,860

5,704,160

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

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OTHER INFORMATION (Unaudited) (concluded)

Proxy Results

At a special meeting of shareholders initially held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Series Funds and Padco Advisors, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Multi-Cap Core Equity Fund

1,921,466.749

92,938.061

109,303.900

Sector Rotation Fund

9,472,435.898

369,537.644

743,388.025

Absolute Return Strategies Fund

6,220,345.260

160,606.533

308,057.950

Commodities Strategy Fund

1,345,564.619

22,340.563

50,093.783

Hedged Equity Fund

1,001,787.797

22,172.820

50,019.744

Managed Futures Strategy Fund

3,182,571.311

86,985.935

150,411.317

Real Estate Fund

226,238.760

316.000

158.102

Strengthening Dollar 2x Strategy Fund

526,507.812

11,307.176

30,282.777

Weakening Dollar 2x Strategy Fund

2,067,787.756

99,919.384

219,499.286

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to share-

holders, without charge and upon request, by calling 1-800-820-0888.

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THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––

Year of Birth

––––––––––––––––––––––

(Year Began)

––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

149

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005

to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

149

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to present); Vice President of Rydex Series Funds (1997 to present); Vice President of

Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF

Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex

Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––

Year of Birth

––––––––––––––––––––––

(Year Began)

––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

141

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

141

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

141

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––

Year of Birth

––––––––––––––––––––––

(Year Began)

––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

141

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

141

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

141

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

141

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––

Year of Birth

During Past Five Years

––––––––––––––––

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present);

Vice President and Treasurer (1963)

Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust,

Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice

President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Secretary (1966)

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex

Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Assistant Treasurer (1966)

Funds, Rydex ETF Trust (2006 to present); Vice President of Rydex Investments

(2004 to present); Director of Accounting of Rydex Investments (2003 to 2004);

Vice President of Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds,

Controller (1974)

Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex

Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RSTF–ANN–0308x0309